Exhibit 10.1

EXECUTION VERSION
FIRST AMENDMENT dated as of September 4, 2020 (this “Agreement”), to the Revolving Credit Agreement dated as of February 10, 2020 (the “Existing Revolving Credit Agreement”), among OTIS WORLDWIDE CORPOFIRST AMENDMENT dated as of September 4, 2020 (this “Agreement”), to the Revolving Credit Agreement dated as of February 10, 2020 (the “Existing Revolving Credit Agreement”), among OTIS WORLDWIDE CORPORATION, a Delaware corporation (the “Company”), the SUBSIDIARY BORROWERS party thereto, the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

WHEREAS, the Company has requested that the Existing Revolving Credit Agreement be amended as set forth herein; and

WHEREAS, the Lenders party hereto and the Administrative Agent are willing, subject to the terms and conditions set forth below, to amend the Existing Revolving Credit Agreement on the terms set forth herein (the Existing Revolving Credit Agreement, as so amended, is referred to as the “Amended Revolving Credit Agreement”).

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used and not otherwise defined herein (including in the preliminary statements hereto) have the meanings assigned to them in the Amended Revolving Credit Agreement.

SECTION 2 Amendments to the Existing Revolving Credit Agreement. Effective as of the First Amendment Effective Date (as defined below):

(a) The Existing Revolving Credit Agreement is hereby amended by inserting the language indicated in single or double underlined text (indicated textually in the same manner as the following examples: single-underlined text or single-underlined text) in Exhibit A hereto and by deleting the language indicated by strikethrough text (indicated textually in the same manner as the following example: ~~stricken text~~ or ~~stricken text~~) in Exhibit A hereto.

(b) Schedule 2.01 to the Existing Revolving Credit Agreement is hereby amended and restated in its entirety to be in the form of Schedule 2.01 attached hereto.

(c) Each of Exhibits A, B, C, E and H to the Existing Revolving Credit Agreement is hereby amended and restated in its entirety to be in the form of Exhibit A, B, C, E or H, respectively, attached to the Amended Revolving Credit Agreement.

SECTION 3. Tranche 1 Commitments and Tranche 2 Commitments. On the terms set forth herein and in the Amended Revolving Credit Agreement, and subject to the conditions set forth herein, on and as of the First Amendment Effective Date:

(a) the Commitment under, and as defined in, the Existing Revolving Credit Agreement of each Lender, other than the New Tranche 2 Lenders (as defined below), shall be redesignated as, and shall continue in effect under the Amended Revolving Credit Agreement as, the Tranche 1 Commitment of such Lender in the same amount as such Lender’s Commitment under the Existing Revolving Credit Agreement immediately prior to the First Amendment Effective Date;

(b) the Commitment under, and as defined in, the Existing Revolving Credit Agreement of each Lender listed on Schedule 2.01 hereto as providing a Tranche 2 Commitment (each, a “New Tranche 2 Lender”) shall be redesignated as, and shall continue in effect under the Amended Revolving Credit Agreement as, the Tranche 1 Commitment of such Lender in an amount equal to (A) the amount of such New Tranche 2 Lender’s Commitment under the Existing Revolving Credit Agreement immediately prior to the First Amendment Effective Date less (B) the amount set forth opposite such New Tranche 2 Lender’s name under the heading “Tranche 2 Commitments” on Schedule 2.01 hereto; and

(c) each New Tranche 2 Lender shall have a Tranche 2 Commitment in the amount set forth opposite such New Tranche 2 Lender’s name under the heading “Tranche 2 Commitments” on Schedule 2.01.

The terms of the Tranche 1 Commitments, Tranche 2 Commitments, Tranche 1 Loans and Tranche 2 Loans shall be as set forth in the Amended Revolving Credit Agreement, and on and as of the First Amendment Effective Date each Lender shall be referred to as a “Tranche 1 Lender” or “Tranche 2 Lender”, as applicable, and shall continue to be a “Lender”, under the Amended Revolving Credit Agreement and the other Loan Documents, and shall have all the rights, benefits and privileges of, and shall be subject to all the obligations of, a “Tranche 1 Lender” or “Tranche 2 Lender”, as applicable, and a “Lender” under the Amended Revolving Credit Agreement and the other Loan Documents.

SECTION 4. Representations and Warranties. The Company represents and warrants to the other parties hereto that:

(a) This Agreement has been duly authorized, executed and delivered by the Company and the Irish Subsidiary Borrower and constitutes a legal, valid and binding obligation of the Company and the Irish Subsidiary Borrower enforceable against the Company or the Irish Subsidiary Borrower, as applicable, in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) On and as of the First Amendment Effective Date, (i) the representations and warranties of the Company set forth in Section 4.01 of the Amended Revolving Credit Agreement (other than Sections 4.01(e)(ii) and 4.01(f) thereof) and the representations and warranties of the Irish Subsidiary Borrower set forth in Section 4.02 are true and correct (x) in the case of the representations and warranties qualified by materiality or Material Adverse Effect in the text thereof, in all respects and (y) in the case of the representations and warranties other than those referenced in the foregoing clause (x), in all material respects and (ii) no Default or Event of Default has occurred and is continuing.

SECTION 5. Effectiveness of this Agreement. This Agreement and the amendment of the Existing Revolving Credit Agreement as set forth in Sections 2 and 3 hereof shall become effective as of the first date (the “First Amendment Effective Date”) on which each of the following conditions shall have been satisfied or waived:

(a) The Administrative Agent shall have executed a counterpart of this Agreement and shall have received from the Company, the Irish Subsidiary Borrower, each New Tranche 2 Lender and the Lenders constituting, when taken with the New Tranche 2 Lenders, the Required Lenders either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include email transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(b) The Administrative Agent shall have received reimbursement of all reasonable out-of-pocket expenses incurred by it in connection with this Agreement that are required to be reimbursed or paid by the Company under the Existing Revolving Credit Agreement, to the extent invoiced not less than one Business Day before the First Amendment Effective Date.

(c) The Administrative Agent shall have received, for the account of each Lender party to the Existing Revolving Credit Agreement immediately prior to the effectiveness of this Agreement, all Commitment Fees accrued but unpaid under the Existing Revolving Credit Agreement in respect of periods prior to the First Amendment Effective Date.

The Administrative Agent shall promptly notify, in writing, the Company and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 6. Effect of Amendment; No Novation. (a) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Existing Revolving Credit Agreement or any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Revolving Credit Agreement or any other Loan Document, all of which shall continue in full force and effect in accordance with the provisions thereof. Nothing herein shall be deemed to entitle any of the Company or the Subsidiary Borrowers on any other occasion to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Revolving Credit Agreement or any other Loan Document in similar or different circumstances. This Agreement constitutes a Loan Document for all purposes of the Amended Revolving Credit Agreement and the other Loan Documents.

(b) On and after the First Amendment Effective Date, each reference in the Existing Revolving Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, as used in the Existing Revolving Credit Agreement, shall refer to the Amended Revolving Credit Agreement, and each reference in any other Loan Document to “the Credit Agreement” or words of like import shall refer to the Amendment Revolving Credit Agreement.

SECTION 7. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 8. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 9. Incorporation by Reference. Sections 8.09(a), 8.10(b), 8.11, 8.12, 8.14 and 8.16 of the Existing Revolving Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

[The remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

OTIS WORLDWIDE CORPORATION,
by
/s/ Imelda Suit
Name: Imelda Suit
Title: Vice President, Treasurer

OTIS WORLDWIDE lending designated activity company,
by
/s/ Bradley G. Thompson
Name: Bradley G. Thompson
Title: Director

JPMORGAN CHASE BANK, N.A., individually and as the Administrative Agent,
By
/s/ Jonathan Bennett
Name: Jonathan Bennett
Title: Executive Director

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

BANK OF AMERICA, N.A.,
by
/s/ Thor O’Connell
Name: Thor O’Connell
Title: Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

Citibank, N.A.:
by
/s/ Susan Olsen
Name: Susan Olsen
Title: Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

Name of Institution: HSBC BANK USA, National Association
by
/s/ Patrick Mueller
Name: Patrick Mueller
Title: Managing Director

For any Lender requiring a second signature block:
by

Name:
Title:

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

Name of Institution: SUMITOMO MITSUI BANKING CORPORATION
by
/s/ Jun Ashley
Name: Jun Ashley
Title: Director

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

Name of Institution: Goldman Sachs Bank USA
by
/s/ Mahesh Mohan
Name: Mahesh Mohan
Title: Authorized Signatory

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

MORGAN STANLEY BANK, N.A.
by
/s/ Jack Kuhns
Name: Jack Kuhns
Title: Authorized Signatory

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

UNICREDIT BANK AG, NEW YORK BRANCH,
by
/s/ Priya Trivedi
Priya Trivedi
Director

by
/s/ Thomas Petz
Thomas Petz
Director

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

Banco Santander, S.A., New York Branch
by
/s/ Rita Walz-Cuccioli
Name: Rita Walz-Cuccioli
Title: Executive Director Banco Santander S.A., New York Branch

by
/s/ Pablo Urgoiti
Name: Pablo Urgoiti
Title: Managing Director

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

BNP Paribas,
by
/s/ Richard Pace
Name: Richard Pace
Title: Managing Director

by
/s/ Andrew-Sebastien Aschehoug
Name: Andrew-Sebastien Aschehoug
Title: Director

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

Commerzbank AG, New York Branch,
by
/s/ Mathew Ward
Name: Mathew Ward
Title: Director

by
/s/ Robert Sullivan
Name: Robert Sullivan
Title: Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

DEUTSCHE BANK AG NEW YORK BRANCH,
by
/s/ Ming K. Chu
Name: Ming K. Chu ming.k.chu@db.com
Title: Director +1-212-250-5451

by
/s/ Annie Chung
Name: Annie Chung annie.chung@db.com
Title: Director +1-212-250-6375

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

Name of Institution: Intesa Sanpaolo S.p.A., New York Branch
by
/s/ Alessandro Toigo
Name: Alessandro Toigo
Title: Head of Corporate Desk

For any Lender requiring a second signature block:
by
/s/ Anne Culver
Name: Anne Culver
Title: Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

Name of Institution: MIZUHO BANK, LTD.
by
/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Executive Director

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

Name of Institution: Royal Bank of Canada
by
/s/ Brian Hueter
Name: Brian Hueter
Title: Authorized Signatory

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

Name of Institution: SOCIETE GENERALE
by
/s/ Kimberly Metzger
Name: Kimberly Metzger
Title: Director

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

Name of Institution: STANDARD CHARTERED BANK
by
/s/ James Beck
Name: James Beck
Title: Associate Director

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

Name of Institution: WELLS FARGO BANK, NATIONAL ASSOCIATION
by
/s/ Matt J Perrizo
Name: Matt J Perrizo
Title: Director

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

Name of Institution: Bank of China, New York Branch
by
/s/ Raymond Qiao
Name: Raymond Qiao
Title: Executive Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

Name of Institution: Bayerische Landesbank, New York Branch
by
/s/ Alistair Anderson
Name: Alistair Anderson
Title: Senior Director

by
/s/ Elke Videgain
Name: Elke Videgain
Title: Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

Name of Institution: Bank of Montreal, Chicago Branch
by
/s/ Andrew Berryman
Name: Andrew Berryman
Title: Vice President

For any Lender requiring a second signature block:
by

Name:
Title:

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

DBS Bank Ltd.
by
/s/ Josephine Lim
Name: Josephine Lim
Title: Senior Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LTD., NEW YORK BRANCH
by
/s/ Brian Foley
Name: Brian Foley
Title: Director

by
/s/ Dayi Liu
Name: Dayi Liu
Title: Executive Director

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

Name of Institution: THE BANK OF NEW YORK MELLON
by
/s/ Thomas J. Tarasovich, Jr.
Name: Thomas J. Tarasovich, Jr.
Title: Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

Name of Institution: BARCLAYS BANK PLC
by
/s/ Craig Malloy
Name: Craig Malloy
Title: Director

For any Lender requiring a second signature block:
by

Name:
Title:

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

Name of Institution: Westpac Banking Corporation
by
/s/ Daniel Sutton
Name: Daniel Sutton
Title: Tier Two Attorney

Amended Revolving Credit Agreement
[Attached]

RATION, a Delaware corporation (the “Company”), the SUBSIDIARY BORROWERS party thereto, the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.
WHEREAS, the Company has requested that the Existing Revolving Credit Agreement be amended as set forth herein; and
WHEREAS, the Lenders party hereto and the Administrative Agent are willing, subject to the terms and conditions set forth below, to amend the Existing Revolving Credit Agreement on the terms set forth herein (the Existing Revolving Credit Agreement, as so amended, is referred to as the “Amended Revolving Credit Agreement”).
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Defined Terms. Capitalized terms used and not otherwise defined herein (including in the preliminary statements hereto) have the meanings assigned to them in the Amended Revolving Credit Agreement.
SECTION 2.Amendments to the Existing Revolving Credit Agreement. Effective as of the First Amendment Effective Date (as defined below):
i.The Existing Revolving Credit Agreement is hereby amended by inserting the language indicated in single or double underlined text (indicated textually in the same manner as the following examples: single-underlined text or single-underlined text) in Exhibit A hereto and by deleting the language indicated by strikethrough text (indicated textually in the same manner as the following example: ~~stricken text~~ or stricken text) in Exhibit A hereto.
ii.Schedule 2.01 to the Existing Revolving Credit Agreement is hereby amended and restated in its entirety to be in the form of Schedule 2.01 attached hereto.
iii.Each of Exhibits A, B, C, E and H to the Existing Revolving Credit Agreement is hereby amended and restated in its entirety to be in the form of Exhibit A, B, C, E or H, respectively, attached to the Amended Revolving Credit Agreement.
SECTION 3.Tranche 1 Commitments and Tranche 2 Commitments. On the terms set forth herein and in the Amended Revolving Credit Agreement, and subject to the conditions set forth herein, on and as of the First Amendment Effective Date:
i.the Commitment under, and as defined in, the Existing Revolving Credit Agreement of each Lender, other than the New Tranche 2 Lenders (as defined below), shall be redesignated as, and shall continue in effect under the Amended Revolving Credit Agreement as, the Tranche 1 Commitment of such Lender in the same amount as such Lender’s Commitment under the Existing Revolving Credit Agreement immediately prior to the First Amendment Effective Date;
ii.the Commitment under, and as defined in, the Existing Revolving Credit Agreement of each Lender listed on Schedule 2.01 hereto as providing a Tranche 2 Commitment (each, a “New Tranche 2 Lender”) shall be redesignated as, and shall continue in effect under the Amended Revolving Credit Agreement as, the Tranche 1 Commitment of such Lender in an amount equal to (A) the amount of such New Tranche 2 Lender’s Commitment under the Existing Revolving Credit Agreement immediately prior to the First Amendment Effective Date less (B) the amount set forth opposite such New Tranche 2 Lender’s name under the heading “Tranche 2 Commitments” on Schedule 2.01 hereto; and
iii.each New Tranche 2 Lender shall have a Tranche 2 Commitment in the amount set forth opposite such New Tranche 2 Lender’s name under the heading “Tranche 2 Commitments” on Schedule 2.01.
The terms of the Tranche 1 Commitments, Tranche 2 Commitments, Tranche 1 Loans and Tranche 2 Loans shall be as set forth in the Amended Revolving Credit Agreement, and on and as of the First Amendment Effective Date each Lender shall be referred to as a “Tranche 1 Lender” or “Tranche 2 Lender”, as applicable, and shall continue to be a “Lender”, under the Amended Revolving Credit Agreement and the other Loan Documents, and shall have all the rights, benefits and privileges of, and shall be subject to all the obligations of, a “Tranche 1 Lender” or “Tranche 2 Lender”, as applicable, and a “Lender” under the Amended Revolving Credit Agreement and the other Loan Documents.
SECTION 4.Representations and Warranties. The Company represents and warrants to the other parties hereto that:
i.This Agreement has been duly authorized, executed and delivered by the Company and the Irish Subsidiary Borrower and constitutes a legal, valid and binding obligation of the Company and the Irish Subsidiary Borrower enforceable against the Company or the Irish Subsidiary Borrower, as applicable, in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
ii.On and as of the First Amendment Effective Date, (i) the representations and warranties of the Company set forth in Section 4.01 of the Amended Revolving Credit Agreement (other than Sections 4.01(e)(ii) and 4.01(f) thereof) and the representations and warranties of the Irish Subsidiary Borrower set forth in Section 4.02 are true and correct (x) in the case of the representations and warranties qualified by materiality or Material Adverse Effect in the text thereof, in all respects and (y) in the case of the representations and warranties other than those referenced in the foregoing clause (x), in all material respects and (ii) no Default or Event of Default has occurred and is continuing.
SECTION 5.Effectiveness of this Agreement. This Agreement and the amendment of the Existing Revolving Credit Agreement as set forth in Sections 2 and 3 hereof shall become effective as of the first date (the “First Amendment Effective Date”) on which each of the following conditions shall have been satisfied or waived:
i. The Administrative Agent shall have executed a counterpart of this Agreement and shall have received from the Company, the Irish Subsidiary Borrower, each New Tranche 2 Lender and the Lenders constituting, when taken with the New Tranche 2 Lenders, the Required Lenders either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include email transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.
ii.The Administrative Agent shall have received reimbursement of all reasonable out-of-pocket expenses incurred by it in connection with this Agreement that are required to be reimbursed or paid by the Company under the Existing Revolving Credit Agreement, to the extent invoiced not less than one Business Day before the First Amendment Effective Date.
iii.The Administrative Agent shall have received, for the account of each Lender party to the Existing Revolving Credit Agreement immediately prior to the effectiveness of this Agreement, all Commitment Fees accrued but unpaid under the Existing Revolving Credit Agreement in respect of periods prior to the First Amendment Effective Date.
The Administrative Agent shall promptly notify, in writing, the Company and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding.
SECTION 6.Effect of Amendment; No Novation. (a) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Existing Revolving Credit Agreement or any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Revolving Credit Agreement or any other Loan Document, all of which shall continue in full force and effect in accordance with the provisions thereof. Nothing herein shall be deemed to entitle any of the Company or the Subsidiary Borrowers on any other occasion to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Revolving Credit Agreement or any other Loan Document in similar or different circumstances. This Agreement constitutes a Loan Document for all purposes of the Amended Revolving Credit Agreement and the other Loan Documents.

ii.On and after the First Amendment Effective Date, each reference in the Existing Revolving Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, as used in the Existing Revolving Credit Agreement, shall refer to the Amended Revolving Credit Agreement, and each reference in any other Loan Document to “the Credit Agreement” or words of like import shall refer to the Amendment Revolving Credit Agreement.
SECTION 7.Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Agreement.
SECTION 8.Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
SECTION 9.Incorporation by Reference. Sections 8.09(a), 8.10(b), 8.11, 8.12, 8.14 and 8.16 of the Existing Revolving Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
[The remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

OTIS WORLDWIDE CORPORATION,
by
/s/ Imelda Suit
Name: Imelda Suit
Title: Vice President, Treasurer

OTIS WORLDWIDE lending designated activity company,
by
/s/ Bradley G. Thompson
Name: Bradley G. Thompson
Title: Director

[Signature Page to First Amendment to the Otis Revolving Credit Agreement]

JPMORGAN CHASE BANK, N.A., individually and as the Administrative Agent,
By
/s/ Jonathan Bennett
Name: Jonathan Bennett
Title: Executive Director

[Signature Page to First Amendment to the Otis Revolving Credit Agreement]

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

BANK OF AMERICA, N.A.,
by
/s/ Thor O’Connell
Name: Thor O’Connell
Title: Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

Citibank, N.A.:
by
/s/ Susan Olsen
Name: Susan Olsen
Title: Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

Name of Institution: HSBC BANK USA, National Association
by
/s/ Patrick Mueller
Name: Patrick Mueller
Title: Managing Director

For any Lender requiring a second signature block:
by

Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

Name of Institution: SUMITOMO MITSUI BANKING CORPORATION
by
/s/ Jun Ashley
Name: Jun Ashley
Title: Director

SIGNATURE PAGE TO

FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

Name of Institution: Goldman Sachs Bank USA
by
/s/ Mahesh Mohan
Name: Mahesh Mohan
Title: Authorized Signatory

SIGNATURE PAGE TO

FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

MORGAN STANLEY BANK, N.A.
by
/s/ Jack Kuhns
Name: Jack Kuhns
Title: Authorized Signatory

SIGNATURE PAGE TO

FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

UNICREDIT BANK AG, NEW YORK BRANCH,
by
/s/ Priya Trivedi
Priya Trivedi
Director

by
/s/ Thomas Petz
Thomas Petz
Director

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

Banco Santander, S.A., New York Branch
by
/s/ Rita Walz-Cuccioli
Name: Rita Walz-Cuccioli
Title: Executive Director Banco Santander S.A., New York Branch

by
/s/ Pablo Urgoiti
Name: Pablo Urgoiti
Title: Managing Director

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

BNP Paribas,
by
/s/ Richard Pace
Name: Richard Pace
Title: Managing Director

by
/s/ Andrew-Sebastien Aschehoug
Name: Andrew-Sebastien Aschehoug
Title: Director

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

Commerzbank AG, New York Branch,
by
/s/ Mathew Ward
Name: Mathew Ward
Title: Director

by
/s/ Robert Sullivan
Name: Robert Sullivan
Title: Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

DEUTSCHE BANK AG NEW YORK BRANCH,
by
/s/ Ming K. Chu
Name: Ming K. Chu ming.k.chu@db.com
Title: Director +1-212-250-5451

by
/s/ Annie Chung
Name: Annie Chung annie.chung@db.com
Title: Director +1-212-250-6375

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

Name of Institution: Intesa Sanpaolo S.p.A., New York Branch
by
/s/ Alessandro Toigo
Name: Alessandro Toigo
Title: Head of Corporate Desk

For any Lender requiring a second signature block:
by
/s/ Anne Culver
Name: Anne Culver
Title: Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

Name of Institution: MIZUHO BANK, LTD.
by
/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Executive Director

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

Name of Institution: Royal Bank of Canada
by
/s/ Brian Hueter
Name: Brian Hueter
Title: Authorized Signatory

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

Name of Institution: SOCIETE GENERALE
by
/s/ Kimberly Metzger
Name: Kimberly Metzger
Title: Director

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

Name of Institution: STANDARD CHARTERED BANK
by
/s/ James Beck
Name: James Beck
Title: Associate Director

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

Name of Institution: WELLS FARGO BANK, NATIONAL ASSOCIATION
by
/s/ Matt J Perrizo
Name: Matt J Perrizo
Title: Director

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

Name of Institution: Bank of China, New York Branch
by
/s/ Raymond Qiao
Name: Raymond Qiao
Title: Executive Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

Name of Institution: Bayerische Landesbank, New York Branch
by
/s/ Alistair Anderson
Name: Alistair Anderson
Title: Senior Director

by
/s/ Elke Videgain
Name: Elke Videgain
Title: Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

Name of Institution: Bank of Montreal, Chicago Branch
by
/s/ Andrew Berryman
Name: Andrew Berryman
Title: Vice President

For any Lender requiring a second signature block:
by

Name:
Title:

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

DBS Bank Ltd.
by
/s/ Josephine Lim
Name: Josephine Lim
Title: Senior Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LTD., NEW YORK BRANCH
by
/s/ Brian Foley
Name: Brian Foley
Title: Director

by
/s/ Dayi Liu
Name: Dayi Liu
Title: Executive Director

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

Name of Institution: THE BANK OF NEW YORK MELLON
by
/s/ Thomas J. Tarasovich, Jr.
Name: Thomas J. Tarasovich, Jr.
Title: Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

Name of Institution: BARCLAYS BANK PLC
by
/s/ Craig Malloy
Name: Craig Malloy
Title: Director

For any Lender requiring a second signature block:
by

Name:
Title:

SIGNATURE PAGE TO
FIRST AMENDMENT to
the REVOLVING CREDIT Agreement OF
OTIS WORLDWIDE CORPORATION

Name of Institution: Westpac Banking Corporation
by
/s/ Daniel Sutton
Name: Daniel Sutton
Title: Tier Two Attorney

Amended Revolving Credit Agreement
[Attached]

`

~~EXECUTION VERSION~~EXHIBIT A

REVOLVING CREDIT AGREEMENT
dated as of February 10, 2020,
among
OTIS WORLDWIDE CORPORATION,

the SUBSIDIARY BORROWERS party hereto,
the LENDERS party hereto
and
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

JPMORGAN CHASE BANK, N.A.,
BOFA SECURITIES, INC.,
CITIBANK, N.A.,
HSBC SECURITIES (USA) INC.
and
SUMITOMO MITSUI BANKING CORPORATION,
as Joint Lead Arrangers and Joint Bookrunners

BANK OF AMERICA, N.A.,
CITIBANK, N.A.,
HSBC BANK USA, NATIONAL ASSOCIATION
and
SUMITOMO MITSUI BANKING CORPORATION,
as Syndication Agents

GOLDMAN SACHS BANK USA
and
MORGAN STANLEY BANK, N.A.,
as Documentation Agents

Page

ARTICLE I

DEFINITIONS AND ACCOUNTING TERMS

SECTION 1.01.    Defined Terms.............................................................................................1
SECTION 1.02.    Classification of Loans and Borrowings................................................~~34~~36
SECTION 1.03.    Terms Generally.....................................................................................~~34~~36
SECTION 1.04.    Accounting Terms; GAAP; Pro Forma Calculations.............................~~34~~37
SECTION 1.05.    Interest Rates; LIBOR or EURIBOR Notification................................~~35~~38
SECTION 1.06.    Divisions................................................................................................~~36~~38
SECTION 1.07.    Effectuation of the Transactions............................................................~~36~~39
SECTION 1.08.    Currency Translation.............................................................................~~36~~39

ARTICLE II
AMOUNTS AND TERMS OF THE LOANS

SECTION 2.01.    Loans.........................................................................................................~~37~~39
SECTION 2.02.    Notice of Borrowings................................................................................~~37~~40
SECTION 2.03.    [Reserved].................................................................................................~~38~~41
SECTION 2.04.    Notice to Lenders; Funding of Loans.......................................................~~38~~41
SECTION 2.05.    Commitment Fee and Other Fees.............................................................~~39~~43
SECTION 2.06.    Increase in Commitments; Termination or Reduction of Commitments..~~40~~43
SECTION 2.07.    Repayment of Loans.................................................................................~~41~~44
SECTION 2.08.    Interest on Loans.......................................................................................~~41~~44
SECTION 2.09.    Conversion and Subsequent Interest Period Elections for Loans.............~~42~~45
SECTION 2.10.    Prepayments of Loans...............................................................................~~44~~47
SECTION 2.11.    Increased Costs.........................................................................................~~44~~48
SECTION 2.12.    Break Funding Payments..........................................................................~~46~~50
SECTION 2.13.    Payments and Computations.....................................................................~~47~~51
SECTION 2.14.    Taxes.........................................................................................................~~48~~52
SECTION 2.15.    Sharing of Payments, Etc......................................................................…~~53~~57
SECTION 2.16.    Defaulting Lenders....................................................................................~~54~~58
SECTION 2.17.    Alternate Rate of Interest..........................................................................~~55~~59
SECTION 2.18.    Mitigation Obligations; Replacement of Lenders.....................................~~57~~61
SECTION 2.19.    Subsidiary Borrowers................................................................................~~58~~62

i.

(continued)
Page
ARTICLE III
CONDITIONS OF LENDING

SECTION 3.01.    Closing Date..............................................................................................~~61~~65
SECTION 3.02.    Conditions Precedent to Availability........................................................~~62~~66
SECTION 3.03.    Conditions Precedent to Each Borrowing.................................................~~63~~67
SECTION 3.04.    Conditions to Initial Borrowing by Each Designated Subsidiary Borrower    ~~63~~67
ARTICLE IV
REPRESENTATIONS AND WARRANTIES

SECTION 4.01.    Representations and Warranties of the Company.....................................~~64~~68
SECTION 4.02.    Representations and Warranties of each Subsidiary Borrower.............…~~66~~70
ARTICLE V
COVENANTS OF THE COMPANY

SECTION 5.01.    Affirmative Covenants..............................................................................~~67~~71
SECTION 5.02.    Negative Covenants..................................................................................~~69~~73
ARTICLE VI
EVENTS OF DEFAULT

SECTION 6.01.    Events of Default......................................................................................~~74~~78
SECTION 6.02.    Lenders’ Rights upon an Event of Default...............................................~~76~~80
ARTICLE VII

THE AGENTS

SECTION 7.01.    Authorization and Action.........................................................................~~77~~81
SECTION 7.02.    Agents’ Reliance, Etc...............................................................................~~77~~81
SECTION 7.03.    Delegation of Duties.................................................................................~~78~~82
SECTION 7.04.    Agents and Affiliates................................................................................~~79~~83
SECTION 7.05.    Lender Credit Decision.............................................................................~~79~~83

ii.

(continued)
Page
SECTION 7.06.    [Reserved.]................................................................................................~~79~~83
SECTION 7.07.    Successor Administrative Agent...............................................................~~79~~83
SECTION 7.08.    Arrangers, Syndication Agents and Documentation Agents....................~~80~~84
SECTION 7.09.    Administrative Agent May File Proofs of Claim......................................~~80~~84
SECTION 7.10.    Certain ERISA Matters.............................................................................~~81~~85
ARTICLE VIII
MISCELLANEOUS

SECTION 8.01.    Amendments, Etc......................................................................................~~82~~86
SECTION 8.01A.    Certain Agreement......................................................................................89
SECTION 8.02.    Notices, Etc...............................................................................................~~85~~89
SECTION 8.03.    No Waiver; Remedies...............................................................................~~87~~91
SECTION 8.04.    Expenses; Indemnity; Damage Waiver.....................................................~~87~~91
SECTION 8.05.    Binding Effect; Survival...........................................................................~~88~~93
SECTION 8.06.    Optional Assignments; Participations......................................................~~89~~93
SECTION 8.07.    Confidentiality..........................................................................................~~91~~96
SECTION 8.08.    Records of Administrative Agent.............................................................~~93~~97
SECTION 8.09.    Governing Law; Consent to Service of Process; Waiver of Jury Trial....~~94~~98
SECTION 8.10.    Execution in Counterparts; Integration; Electronic Execution.................~~95~~99
SECTION 8.11.    Severability.............................................................................................~~95~~100
SECTION 8.12.    Headings.................................................................................................~~96~~100
SECTION 8.13.    Interest Rate Limitation..........................................................................~~96~~100
SECTION 8.14.    No Advisory or Fiduciary Responsibility...............................................~~96~~100
SECTION 8.15.    USA PATRIOT Act Notice and Beneficial Ownership Regulation.......~~97~~101
SECTION 8.16.    Acknowledgment and Consent to Bail-In of Affected Financial Institutions    ~~97~~101
SECTION 8.17.    Conversion of Currencies.......................................................................~~97~~102
SECTION 8.18.    Permitted Reorganization.......................................................................~~98~~102
ARTICLE IX

COMPANY GUARANTEE
SECTION 9.01.    The Guarantee.........................................................................................~~99~~104
SECTION 9.02.    Guarantee Unconditional......................................................................~~100~~104
SECTION 9.03.    Discharge; Reinstatement in Certain Circumstances............................~~100~~105
SECTION 9.04.    Waiver by the Company.......................................................................~~101~~105
SECTION 9.05.    Taxes....................................................................................................~~101~~105

ii.

SCHEDULES

Schedule 2.01     — Commitments
Schedule 5.02(a)    — Liens
Schedule 5.02(c) — Sale and Leaseback Transactions

EXHIBITS

Exhibit A     — Form of Assignment and Assumption
Exhibit B     — Form of Borrowing Request
Exhibit C     — Form of Compliance Certificate
Exhibit D     — Form of Ineligible Subsidiary Designation Notice
Exhibit E     — Form of Interest Election Request
Exhibit F     — Form of Subsidiary Borrower Agreement
Exhibit G-1 — Form of U.S. Tax Certificate (For Foreign Lenders that are not Partnerships for U.S. Federal Income Tax Purposes and Foreign Lenders that are Disregarded Entities for U.S. Federal Income Tax Purposes Whose Owner, for U.S. Federal Income Tax Purposes, is not a Partnership)
Exhibit G-2 — Form of U.S. Tax Certificate (For Foreign Participants that are not Partnerships for U.S. Federal Income Tax Purposes and Participants that are Disregarded Entities for U.S. Federal Income Tax Purposes Whose Owner, for U.S. Federal Income Tax Purposes, is not a Partnership)
Exhibit G-3 — Form of U.S. Tax Certificate (For Foreign Participants that are Partnerships for U.S. Federal Income Tax Purposes and Participants that are Disregarded Entities for U.S. Federal Income Tax Purposes Whose Owner, for U.S. Federal Income Tax Purposes, is a Partnership)
Exhibit G-4 — Form of U.S. Tax Certificate (For Foreign Lenders that are Partnerships for U.S. Federal Income Tax Purposes and Foreign Lenders that are Disregarded Entities for U.S. Federal Income Tax Purposes Whose Owner, for U.S. Federal Income Tax Purposes, is a Partnership)
Exhibit H     — Form of Incremental Facility Agreement

iv.

REVOLVING CREDIT AGREEMENT dated as of February 10, 2020, among OTIS WORLDWIDE CORPORATION, a Delaware corporation, OTIS INTERCOMPANY LENDING DESIGNATED ACTIVITY COMPANY, a designated activity company organized under the laws of Ireland, each other SUBSIDIARY BORROWER party hereto, the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent.
The Company (such term and each other capitalized term used and not otherwise defined herein having the meaning assigned to it in Article I) has requested the Lenders to extend Commitments in the amount of US$1,500,000,000, as such amount may be increased as set forth herein, under which the Borrowers may obtain Loans in US Dollars or in Alternative Currencies. The Lenders are willing to extend such credit to the Borrowers on the terms and subject to the conditions set forth herein.
Accordingly, the parties hereto agree as follows:
Article I.
DEFINITIONS AND ACCOUNTING TERMS

SECTION 1.01. Defined Terms. As used in this Agreement, the following terms shall have the following meanings:
“2020 Term Credit Agreement” means the Term Loan Credit Agreement dated as of February 10, 2020, among UTC (prior to the UTC Release Date, as defined therein), the Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, as amended, extended, restated or otherwise modified from time to time, or as refinanced or replaced with any other credit agreement.
“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.
“Adjusted LIBO Rate” means, with respect to any LIBOR Borrowing denominated in US Dollars for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to (a) the LIBO Rate for US Dollars for such Interest Period multiplied by (b) the Statutory Reserve Rate.
“Administrative Agent” means JPMorgan Chase Bank, N.A., in its capacity as administrative agent hereunder, and its successors in such capacity as provided in Article VII. Unless the context otherwise requires, the term “Administrative Agent” shall include any Affiliate of JPMorgan Chase Bank, N.A. through which it shall perform any of its obligations in such capacity hereunder.
“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Affected Tranche” has the meaning assigned to that term in Section 8.01(b)(iii).
“Affiliate” means, with respect to any Person, another Person that directly or indirectly, through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.
“Agent” means any of the Administrative Agent, the Syndication Agents or the Documentation Agents.
“Agent Parties” has the meaning assigned to that term in Section 8.02(c).
“Aggregate Commitment” means, at any time, the sum of the Commitments of all the Lenders at such time.
“Aggregate Revolving Credit Exposure” means, at any time, the sum of the US Dollar Equivalents of the principal amounts of the Loans outstanding at such time.
“Aggregate Tranche 1 Commitments” means, at any time, the sum of the Tranche 1 Commitments in effect at such time.
“Aggregate Tranche 1 Revolving Credit Exposure” means, at any time, the sum of the US Dollar Equivalents of the principal amounts of the Tranche 1 Loans outstanding at such time.
“Aggregate Tranche 2 Commitments” means, at any time, the sum of the Tranche 2 Commitments in effect at such time.
“Aggregate Tranche 2 Revolving Credit Exposure” means, at any time, the sum of the US Dollar Equivalents of the principal amounts of the Tranche 2 Loans outstanding at such time.
“Agreement” means this Revolving Credit Agreement, as amended, supplemented or otherwise modified from time to time, including by the First Amendment, any Incremental Facility Agreement, any Subsidiary Borrower Agreement or any Ineligible Subsidiary Designation Notice.
“Agreement Currency” has the meaning assigned to that term in Section 8.17(b).
“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1% and (c) the Adjusted LIBO Rate on such day (or, if such day is not a Business Day, the immediately preceding Business Day) for a deposit in US Dollars with a maturity of one month plus 1%. For purposes of clause (c) above, the Adjusted LIBO Rate on any day shall be based on the Screen Rate at approximately 11:00 a.m., London time, on such day for deposits in US Dollars with a maturity of one month; provided that if the Screen Rate shall not be available at such time for a maturity of one month

2

with respect to US Dollars but the Screen Rate shall be available for maturities both longer and shorter than one month, then the Adjusted LIBO Rate shall be the Interpolated Screen Rate as of such time. Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted LIBO Rate, respectively. If the Alternate Base Rate is being used as an alternate rate pursuant to Section 2.17 (for the avoidance of doubt, only until an amendment hereto has become effective pursuant to Section 2.17(b)), then, for purposes of clause (c) above, the Adjusted LIBO Rate shall be deemed to be zero.
“Alternative Currency” means Euro, Sterling and any other currency, other than US Dollars, (a) that is freely available, freely transferable and freely convertible into US Dollars, (b) in which dealings in deposits are carried on in the London interbank market and (c) that has been designated by the Company as an “Alternative Currency” and approved in writing as an “Alternate Currency” by each Lender; provided that if any Lender shall have failed to approve any such designated currency, then (i) the Company shall have the right to terminate the ~~Commitment~~Commitments of such Lender in accordance with Section 2.06(b) or require such Lender to assign its interest in accordance with Section 2.18(b) or (ii) the Company may establish a New Tranche in accordance with Section 8.01(c) for those Lenders wishing to make loans in such designated currency.
“Anti-Corruption Laws” means all laws, rules and regulations of the United States applicable to the Company or any of its Subsidiaries from time to time concerning or relating to bribery or corruption.
“Applicable Creditor” has the meaning assigned to that term in Section 8.17(b).
“Applicable Rate” means, for any day, with respect to any Eurocurrency Loan, any ABR Loan or any Commitment Fee, as the case may be, the applicable rate per annum set forth below under the caption “Eurocurrency Spread”, “ABR Spread” or “Commitment Fee Rate”, as the case may be, in each case based upon the Ratings applicable on such date:

Level	Ratings (S&P / Moody’s)	Eurocurrency Spread (basis points per annum)	ABR Spread (basis points per annum)	Commitment Fee Rate (basis points per annum)
1	A / A2 or higher	87.5	0.0	7.0
2	A- / A3	100.0	0.0	9.0
3	BBB+ / Baa1	112.5	12.5	10.0
4	BBB/Baa2	125.0	25.0	12.5
5	BBB-/Baa3	137.5	37.5	17.5
6	Lower than BBB-/Baa3	150.0	50.0	22.5

For purposes of the foregoing, (a) if either Moody’s or S&P shall not have in effect a Rating (other than by reason of the circumstances referred to in the last sentence of this definition), then such rating agency shall be deemed to have established a Rating in Level 6; (b) if the Ratings established or deemed to have been established by Moody’s and S&P shall fall within different Levels, the Applicable Rate shall be based upon the higher Rating unless the Ratings differ by two or more Levels, in which case the Applicable Rate will be based upon the Level one below that corresponding

3

to the higher Rating; and (c) if the Ratings established or deemed to have been established by Moody’s and S&P shall be changed (other than as a result of a change in the rating system of Moody’s or S&P), such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody’s or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Company and the Administrative Agent shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency (it being understood that, in the discretion of the Administrative Agent, any such negotiation on the part of the Administrative Agent may be subject to prior consultation with one or more Lenders and any consent by the Administrative Agent to any such amendment may be subject to the Administrative Agent having obtained consent thereto from the Required Lenders), and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating most recently in effect prior to such change or cessation. Notwithstanding the foregoing, prior to the Availability Date each of Moody’s and S&P shall be deemed to have established a Rating in Level 3.
“Arrangers” means JPMorgan Chase Bank, N.A., BofA Securities, Inc., Citibank, N.A., HSBC Securities (USA) Inc. and Sumitomo Mitsui Banking Corporation, in their capacities as the joint lead arrangers and joint bookrunners for the credit facility provided for herein.
“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee, with the consent of any Person whose consent is required by Section 8.06, and accepted by the Administrative Agent, substantially in the form of Exhibit A or any other form approved by the Administrative Agent and the Company.
“Attributable Debt” means, as to any particular lease under which any Person is at the time liable for a term of more than 12 months, at any date as of which the amount thereof is to be determined, the total net amount of rent required to be paid by such Person under such lease during the remaining term thereof (excluding any subsequent renewal or other extension options held by the lessee), discounted at the interest rate implicit in the terms of the relevant lease in accordance with GAAP. The net amount of rent required to be paid under any such lease for any such period shall be the aggregate amount of the rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of maintenance and repairs, services, insurance, taxes, assessments, water rates and similar charges and contingent rents (such as those based on sales). In the case of any lease which is terminable by the lessee upon the payment of a penalty in an amount which is less than the total discounted net amount of rent required to be paid from the later of the first date upon which such lease may be so terminated or the date of the determination of such net amount of rent, as the case may be, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.
“Availability Date” means the date on which the conditions specified in Section 3.02 are satisfied (or waived in accordance with Section 8.01).

4

“Availability Period” means the period from and including the Availability Date to but excluding the Commitment Termination Date.
“Average COF Rate” has the meaning assigned to that term in Section 2.17(a).
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of any Affected Financial Institution.
“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their Affiliates (other than through liquidation, administration or other insolvency proceedings).
“Benchmark Replacement” means the sum of: (a) the alternate benchmark rate (which may be a SOFR-Based Rate) that has been selected by the Administrative Agent and the Company giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body and/or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to the applicable Screen Rate for syndicated credit facilities denominated in US Dollars or the applicable Alternative Currency and (b) the Benchmark Replacement Adjustment; provided that if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for all purposes of this Agreement; provided further that any such Benchmark Replacement shall be administratively feasible as determined by the Administrative Agent in its reasonable discretion.
“Benchmark Replacement Adjustment” means the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), that has been selected by the Administrative Agent and the Company giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the applicable Screen Rate with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body and/or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the applicable Screen Rate with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in US Dollars or the applicable Alternative Currency at such time (for the avoidance of doubt, such Benchmark Replacement Adjustment shall not be in the form of a reduction to the Applicable Rate).
“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate”, the definition of “Foreign Currency Overnight Rate”, the definition of “Interest Period”, timing and frequency of determining rates and making payments of interest and other administrative matters) that the Administrative Agent decides in its reasonable

5

discretion may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement).
“Benchmark Replacement Date” means the earlier to occur of the following events with respect to the LIBO Rate or the EURIBO Rate:
(a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of the applicable Screen Rate permanently or indefinitely ceases to provide the applicable Screen Rate; or
(b) in the case of clause (c) of the definition of “Benchmark Transition Event”, the date of the public statement or publication of information referenced therein.
“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the LIBO Rate or the EURIBO Rate:
(a) a public statement or publication of information by or on behalf of the administrator of the applicable Screen Rate announcing that such administrator has ceased or will cease to provide the applicable Screen Rate, permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the applicable Screen Rate;
(b) a public statement or publication of information by the regulatory supervisor for the administrator of the applicable Screen Rate, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for the applicable Screen Rate, a resolution authority with jurisdiction over the administrator for the applicable Screen Rate or a court or an entity with similar insolvency or resolution authority over the administrator for the applicable Screen Rate, in each case which states that the administrator of the applicable Screen Rate has ceased or will cease to provide the applicable Screen Rate permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the applicable Screen Rate; and/or
(c) a public statement or publication of information by the regulatory supervisor for the administrator of the applicable Screen Rate announcing that the applicable Screen Rate is no longer representative.
“Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information

6

(or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by the Administrative Agent or the Required Lenders, as applicable, by notice to the Company, the Administrative Agent (in the case of such notice by the Required Lenders) and the Lenders.
“Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the LIBO Rate or the EURIBO Rate and solely to the extent that the applicable Screen Rate has not been replaced with a Benchmark Replacement, the period (a) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the applicable Screen Rate for all purposes hereunder in accordance with Section 2.17 and (b) ending at the time that a Benchmark Replacement has replaced the applicable Screen Rate for all purposes hereunder pursuant to Section 2.17.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“Board of Governors” means the Board of Governors of the Federal Reserve System of the United States.
“Borrower” means the Company or any Subsidiary Borrower.
“Borrower Materials” has the meaning assigned to that term in Section 5.01.
“Borrowing” means Loans of the same Class, Type and currency and to the same Borrower made, converted or continued on the same date and, in the case of Eurocurrency Loans, as to which a single Interest Period is in effect.
“Borrowing Minimum” means (a) in the case of a Borrowing denominated in US Dollars, US$25,000,000 and (b) in the case of a Borrowing denominated in an Alternative Currency, the smallest amount of such Alternative Currency that is a multiple of 1,000,000 units of such currency and that has a US Dollar Equivalent of US$25,000,000 or more.
“Borrowing Multiple” means (a) in the case of a Borrowing denominated in US Dollars, US$5,000,000 and (b) in the case of a Borrowing denominated in an Alternative Currency, the smallest amount of such Alternative Currency that is a multiple of 1,000,000 units of such currency and that has a US Dollar Equivalent of US$5,000,000 or more.

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“Borrowing Request” means a request by a Borrower (or the Company on behalf of a Subsidiary Borrower) for a Borrowing in accordance with Section 2.02, which shall be substantially in the form of Exhibit B or any other form approved by the Administrative Agent and the Company.
“Business Day” means any day that is not a Saturday, a Sunday or any other day on which commercial banks in New York City are authorized or required by law to remain closed under the laws of, or do in fact remain closed in, the State of New York; provided that (a) when used in connection with a LIBOR Loan denominated in any currency or a Same Day Tranche 2 Euro Loan, the term “Business Day” shall also exclude any day that is not a London Banking Day and (b) when used in connection with a EURIBOR Loan, the term “Business Day” shall also exclude any day that is not a TARGET Day.
“Capitalized Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP (subject to Section 1.04); and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP (subject to Section 1.04).
“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any “person” or “group” (as such terms are defined in Section 13(d)(3) of the Exchange Act), other than (i) the Company or its Subsidiaries, (ii) the New Holding Company pursuant to the Permitted Reorganization or (iii) any employee benefit plan of the Company or its Subsidiaries, and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan, of equity interests in the Company representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding equity interests in the Company or (b) the occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who are not Continuing Directors.
Notwithstanding the foregoing, a “person” or “group” shall not be deemed to beneficially own equity interests subject to a stock or asset purchase agreement, merger agreement, option agreement, warrant agreement or similar agreement (or voting or option or similar agreement related thereto) until the consummation of the acquisition of the applicable equity interests in connection with the transactions contemplated by such agreement.
“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption of any rule, regulation, treaty or other law, (b) any change in any rule, regulation, treaty or other law or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law, but if not having the force of law, one which applies generally to the class or category of financial institutions of which any Lender or the Administrative Agent forms a part and compliance with which is in accordance with the general practice of those financial institutions) of any Governmental Authority; provided that, notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee

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on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case, pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, promulgated or issued.
“Charges” has the meaning assigned to that term in Section 8.13.
“Class”, when used in reference to (a) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Tranche 1 Loans or Tranche 2 Loans, (b) any Commitment, refers to whether such Commitment is a Tranche 1 Commitment or a Tranche 2 Commitment, (c) any Revolving Credit Exposure, refers to whether such Revolving Credit Exposure is Tranche 1 Revolving Credit Exposure or Tranche 2 Revolving Credit Exposure and (d) any Lender, refers to whether such Lender is a Tranche 1 Lender or a Tranche 2 Lender. It is understood that (i) Tranche 1 Loans, Tranche 1 Commitments, Tranche 1 Revolving Credit Exposure and Tranche 1 Lenders are of the same Class and (ii) Tranche 2 Loans, Tranche 2 Commitments, Tranche 2 Revolving Credit Exposure and Tranche 2 Lenders are of the same Class.
“Closing Date” means the date on which the conditions specified in Section 3.01 are satisfied (or waived in accordance with Section 8.01).
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
“COF Rate” has the meaning assigned to that term in Section 2.17(a).
~~“Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Credit Exposure hereunder, as such commitment may be reduced or increased from time to time pursuant to Section 2.06 or 8.06. The amount of each Lender’s Commitment on the Closing Date is set forth on Schedule 2.01, and the aggregate amount of the Commitments on the Closing Date is US$1,500,000,000.~~
“Commitment” means a Tranche 1 Commitment or Tranche 2 Commitment.
“Commitment Fee” has the meaning assigned to that term in Section 2.05(a).
“Commitment Termination Date” means the earliest of (a) the first date on which UTC shall have publicly announced the termination or abandonment of the Otis Distribution, (b) unless the Availability Date shall have occurred on or prior to such date, the Outside Date and (c) the Scheduled Maturity Date, or the earlier date of termination in whole of the Commitments pursuant to Section 2.06(b) or 6.02.
“Company” means Otis Worldwide Corporation, a Delaware corporation and, prior to the consummation of the Otis Distribution, a wholly-owned Subsidiary of UTC.
“Company Guarantee” has the meaning assigned to that term in Section 9.01.
“Compliance Certificate” means a Compliance Certificate substantially in the form of Exhibit C or any other form approved by the Administrative Agent and the Company.

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“Compounded SOFR” means the compounded average of SOFRs for the applicable Corresponding Tenor, with the rate, or methodology for this rate, and conventions for this rate (which may include compounding in arrears with a lookback and/or suspension period as a mechanism to determine the interest amount payable prior to the end of each Interest Period) being established by the Administrative Agent in accordance with:
(a) the rate, or methodology for this rate, and conventions for this rate selected or recommended by the Relevant Governmental Body for determining compounded SOFR; or
(b) if, and to the extent that, the Administrative Agent determines that Compounded SOFR cannot be determined in accordance with clause (a) above, then the rate, or methodology for this rate, and conventions for this rate that the Administrative Agent determines in its reasonable discretion are substantially consistent with any evolving or then-prevailing market convention for determining compounded SOFR for US Dollar-denominated syndicated credit facilities at such time;
provided that if the Administrative Agent decides that any such rate, methodology or convention determined in accordance with clause (a) or (b) above is not administratively feasible for the Administrative Agent, then Compounded SOFR will be deemed unable to be determined for purposes of the definition of “Benchmark Replacement”.
“Consolidated” refers to the consolidation of the accounts of a Person and its Subsidiaries in accordance with GAAP.
“Consolidated EBITDA” means, for any period, Consolidated Net Income for such period, plus
(a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum for such period of:

(i.) Consolidated interest expense (including imputed interest expense in respect of Capitalized Lease Obligations);
(ii.) Consolidated income tax expense;
(iii) depreciation and amortization expense;
(iv) non-cash charges or losses, including non-cash compensation expense, impairment charges and any write-offs or write-downs of assets, but excluding (A) any non-cash charge that results from an accrual of a reserve for cash charges to be taken in any future period, (B) an amortization of a prepaid cash expense that was paid and not expensed in a prior period or (C) write-down or write-off with respect to accounts receivable (including any addition to bad debt reserves or bad debt expense);
(v) restructuring, extraordinary, unusual or non-recurring charges or losses, including transaction fees, costs and expenses (including financing fees, financial and other advisory fees, accounting and consulting fees and legal fees) incurred in connection with Material Acquisitions and Material Dispositions;

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(vi) transaction fees, costs and expenses incurred in connection with the Transactions; provided that (i) no amounts may be added back pursuant to this clause (vi) for any such fees, costs and expenses incurred or accrued after the last day of the eighth full fiscal quarter ending after the Availability Date and (ii) the amounts added back pursuant to this clause (vi) may not exceed (A) with respect to any period of four consecutive fiscal quarters, US$150,000,000 and (B) with respect to all periods, US$300,000,000;

(vii) any ~~unrealized~~non-cash losses attributable to the application of “mark to market” accounting in respect of Hedge Agreements;

(viii) any net after-tax loss attributable to the early extinguishment of Debt or obligations under Hedge Agreements;

(ix) (A) the cumulative effect for such period of a change in accounting principles or (B) any currency translation losses; minus

(b) without duplication and to the extent included in determining such Consolidated Net Income, the sum for such period of:

(i) any non-cash gains or items of income (other than the accrual of revenue), but excluding any such items in respect of which cash was received in a prior period or will be received in a future period;

(ii) extraordinary, unusual or nonrecurring gains or items of income;

(iii) any ~~unrealized~~non-cash gains attributable to the application of “mark to market” accounting in respect of Hedge Agreements;

(iv) any net after-tax gain attributable to the early extinguishment of Debt or obligations under Hedge Agreements; and

(v) (A) the cumulative effect for such period of a change in accounting principles or (B) any currency translation gains;

provided that Consolidated EBITDA shall be calculated so as to exclude the effect of any gain or loss that represents after-tax gains or losses attributable to any sale, transfer or other disposition (other than sales, transfers or other dispositions in the ordinary course of business). Notwithstanding anything to the contrary contained herein, but subject to the next sentence, Consolidated EBITDA shall be deemed to be (A) for the period of four consecutive fiscal quarters of the Company ended prior to the last day of the first fiscal quarter that shall have commenced on or after the Availability Date, pro forma Consolidated EBITDA for the period of four consecutive fiscal quarters of the Company ended December 31, 2019, determined by reference to the Pro Forma Company Financial Statements, (B) for the period of four consecutive fiscal quarters of the Company ended on the last day of the first fiscal quarter that shall have commenced on or after the Availability Date, Consolidated EBITDA for such

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first fiscal quarter multiplied by four, (C) for the period of four consecutive fiscal quarters of the Company ended on the last day of the second fiscal quarter that shall have commenced on or after the Availability Date, Consolidated EBITDA for the two fiscal quarter period then ended multiplied by two, and (D) for the period of four consecutive fiscal quarters of the Company ended on the last day of the third fiscal quarter that shall have commenced on or after the Availability Date, Consolidated EBITDA for the three fiscal quarter period then ended multiplied by 4/3. For the purposes of calculating Consolidated EBITDA for any period, if at any time during such period the Company or any Subsidiary shall have consummated a Material Acquisition or a Material Disposition, Consolidated EBITDA for such period shall be determined giving pro forma effect thereto in accordance with Section 1.04(b); provided that the Company shall not be required to calculate Consolidated EBITDA on a pro forma basis with respect to any Material Acquisition or any Material Disposition if the Company determines in its reasonable discretion that it does not have reasonably and readily identifiable information to make such pro forma calculation.
“Consolidated Leverage Ratio” means, as of any date, the ratio of (a) Consolidated Total Net Debt as of such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Company most recently ended on or prior to such date.
“Consolidated Net Income” means, for any period, the net income (or loss) of the Company and its Consolidated Subsidiaries for such period determined in conformity with GAAP.
“Consolidated Net Tangible Assets” means the total amount of assets of the Company and its Consolidated Subsidiaries (less applicable reserves and other properly deductible items) after deducting therefrom (a) all current liabilities (excluding any thereof which are by their terms extendible or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed) and (b) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, all as set forth on the most recent Consolidated balance sheet of the Company and its Consolidated Subsidiaries and computed in accordance with GAAP (which calculation shall give pro forma effect to any Material Acquisition or Material Disposition consummated by the Company or its Consolidated Subsidiaries since the date of such Consolidated balance sheet and on or prior to the date of determination, as if such Material Acquisition or Material Disposition had occurred on the date of such Consolidated balance sheet). Until the first delivery of the Consolidated financial statements of the Company and its Consolidated Subsidiaries pursuant to Section 5.01(a)(i) or 5.01(a)(ii), Consolidated Net Tangible Assets shall be determined by reference to the pro forma combined balance sheet described in the definition of “Pro Forma Company Financial Statements”.
“Consolidated Total Net Debt” means, as of any date, (a) the sum, without duplication, of (i) the aggregate principal amount of Debt of the Company and its Consolidated Subsidiaries outstanding as of such date, (ii) the aggregate amount of Capitalized Lease Obligations of the Company and its Consolidated Subsidiaries as of such date and (iii) the aggregate principal amount of the purchase money indebtedness of the Company and its Consolidated Subsidiaries outstanding as of such date, minus (b) the aggregate amount of Unrestricted Cash as of such date.
“Continuing Director” means a director who (a) was a member of the Company’s board of directors on the Availability Date after giving effect to the Otis Distribution, (b) becomes a member

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of the Company’s board of directors subsequent to the Availability Date and whose appointment, election or nomination for election by the Company’s stockholders is duly approved by a majority of the directors referred to in clause (a) above constituting at the time of such appointment, election or nomination at least a majority of that board or (c) becomes a member of the Company’s board of directors subsequent to the Availability Date and whose appointment, election or nomination for election by the Company’s stockholders is duly approved by a majority of the directors referred to in clauses (a) and (b) above constituting at the time of such appointment, election or nomination at least a majority of that board.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.
“Conversion Minimum” means (a) in the case of a Borrowing denominated in US Dollars, US$10,000,000, and (b) in the case of a Borrowing denominated in an Alternative Currency, the smallest amount of such Alternative Currency that is a multiple of 1,000,000 units of such currency and that has a US Dollar Equivalent of US$10,000,000 or more.
“Conversion Multiple” means (a) in the case of a Borrowing denominated in US Dollars, US$1,000,000, and (b) in the case of a Borrowing denominated in an Alternative Currency, the smallest amount of such Alternative Currency that is a multiple of 1,000,000 units of such currency and that has a US Dollar Equivalent of US$1,000,000 or more.
“Converted Tranche” has the meaning assigned to that term in Section 8.01(c).
“Corresponding Tenor” means, with respect to a Benchmark Replacement, a tenor (including overnight) having approximately the same length (disregarding any business day adjustment) as the applicable tenor for the applicable Interest Period with respect to the applicable Screen Rate.
“Debt” has the meaning assigned to that term in Section 5.02(a).
“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, Irish law examinership, reorganization or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.
“Default” means any event or condition that constitutes, or upon notice, lapse of time or both would constitute, an Event of Default.
“Defaulting Lender” means, subject to Section 2.16(b), any Lender that (a) has failed, within three Business Days of the date required to be funded or paid, (i) to fund any portion of its Loans or (ii) to pay to the Administrative Agent or any Lender any other amount required to be paid by it hereunder (unless, in the case of an obligation to fund a Loan, such Lender notifies the Company and the Administrative Agent in writing that such failure is the result of such Lender’s good faith

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determination that a condition precedent to funding (specifically identified in such writing, including, if applicable, by reference to a specific Event of Default) has not been satisfied); (b) has notified the Company, the Administrative Agent or any Lender in writing that it does not intend to comply with its funding obligations hereunder or has made a public statement to that effect with respect to its funding obligations hereunder (unless such notice or public statement relates to such Lender’s obligation to fund a Loan hereunder and indicates that such position is based on such Lender’s good faith determination that a condition precedent to funding (specifically identified in such writing, including, if applicable, by reference to a specific Event of Default) has not been satisfied) or generally under other agreements in which it commits to extend credit; (c) has failed, within three Business Days after request by the Administrative Agent, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations as of the date of certification) to fund prospective Loans, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written certification by the Administrative Agent; (d) has, or has a direct or indirect parent company that has, become the subject of a Bail-In Action; or (e) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it or (iii) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in such Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.
“Documentation Agents” means Goldman Sachs Bank USA and Morgan Stanley Bank, N.A., in their capacities as documentation agents for the credit facility provided for herein.
“Domestic Subsidiary” means, with respect to any Person, any Subsidiary of such Person incorporated or organized under the laws of any State of the United States or the District of Columbia.
“Draft Otis Form 10” means the Otis Form 10 (including the information statement and the other exhibits contemplated thereby) in the form delivered, or deemed to be delivered, to the Lenders pursuant to Section 3.01(d).
•“Early Opt-in Election” means the occurrence of:
•(a) (i) a determination by the Administrative Agent or (ii) a notification by the Required Lenders to the Administrative Agent (with a copy to the Company) that the Required Lenders have determined that syndicated credit facilities denominated in US Dollars or in the applicable Alternative Currency being executed at such time, or that include language similar to that contained in Section 2.17(b), are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace the LIBO Rate or the EURIBO Rate, as applicable, and

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(b) (i) the election by the Administrative Agent or (ii) the election by the Required Lenders to declare that an Early Opt-in Election has occurred and the provision, as applicable, by the Administrative Agent of written notice of such election to the Company and the Lenders or by the Required Lenders of written notice of such election to the Administrative Agent.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) above or (c) any financial institution established in an EEA Member Country that is a Subsidiary of an institution described in clause (a) or (b) above and is subject to consolidated supervision with its parent.
“EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway.
“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Electronic Signature” means an electronic signature, sound, symbol or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.
“Eligible Assignee” means any Person, other than (a) a natural person, (b) a holding company, investment vehicle or trust for, or owned and operated by or for the primary benefit of, a natural person, (c) the Company, (d) any Subsidiary of the Company, (e) any Affiliate of the Company or (f) any Defaulting Lender.
“Environmental Laws” means all laws, rules, regulations, codes, ordinances, directives, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by or with any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any toxic or hazardous substance or waste, or health and safety matters.
“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, attorneys’ and consultants’ fees, fines, penalties or indemnities), directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and all rules, regulations, rulings and official interpretations promulgated or issued thereunder.

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“ERISA Affiliate” means any trade or business (whether or not incorporated) which is a member of a group of which the Company is a member and which is under common control within the meaning of Section 414 of the Code.
“ERISA Event” means (a) any “reportable event” under 4043 of ERISA (other than an event for which the 30-day notice period is waived or a safe harbor is available) with respect to a Plan, (b) any failure by any Plan to satisfy the minimum funding standard under Section 412 of the Code, (c) the filing of an application for a waiver of the minimum funding standard with respect to any Plan under Section 412(c) of the Code, (d) the incurrence of any liability under Title IV of ERISA with respect to the involuntary or distress termination of any Plan under Sections 4041(c) or Section 4042 of ERISA, (e) the receipt from the PBGC or a plan administrator by the Company or any ERISA Affiliate of the Company of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan under Section 4041(c) or Section 4042 of ERISA, (f) the incurrence of any liability with respect to the withdrawal or partial withdrawal from any Plan (within the meaning of Section 4063 of ERISA) or Multiemployer Plan (within the meaning of Sections 4203 or 4205 of ERISA) or (g) the receipt of any notice by the Company or an ERISA Affiliate of the Company from any Multiemployer Plan, concerning the imposition of withdrawal liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent within the meaning of Section 4245 of ERISA, or in endangered, critical and declining, or critical status within the meaning of Section 305 of ERISA.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“EURIBO Rate” means, with respect to any EURIBOR Loan for any Interest Period, the applicable Screen Rate as of the Specified Time on the Quotation Day.
“EURIBOR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the EURIBO Rate. For the avoidance of doubt, a Standard Tranche 2 Euro Loan constitutes a EURIBOR Loan, but a Same Day Tranche 2 Euro Loan does not constitute a EURIBOR Loan.
“Euro” or “€” means the single currency of the participating member states of the European Union.
“Eurocurrency”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate, the LIBO Rate or the EURIBO Rate. For the avoidance of doubt, a Standard Tranche 2 Euro Loan constitutes a Eurocurrency Loan, but a Same Day Tranche 2 Euro Loan does not constitute a Eurocurrency Loan.
“Events of Default” has the meaning assigned to that term in Section 6.01.
“Exchange Act” means the United States Securities Exchange Act of 1934, as amended from time to time.

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“Exchange Rate” means, as of any date of determination, for purposes of determining the US Dollar Equivalent of any currency other than US Dollars, the rate at which such currency may be exchanged into US Dollars at the time of determination on such day as last provided (either by publication or as may otherwise be provided to the Administrative Agent) by the applicable Reuters source on the Business Day (determined based on New York City time) immediately preceding such day of determination. In the event that Reuters ceases to provide such rate of exchange or such rate does not appear on the applicable Reuters source, the Exchange Rate shall be determined by reference to such other publicly available information service for displaying such rate of exchange at such time as shall be selected by the Administrative Agent from time to time in its reasonable discretion after consultation with the Company.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office in, or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, withholding Taxes (including backup withholding Taxes) imposed by the United States on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to laws in effect on the date on which (i) such Lender acquires such interest in such Loan or Commitment (other than pursuant to an assignment request by the Company under Section 2.18(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.14, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in such Loan or Commitment or to such Lender immediately before it changed its lending office, (c) in the case of a Lender, any withholding Taxes imposed by Ireland on a payment under this Agreement, if on the date on which such payment falls due, such payment could have been made to such Lender without such withholding tax if it was an Irish Qualifying Lender, but on that date such Lender is not or has ceased to be an Irish Qualifying Lender other than as a result of any change after the date it became a Lender under this Agreement in (or in the interpretation, administration, or application of) any law or treaty, or any published practice or concession of any relevant taxing authority, (d) Taxes attributable to such Recipient’s failure to comply with Section 2.14(f) and (e) any U.S. Federal withholding Taxes imposed under FATCA; provided that, for the avoidance of doubt, for purposes of clause (b)(i), in the case of an interest in a Loan acquired by a Lender pursuant to the funding of a Commitment, such Lender shall be treated as acquiring such interest on the date such Lender acquired an interest in the Commitment pursuant to which such Loan was funded.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantially comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, as of the date of this Agreement (or any amended or successor version described above), and any fiscal or regulatory legislation, rules, guidance notes or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities implementing the foregoing.

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“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as shall be set forth on the NYFRB Website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate; provided that if such rate shall be less than zero, such rate shall be deemed to be zero for all purposes.
“First Amendment” means that First Amendment dated as of September 4, 2020, among the Company, Otis Intercompany Lending Designated Activity Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.
“First Amendment Effective Date” has the meaning assigned to that term in the First Amendment.
“Financial Officer” means, with respect to any Person, the chief financial officer, principal accounting officer, treasurer, assistant treasurer or controller of such Person.
“Foreign Currency Overnight Rate” means, for any day, (a) a rate per annum equal to the London interbank offered rate as administrated by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for overnight deposits in Euro as displayed on the applicable Reuters screen page (currently LIBOR01 or LIBOR02) (or, in the event such rate does not appear on a page of the Reuters screen, on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion) at approximately 11:00 a.m., London time, on such day or (b) if the rate referred to in clause (a) is not available for Euro, (i) as such term is used in reference to any Borrowing comprised of Same Day Tranche 2 Euro Loans, the Average COF Rate, it being agreed by each Lender that, promptly upon request therefor by the Administrative Agent, such Lender shall notify the Administrative Agent of the COF Rate of such Lender with respect to such Borrowing, and (ii) as such term is used in Section 2.04(c) or 2.13(d), a rate per annum at which overnight deposits in Euro would be offered on such day in the London interbank market, as such rate is determined by the Administrative Agent by such means as the Administrative Agent shall determine to be reasonable; provided that the Foreign Currency Overnight Rate shall in no event be less than zero.
“Foreign Lender” means a Lender that (a) is not a U.S. Person or (b) is an entity disregarded as separate from its owner for U.S. federal income tax purposes and is owned, for U.S. federal income tax purposes, by a Person that is not U.S. Person.
“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.
“GAAP” means generally accepted accounting principles in the United States as in effect, subject to Section 1.04, from time to time.
“Governmental Authority” means the government of the United States, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-

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national body exercising such powers or functions, such as the European Union or the European Central Bank).
“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.
“Hedge Agreement” means any agreement with respect to any swap, forward, future or derivative transaction, or any option or similar agreement, involving, or settled by reference to, one or more rates, currencies, commodities, prices of equity or debt securities or instruments, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value, or any similar transaction or combination of the foregoing transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Company or the Subsidiaries shall be a Hedge Agreement.
“Historical Company Financial Statements” means the combined balance sheet of the Company and its Subsidiaries as of December 31, 2019 and the combined statements of operations, of comprehensive income, of changes in equity and of cash flows of the Company and its Subsidiaries for the year then ended, in each case, included in the Draft Otis Form 10.
“IBA” has the meaning assigned to that term in Section 1.05.
“Increase Effective Date” has the meaning assigned to such term in Section 2.06(a).
“Increasing Lender” has the meaning assigned to that term in Section 2.06(a).
“Incremental Facility Agreement” has the meaning assigned to that term in Section 2.06(a).
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Borrower under this Agreement and (b) to the extent not otherwise described in clause (a) of this definition, Other Taxes.
“Indemnitee” has the meaning assigned to that term in Section 8.04(b).
“Industrial Development Bonds” means obligations issued by a State, a Commonwealth, a Territory or a possession of the United States, or any political subdivision of any of the foregoing, or the District of Columbia, the interest on which is excludable from gross income of the holders thereof pursuant to the provisions of Section 103(a)(1) of the Code (or any similar provision of the Code), as in effect on the date of the issuance of such obligations.
“Ineligible Subsidiary” means any Subsidiary Borrower designated as such pursuant to Section 2.19(c).
“Ineligible Subsidiary Designation Notice” means an Ineligible Subsidiary Designation Notice substantially in the form of Exhibit D hereto, duly executed by the Company.

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“Information” has the meaning assigned to that term in Section 8.07.
“Interest Election Request” means a request by a Borrower (or the Company on behalf of a Subsidiary Borrower) to convert or continue a Borrowing in accordance with Section 2.09, which shall be substantially in the form of Exhibit E or any other form approved by the Administrative Agent and the Company.
“Interest Period” means, with respect to any Eurocurrency Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two (other than in the case of a EURIBOR Borrowing), three, six or, if available, 12 months thereafter, as the applicable Borrower (or the Company on behalf of the applicable Subsidiary Borrower) may elect; provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and (c) no Borrower may elect an Interest Period ending after the Scheduled Maturity Date. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made, and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.
“Interpolated Screen Rate” means, with respect to any Eurocurrency Borrowing for any Interest Period or for purposes of clause (c) of the definition of the term “Alternate Base Rate”, a rate per annum that results from interpolating on a linear basis between (a) the applicable Screen Rate for the longest maturity for which a Screen Rate is available that is shorter than the applicable period and (b) the applicable Screen Rate for the shortest maturity for which a Screen Rate is available that is longer than the applicable period, in each case as of the time the Interpolated Screen Rate is required to be determined in accordance with the other provisions hereof; provided that the Interpolated Screen Rate shall in no event be less than zero.
“Irish Companies Act” means the Companies Act of 2014 of Ireland, as amended.
“Irish Qualifying Lender” means a Lender that at the time the payment is made, is, beneficially entitled to the interest payable to such Lender in respect of an advance under this Agreement, and that:
(a) is a company (within the meaning of section 4 of the TCA);
(i) which, by virtue of the law of a Relevant Territory, is resident in the Relevant Territory for the purposes of tax and that jurisdiction imposes a tax that generally applies to interest receivable in that jurisdiction by companies from sources outside that jurisdiction; or
(ii) in receipt of interest under this Agreement which:

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(A). is exempted from the charge to Irish income tax pursuant to the terms of a double taxation treaty entered into between Ireland and another jurisdiction that is in force on the date the relevant interest is paid; or
(B). would be exempted from the charge to Irish income tax pursuant to the terms of a double taxation treaty entered into between Ireland and another jurisdiction signed on or before the date on which the relevant interest is paid but not in force on that date, assuming that treaty had the force of law on that date;
provided that, in the case of both (A) and (B) above, such company does not provide its commitment in connection with a trade or business which is carried on by it in Ireland through a branch or agency; or
(b) is a U.S. corporation that is incorporated in the United States and is subject to U.S. Federal income tax on its worldwide income, provided that such U.S. corporation does not provide its commitment in connection with a trade or business which is carried on by it in Ireland through a branch or agency; or
(c) is a U.S. limited liability company, where the ultimate recipients of the interest payable to that limited liability company satisfy the requirements set out in (a) or (b) above and the business conducted through the limited liability company is so structured for market reasons and not for tax avoidance purposes, provided that such limited liability company does not provide its commitment in connection with a trade or business which is carried on by it in Ireland through a branch or agency; or
(d) is an Irish Treaty Lender.
“Irish Subsidiary Borrower” means Otis Intercompany Lending Designated Activity Company, a designated activity company organized under the laws of Ireland and a Subsidiary of the Company.
“Irish Treaty Lender” means a Lender other than a Lender falling within clause (a), (b) or (c) of the definition of Irish Qualifying Lender, which is on the date any relevant payment is made entitled under a double taxation agreement in force on that date (subject to the completion of any procedural formalities) to that payment without any deduction or withholding of Tax imposed by any governmental or other taxing authority of or in Ireland.
“IRS” means the United States Internal Revenue Service, or any other Governmental Authority that shall have succeeded to the functions thereof.
“Judgment Currency” has the meaning assigned to that term in Section 8.17(b).
“Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption or an Incremental Facility Agreement, other than any such Person that shall have ceased to be a party hereto pursuant to Section 2.06 or 8.06.

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“LIBO Rate” means, with respect to any LIBOR Loan denominated in any currency for any Interest Period, the applicable Screen Rate as of the Specified Time on the Quotation Day.
“LIBOR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate or the LIBO Rate.
“Liens” has the meaning assigned to that term in Section 5.02(a).
“Loan” means a loan by a Lender to a Borrower pursuant to this Agreement.
“Loan Documents” means this Agreement, each Incremental Facility Agreement, each Subsidiary Borrower Agreement and each Ineligible Subsidiary Designation Notice.
“Local Time” means (a) with respect to a Loan or Borrowing denominated in US Dollars or with respect to any payment hereunder to be made in US Dollars, New York City time and (b) with respect to a Loan or Borrowing denominated in an Alternative Currency or with respect to any payment hereunder to be made in an Alternative Currency, London time.
“London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank market.
“Majority in Interest”, when used in reference to Lenders of any Class, means, at any time, Lenders of such Class that would constitute the Required Lenders if such Class were the sole Class of Lenders hereunder.
“Material Acquisition” means any acquisition by the Company or any of its Subsidiaries of (a) equity interests in any Person if, after giving effect thereto, such Person will become a Subsidiary of the Company or (b) assets comprising all or substantially all the assets of (or all or substantially all the assets constituting a business unit, division, product line or line of business of) any Person (in the case of clauses (a) and (b), including as a result of a merger or consolidation); provided that, in the case of clauses (a) and (b), the aggregate consideration therefor exceeds US$50,000,000.
“Material Adverse Effect” means a material adverse effect on (a) the financial condition, operations or business of the Company and its Subsidiaries, taken as a whole, or (b) the rights of or benefits available to the Administrative Agent or the Lenders under this Agreement, taken as a whole.
“Material Debt” means Debt in the principal amount in excess of US$100,000,000.
“Material Disposition” means any sale, transfer or other disposition by the Company or any of its Subsidiaries of (a) all or substantially all the issued and outstanding equity interests in any Person that are owned by the Company or any of its Subsidiaries or (b) assets comprising all or substantially all the assets of (or all or substantially all the assets constituting a business unit, division, product line or line of business of) any Person; provided that, in the case of clauses (a) and (b), such sale, transfer or other disposition yields net proceeds to the Company or any of its Subsidiaries in excess of US$50,000,000 in the aggregate.

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“Maximum Rate” has the meaning assigned to that term in Section 8.13.
“Merger Agreement” means the Agreement and Plan of Merger, dated as of June 9, 2019, by and among UTC, Light Merger Sub Corp. and Raytheon Company, as amended, amended and restated, supplemented or otherwise modified from time to time.
“MNPI” means material information concerning the Company, its Subsidiaries or the respective securities of any of the foregoing that has not been disseminated in a manner making it available to investors generally, within the meaning of Regulation FD under the Securities Act and the Exchange Act.
“Moody’s” means Moody’s Investors Service, Inc., and any successor to its rating agency business.
“Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA to which the Company or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.
1.“New Holding Company” has the meaning assigned to that term in Section 8.18.
“New Subsidiary Borrower” has the meaning assigned to that term in Section 8.01(c).
“New Tranche” has the meaning assigned to that term in Section 8.01(c).
“Notice of Objection” has the meaning assigned to that term in Section 2.19(a).
“NYFRB” means the Federal Reserve Bank of New York.
“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day; provided that if both such rates are not published for any such day that is a Business Day, the “NYFRB Rate” shall be the rate quoted for such day for a Federal funds transaction at 11:00 a.m., New York City time, on such day received by the Administrative Agent from a Federal funds broker of recognized standing selected by it; provided further that if any of the aforesaid rates shall be less than zero, such rate shall be deemed to be zero for all purposes.
“NYFRB Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source.
“Objecting Lender” has the meaning assigned to that term in Section 2.19(a).
“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.
“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such

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Taxes (other than connections arising solely from such Recipient having taken any of the following actions: executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced this Agreement, or sold or assigned pursuant to Section 2.18(b) an interest in any Loan or other interest under this Agreement).
“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, this Agreement, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.18(b)).
“Otis Business” means, collectively, (a) the business, operations and activities of the “Otis” reporting segment of UTC conducted at any time prior to the consummation of the Otis Distribution by UTC or by any of its current or former Subsidiaries and (b) any terminated, divested, or discontinued businesses, operations and activities that, at the time of termination, divestiture or discontinuation, primarily related to the business, operations and activities described in clause (a) as then conducted.
“Otis Distribution” means the pro rata distribution to the stockholders of UTC of the common stock of the Company, which, at the time of the making of such distribution, will, directly or indirectly through its Subsidiaries, hold the Otis Business.
•“Otis Distribution Condition” means the requirement that:
i.the “effective time of the distribution” (or an equivalent term, in each case, as such term is used in the Otis Form 10) occurs and the Otis Distribution is consummated in a manner consistent in all material respects with the Otis Form 10; and
ii.the Otis Distribution is consummated in a manner consistent in all material respects with the Draft Otis Form 10, except any failure or failures to be so consistent (i) to the extent relating to (A) any updates to the financial statements, other financial information, notes thereto and other information contained or to be contained therein in respect of subsequent periods in accordance with the rules and regulations of the SEC or otherwise relating to the passage of time, (B) information previously omitted, in whole or in part, in the Draft Otis Form 10 that is added in connection with the completion of the disclosures contained in the Otis Form 10 or (C) information required to be included therein by applicable law or regulation or included therein in response to any comment issued by the SEC or (ii) that, in the aggregate, are not material and adverse to the interests of the Lenders (in their capacity as such) under this Agreement.
“Otis Form 10” means the Form 10 filed (whether or not publicly filed) by the Company with the SEC pursuant to the Exchange Act (including the information statement and the other exhibits filed therewith) relating to the Otis Distribution, as it may be amended or supplemented from time to time after the original filing thereof and prior to the Otis Distribution.

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“Outside Date” means the “Outside Date” as defined in the Merger Agreement, as in effect on the Closing Date, and subject to extension thereof as provided in Sections 6.16(c) and 8.1(b)(i) of the Merger Agreement, as in effect on the Closing Date, but in any event no later than April 1, 2021.
“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight Eurodollar borrowings by U.S.-managed banking offices of depositary institutions, as such composite rate shall be determined by the NYFRB as set forth on the NYFRB Website from time to time, and published on the next succeeding Business Day by the NYFRB as an Overnight Bank Funding Rate.
“Participant” has the meaning assigned to that term in Section 8.06(c).
“Participant Register” has the meaning assigned to that term in Section 8.06(c).
“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA, or any other Governmental Authority that shall have succeeded to the functions thereof.
2.“Permitted Reorganization” means a transaction described in Section 8.18 pursuant to which the Company becomes a wholly-owned Domestic Subsidiary of the New Holding Company, but only if all the requirements set forth in Section 8.18 shall have been satisfied.
3.“Permitted Reorganization Merger Subsidiary” has the meaning assigned to that term in Section 8.18.
“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Authority or any other entity.
“Plan” means an employee benefit plan, other than a Multiemployer Plan, which is (or, in the event that any such plan has been terminated within five years after a transaction described in Section 4069 of ERISA, was) maintained for employees of the Company or any ERISA Affiliate and subject to Title IV of ERISA.
“Platform” means Debt Domain, IntraLinks™, SyndTrak or any other electronic platform chosen by the Administrative Agent to be its electronic transmission system.
“Prepayment Minimum” means (a) in the case of a Borrowing denominated in US Dollars, US$20,000,000 and (b) in the case of a Borrowing denominated in an Alternative Currency, the smallest amount of such Alternative Currency that is a multiple of 1,000,000 units of such currency and that has a US Dollar Equivalent of US$20,000,000 or more.
“Prepayment Multiple” means (a) in the case of a Borrowing denominated in US Dollars, US$1,000,000 and (b) in the case of a Borrowing denominated in an Alternative Currency, the smallest amount of such Alternative Currency that is a multiple of 1,000,000 units of such currency and that has a US Dollar Equivalent of US$1,000,000 or more.

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“Prime Rate” means the rate of interest per annum last quoted by The Wall Street Journal as the “prime rate” in the United States or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent in its reasonable discretion). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.
“Principal Property” means any manufacturing plant or warehouse, together with the land upon which it is erected and fixtures comprising a part thereof, owned by the Company or any Wholly-Owned Domestic Manufacturing Subsidiary and located in the United States the gross book value (without deduction of any reserve for depreciation) of which on the date as of which the determination is being made is an amount which exceeds 1% of Consolidated Net Tangible Assets, other than any such manufacturing plant or warehouse or any portion thereof or any such fixture (together with the land upon which it is erected and fixtures comprising a part thereof) (a) which is financed by Industrial Development Bonds or (b) which, in the opinion of the board of directors of the Company, or of any duly authorized committee of that board, is not of material importance to the total business conducted by the Company and its Subsidiaries taken as a whole.
“Pro Forma Company Financial Statements” means the unaudited pro forma combined balance sheet of the Company and its Subsidiaries as of December 31, 2019 and the unaudited pro forma combined statement of operations of the Company and its Subsidiaries for the year then ended, in each case, included in the Draft Otis Form 10 and prepared giving pro forma effect to the Transactions as set forth in the Draft Otis Form 10.
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
“Public Lender” has the meaning assigned to that term in Section 5.01.
“Public Side Lender Representatives” means, with respect to any Lender, representatives of such Lender that do not wish to receive MNPI.
“Qualifying Material Acquisition” means any acquisition by the Company or any of its Subsidiaries of (a) equity interests in any Person if, after giving effect thereto, such Person will become a Subsidiary of the Company or (b) assets comprising all or substantially all the assets of (or all or substantially all the assets constituting a business unit, division, product line or line of business of) any Person (in the case of both clauses (a) and (b), including as a result of a merger or consolidation); provided that the aggregate cash consideration therefor (including Debt of such acquired Person (or such business unit, division, product line or line of business) assumed in connection therewith or that is refinanced in connection therewith, all obligations in respect of deferred purchase price and all other cash consideration payable in connection therewith) exceeds US$750,000,000.
“Quotation Day” means (a) in respect of the determination of the Adjusted LIBO Rate or LIBO Rate for any Interest Period for Loans denominated in any currency (other than Sterling), the

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day that is two Business Days prior to the first day of such Interest Period, (b) in respect of the determination of the LIBO Rate for any Interest Period for Loans denominated in Sterling, the first day of such Interest Period and (c) in respect of the determination of the EURIBO Rate for any Interest Period for Loans denominated in Euro, the day that is two TARGET Days prior to the first day of such Interest Period, in each case unless market practice differs for loans in the applicable currency priced by reference to rates quoted in the Relevant Interbank Market, in which case the Quotation Day for such currency shall be determined by the Administrative Agent in accordance with market practice for such loans priced by reference to rates quoted in the Relevant Interbank Market (and if quotations would normally be given by leading banks for such loans priced by reference to rates quoted in the Relevant Interbank Market on more than one day, the Quotation Day shall be the last of those days).
“Ratings” means the ratings by Moody’s and S&P of the Company’s senior, unsecured, non-credit-enhanced, long-term debt.
“Recipient” means the Administrative Agent or any Lender.
“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the directors, officers, partners, trustees, employees, agents and advisors of such Person and of such Person’s Affiliates.
“Relevant Governmental Body” means the Board of Governors and/or the NYFRB, or a committee officially endorsed or convened by the Board of Governors and/or the NYFRB or, in each case, any successor thereto.
“Relevant Interbank Market” means (a) with respect to any currency (other than Euro), the London interbank market and (b) with respect to Euro, the European interbank market.
“Relevant Territory” means:

(a)a member state of the European Communities (other than Ireland); or
(b)to the extent not a member state of the European Communities, a jurisdiction with which Ireland has entered into a double taxation treaty that either has the force of law by virtue of section 826(1) of the TCA or which will have the force of law on completion of the procedures set out in section 826(1) of the TCA.
“Required Lenders” means, at any time, Lenders having Undrawn Commitments and Revolving Credit Exposures representing more than 50% of the sum of the aggregate amount of all the Undrawn Commitments and the Aggregate Revolving Credit Exposure at such time; provided that the Undrawn Commitments and Revolving Credit Exposure of any Defaulting Lender shall be excluded for the purposes of making a determination of Required Lenders.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

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“Reuters” means Thomson Reuters Corporation, a corporation incorporated under and governed by the Business Corporations Act (Ontario), Canada, Refinitiv and any successor thereto.
“Revolving Credit Exposure” means~~, with respect to any Lender at any time, the sum of the US Dollar Equivalents of the principal amounts of such Lender’s Loans outstanding at such time~~ a Tranche 1 Revolving Credit Exposure or a Tranche 2 Revolving Credit Exposure.
“S&P” means S&P Global Ratings, a division of S&P Global Inc., and any successor to its rating agency business.
“Sale and Leaseback Transaction” has the meaning assigned to that term in Section 5.02(c).
“Same Day Tranche 2 Euro Loan” means any Tranche 2 Loan denominated in Euro that, in the applicable Borrowing Request, is specified as a “Same Day Tranche 2 Euro Loan”.
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC or the U.S. Department of State or (b) any Person majority-owned or controlled by any such Person or Persons described in the foregoing clause (a).
“Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, including those administered by OFAC or the U.S. Department of State.
“Scheduled Maturity Date” means the earlier of (a) the date that is five years after the Availability Date and (b) April 3, 2025; provided that, in each case, if such day is not a Business Day, the Scheduled Maturity Date shall be the immediately following Business Day.
“Screen Rate” means (a) in respect of the LIBO Rate for any Interest Period, or in respect of any determination of the Alternate Base Rate pursuant to clause (c) of the definition thereof, a rate per annum equal to the London interbank offered rate as administered by the ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for deposits in the applicable currency (for delivery on the first day of such Interest Period) with a term equivalent to the relevant period as displayed on the Reuters screen page that displays such rate (currently page LIBOR01 or LIBOR02) (or, in the event such rate does not appear on a page of the Reuters screen, on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion), and (b) in respect of the EURIBO Rate for any Interest Period, the rate per annum determined by the European Money Market Institute (or any other Person that takes over the administration of such rate) as the rate at which interbank deposits in Euro are being offered by one prime bank to another within the EMU zone for such Interest Period, as set forth on the Reuters screen page that displays such rate (currently EURIBOR01) (or, in the event such rate does not appear on a page of the Reuters screen, on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion); provided that (i) if, as to any currency, no Screen Rate shall be available for a particular period at such time but Screen Rates shall

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be available for maturities both longer and shorter than such period at such time, then the Screen Rate for such period shall be the Interpolated Screen Rate as of such time and (ii) if the Screen Rate, determined as provided above, would be less than zero, the Screen Rate shall be deemed to be zero for all purposes of this Agreement.
“SEC” means the United States Securities and Exchange Commission, or any other Governmental Authority that shall have succeeded to the functions thereof.
“Securities Act” means the United States Securities Act of 1933, as amended from time to time.
•“SOFR” means, with respect to any day, the secured overnight financing rate published for such day by the NYFRB, as the administrator of the benchmark (or a successor administrator), on the NYFRB Website.
•“SOFR-Based Rate” means SOFR, Compounded SOFR or Term SOFR.
“Specified Time” means (a) with respect to the LIBO Rate, 11:00 a.m., London time, and (b) with respect to the EURIBO Rate, 11:00 a.m., Brussels time.
“Standard Tranche 2 Euro Loan” means any Tranche 2 Loan denominated in Euro other than a Same Day Tranche 2 Euro Loan.
“Statutory Reserve Rate” means a fraction (expressed as a decimal, carried out to five decimal places), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board of Governors to which the Administrative Agent is subject for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board of Governors). Such reserve percentages shall include those imposed pursuant to such Regulation D. LIBOR Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.
“Sterling” or “₤” means the lawful currency of the United Kingdom.
“Subject Party” has the meaning assigned to that term in Section 2.14(h)(ii).
“Subsidiary” means, with respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall or might have voting power upon the occurrence of any contingency) is at the time of any determination directly or indirectly owned or Controlled by such Person, by such Person and one or more other Subsidiaries of such Person or by one or more other Subsidiaries of such Person. Unless

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otherwise specified, all references herein to Subsidiaries shall be deemed to refer to Subsidiaries of the Company.
“Subsidiary Borrower” means each of (a) the Irish Subsidiary Borrower and (b) any other Subsidiary of the Company that has been designated as, and became, a “Subsidiary Borrower” pursuant to Section 2.19(a), in each case, other than any Subsidiary Borrower that shall have ceased to be such as provided in Section 2.19(c).
“Subsidiary Borrower Agreement” means a Subsidiary Borrower Agreement substantially in the form of Exhibit F hereto, duly executed by the Company and the applicable Subsidiary.
“Subsidiary Borrower Termination Event” means, with respect to such Subsidiary Borrower, the occurrence of any of the following events:
(i)such Subsidiary Borrower shall be liquidated or dissolved;
(ii)such Subsidiary Borrower (i) shall cease to be a Subsidiary of the Company or (ii) shall merge or consolidate with or into another Person and such Subsidiary Borrower shall not be the surviving entity (except that a Subsidiary Borrower may merge or consolidate with or into another Borrower that expressly assumes in writing all of such Subsidiary Borrower’s obligations hereunder);
(iii)such Subsidiary Borrower shall fail to pay (i) any principal of any Loan when the same becomes due and payable, (ii) any interest on any Loan when the same becomes due and payable, and such failure shall continue for a period of five Business Days or (iii) any other amount owing by such Subsidiary Borrower when the same becomes due and payable, and such failure shall continue for a period of 15 Business Days after receipt by such Subsidiary Borrower and the Company of written notice from the Administrative Agent of such amount being due, together with a statement in reasonable detail of the calculation thereof;
(iv)any representation or warranty made (or deemed made pursuant to Article III hereof) by such Subsidiary Borrower herein or in any Borrowing Request or other document delivered by such Subsidiary Borrower pursuant to Section 2.19 or Article III shall prove to have been incorrect in any material respect when made or deemed made;
(v)such Subsidiary Borrower (i) shall fail to perform or observe any term, covenant or agreement set forth in Section 2.19(d)(i) or (ii) shall fail to perform or observe any term, covenant or agreement (other than those specified in clause (a), (b), (c) or (e)(i) above) contained in this Agreement on its part to be performed or observed if such failure shall remain unremedied for 30 calendar days after written notice thereof shall have been given to such Subsidiary Borrower and the Company by the Administrative Agent or any Lender;
(vi)such Subsidiary Borrower (i) shall admit in writing its inability to pay its debts generally, (ii) shall make a general assignment for the benefit of creditors or shall institute any proceeding or voluntary case seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, Irish law examinership or reorganization or relief or protection of debtors, or seeking the entry of any order for relief or the appointment of a receiver,

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trustee, Irish law examiner or other similar official for it or for any substantial part of its property or (iii) shall take any corporate action to authorize any of the actions set forth above in this clause (f); or
(vii)any proceeding shall be instituted against such Subsidiary Borrower seeking to adjudicate it bankrupt or insolvent or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, Irish law examinership or reorganization or relief or protection of debtors, or seeking the entry of any order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, and such proceeding shall remain undismissed or unstayed for a period of 60 days.
“Syndication Agents” means Bank of America, N.A., Citibank N.A., HSBC Bank USA, National Association and Sumitomo Mitsui Banking Corporation, in their capacities as syndication agents for the credit facility provided for herein.
“TARGET” means the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET2) payment system (or, if such payment system ceases to be operative, such other payment system (if any) reasonably determined by the Administrative Agent to be a suitable replacement for purposes hereof).
“TARGET Day” means any day on which both (a) banks in London are open for general business and (b) the TARGET is open for the settlement of payments in Euro.
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges in the nature of a tax imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“TCA” means the Taxes Consolidation Act 1997 of Ireland.
“Term SOFR” means the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.
“Test Period” means, on any date of determination, the period of four consecutive fiscal quarters of the Company most recently ended on or prior to such date for which financial statements have been delivered, or are required to have been delivered, pursuant to Section 5.01(a)(i) or 5.01(a)(ii).
“Tranche 1 Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Tranche 1 Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Tranche 1 Revolving Credit Exposure hereunder, as such commitment may be reduced or increased from time to time pursuant to Section 2.06 or 8.06. The amount of each Lender’s Tranche 1 Commitment on the First Amendment Effective Date is set forth on Schedule 2.01, and the aggregate amount of the Tranche 1 Commitments on the First Amendment Effective Date is US$1,000,000,000.
“Tranche 1 Lender” means a Lender with a Tranche 1 Commitment or a Tranche 1 Revolving Credit Exposure.

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“Tranche 1 Loans” has the meaning assigned to that term in Section 2.01(a)(i).
“Tranche 1 Revolving Credit Exposure” means, with respect to any Lender at any time, the sum of the US Dollar Equivalents of the principal amounts of such Lender’s Tranche 1 Loans outstanding at such time.
“Tranche 2 Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Tranche 2 Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Tranche 2 Revolving Credit Exposure hereunder, as such commitment may be reduced or increased from time to time pursuant to Section 2.06 or 8.06. The amount of each Lender’s Tranche 2 Commitment on the First Amendment Effective Date is set forth on Schedule 2.01, and the aggregate amount of the Tranche 2 Commitments on the First Amendment Effective Date is US$500,000,000.
“Tranche 2 Lender” means a Lender with a Tranche 2 Commitment or a Tranche 2 Revolving Credit Exposure.
“Tranche 2 Loans” has the meaning assigned to that term in Section 2.01(a)(ii).
“Tranche 2 Revolving Credit Exposure” means, with respect to any Lender at any time, the sum of the US Dollar Equivalents of the principal amounts of such Lender’s Tranche 2 Loans outstanding at such time.
“Tranche Conversion” has the meaning assigned to that term in Section 8.01(c).
“Transactions” means (a) the execution, delivery and performance by the Borrowers of this Agreement and the other Loan Documents, the borrowing of Loans and the use of the proceeds thereof, (b) the consummation of the Otis Distribution and (c) the payment of fees and expenses incurred in connection with the foregoing.
“Transferee” has the meaning assigned to that term in Section 2.18(b).
“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate, the LIBO Rate, the EURIBO Rate, the Foreign Currency Overnight Rate or the Alternate Base Rate.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any Person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain Affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

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“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment; provided that, if the Unadjusted Benchmark Replacement as so determined would be less than zero, the Unadjusted Benchmark Replacement will be deemed to be zero for all purposes of this Agreement.
“Undrawn Commitment” means, on any date with respect to each Lender of any Class, (a) the Commitment of such Class of such Lender at such time minus (b) the Revolving Credit Exposure of such Class of such Lender at such time.
“United States” means the United States of America (including the constituent States thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.
“Unrestricted Cash” means, on any date, cash and cash equivalents owned on such date by the Company and its Consolidated Subsidiaries, as would be reflected on a Consolidated balance sheet of the Company and its Consolidated Subsidiaries prepared as of such date in conformity with GAAP, provided that such cash and cash equivalents do not appear (and would not be required to appear) as “restricted” on a Consolidated balance sheet of the Company and its Consolidated Subsidiaries prepared in conformity with GAAP.
“U.S. Borrower” means any Borrower that is a U.S. Person (or, if such Borrower is disregarded as an entity separate from its owner for U.S. federal income tax purposes, is owned for U.S. federal income tax purposes by a U.S. Person).
“US Dollar Equivalent” means, on any date of determination, (a) with respect to any amount in US Dollars, such amount, and (b) with respect to any amount in any Alternative Currency, the equivalent in US Dollars of such amount, determined by the Administrative Agent pursuant to Section 1.08 using the Exchange Rate with respect to such Alternative Currency at the time in effect under the provisions of Section 1.08.
“US Dollars” and the sign “US$” each mean the lawful money of the United States.
“U.S. Person” means a Person who is a “United States person” within the meaning of Section 7701(a)(30) of the Code.
“U.S. Tax Compliance Certificate” has the meaning set forth in Section 2.14(f)(ii)(B)(3).
“USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended from time to time, and the rules and regulations promulgated or issued thereunder.
“UTC” means United Technologies Corporation, a Delaware corporation.
“UTC 2019 Credit Agreements” means the UTC 2019 Revolving Credit Agreement and the UTC 2019 Term Credit Agreement.

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“UTC 2019 Credit Agreements Refinancing” means the repayment of all principal, interest, fees and other amounts (other than contingent obligations as to which no claim has been made) outstanding or due under the UTC 2019 Credit Agreements and the termination of all commitments to extend credit thereunder.
“UTC 2019 Revolving Credit Agreement” means the Revolving Credit Agreement dated as of March 15, 2019, among UTC, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, as amended, restated, supplemented or otherwise modified from time to time.
“UTC 2019 Term Credit Agreement” means the Term Loan Credit Agreement dated as of March 15, 2019, among UTC, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, as amended, restated, supplemented or otherwise modified from time to time.
“VAT” means any tax imposed in accordance with the council directive of 28 November 2006 on the common system of the value added tax (EC Directive 2006/112) or any other tax of a similar nature, whether imposed in a member state of the European Union or elsewhere.
“VAT Recipient” has the meaning assigned to that term in Section 2.14(h)(ii).
“VAT Supplier” has the meaning assigned to that term in Section 2.14(h)(ii).
“WhollyOwned Domestic Manufacturing Subsidiary” means any Subsidiary of the Company of which, at the time of determination, all of the outstanding capital stock (other than directors’ qualifying shares) is owned by the Company directly and/or indirectly and which, at the time of determination, is primarily engaged in manufacturing; provided, however, that “Wholly-Owned Domestic Manufacturing Subsidiary” shall not include any Subsidiary of the Company that (a) neither transacts any substantial portion of its business nor regularly maintains any substantial portion of its fixed assets within the United States, (b) is engaged primarily in the finance business, including financing the operations of, or the purchase of products that are products of or incorporate products of, the Company and/or its Subsidiaries or (c) is primarily engaged in ownership and development of real estate, construction of buildings or related activities, or a combination of the foregoing. In the event that there shall at any time be a question as to whether a Subsidiary of the Company is primarily engaged in manufacturing or is described in the foregoing clause (a), (b) or (c), such matter shall be determined for all purposes of this Agreement by resolution of the board of directors of the Company.
“Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that Person or any other Person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

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SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Tranche 1 Loan”) or by Type (e.g., a “Eurocurrency Loan”) or by Class and Type (e.g., a “Eurocurrency Tranche 1 Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Tranche 2 Borrowing”) or by Type (e.g., ~~a “Eurocurrency Loan” or~~ an “ABR Borrowing”) or by Class and Type (e.g., a “Eurocurrency Tranche 2 Borrowing”).
SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all real and personal, tangible and intangible assets and properties, including cash, securities, accounts and contract rights. Unless the context requires otherwise or except as otherwise expressly provided herein, (a) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (b) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (c) any definition of or reference to any agreement, instrument or other document (including this Agreement) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (but disregarding any amendment, supplement or other modification made in breach of this Agreement), (d) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws) and (e) “inability to pay its debts” includes the Irish Subsidiary Borrower being unable to pay its debts within the meaning of Section 509 of the Irish Companies Act and/or Section 570 of the Irish Companies Act (excluding, for the avoidance of doubt, any deemed inability to pay debts as they fall due under Section 509(3)(b) of the Irish Companies Act).
SECTION 1.04. Accounting Terms; GAAP; Pro Forma Calculations. (a) Except as otherwise expressly provided herein, all terms of an accounting or financial nature used herein shall be construed in accordance with GAAP; provided that if the Company notifies the Administrative Agent that the Company requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Company that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Notwithstanding the foregoing, for purposes of this Agreement all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to (i) any change as a result of the adoption of any of the provisions set forth in the Accounting Standards Update 2016-02, Leases (Topic 842), issued by the Financial Accounting Standards Board in February 2016, or any other amendments to the Accounting

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Standards Codifications issued by the Financial Accounting Standards Board in connection therewith, in each case if such change would require the recognition of right-of-use assets and lease liabilities for leases or similar agreements that would not be classified as capital leases under GAAP as in effect prior to January 1, 2019, (ii) any election under Accounting Standards Codification 825, Financial Instruments, or any successor thereto (including pursuant to the Accounting Standards Codification), to value any Debt or other indebtedness of the Company or any of its Subsidiaries at “fair value”, as defined therein, (iii) any treatment of indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such indebtedness in a reduced or bifurcated manner as described therein, and such indebtedness shall at all times be valued at the full stated principal amount thereof, or (iv) any valuation of Debt or other indebtedness below its full stated principal amount as a result of the application of Accounting Standards Update 2015-03, Interest, issued by the Financial Accounting Standards Board, it being agreed that Debt and other indebtedness shall at all times be valued at the full stated principal amount thereof.

(b) All pro forma computations required to be made hereunder giving effect to any Material Acquisition or Material Disposition shall be calculated after giving pro forma effect thereto (and to other transactions, including the repayment or incurrence of Debt, related thereto) as if such transactions had occurred on the first day of the applicable Test Period and, to the extent applicable, to the historical earnings and cash flows associated with the assets acquired or disposed of and any related incurrence or reduction of Debt, all in accordance with Article 11 of Regulation S-X under the Securities Act. If any Debt bears a floating rate of interest and is being given pro forma effect, the interest on such Debt shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Hedge Agreement applicable to such Debt if such Hedge Agreement has a remaining term in excess of 12 months). Notwithstanding anything to the contrary in this Agreement or any classification under GAAP as “discontinued operations” of any Person, business, assets or operations in respect of which a definitive agreement for the disposition thereof has been entered into, no pro forma effect shall be given to any such discontinued operations (and the Consolidated EBITDA attributable to any such Person, business, assets or operations shall not be excluded for any purposes hereunder) until such disposition shall have been consummated.

SECTION 1.05. Interest Rates; LIBOR or EURIBOR Notification. The interest rate on Loans denominated in US Dollars or an Alternative Currency may be derived from an interest rate benchmark that is, or may in the future become, the subject of regulatory reform. Regulators have signaled the need to use alternative benchmark reference rates for some of these interest rate benchmarks and, as a result, such interest rate benchmarks may cease to comply with applicable laws and regulations, may be permanently discontinued, and/or the basis on which they are calculated may change. The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. In July 2017, the U.K. Financial Conduct Authority announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions to the ICE Benchmark Administration (together with any successor to the ICE Benchmark Administrator, the “IBA”) for purposes of the IBA setting the London interbank offered rate. As a result, it is possible that commencing in 2022, the London interbank offered rate may no longer be available or may no longer be deemed an appropriate

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reference rate upon which to determine the interest rate on LIBOR Loans. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of the London interbank offered rate. Upon the occurrence of a Benchmark Transition Event or an Early Opt-In Election, Section 2.17(b) provides a mechanism for determining an alternative rate of interest. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate or the “EURIBO Rate” or with respect to any alternative or successor rate thereto, or replacement rate thereof (including (a) any such alternative, successor or replacement rate implemented pursuant to Section 2.17(b), whether upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, and (b) the implementation of any Benchmark Replacement Conforming Changes pursuant to Section 2.17(b)), including whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the LIBO Rate or have the same volume or liquidity as did the applicable Screen Rate prior to its discontinuance or unavailability.

SECTION 1.06. Divisions. For all purposes under this Agreement, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its equity interests at such time.

SECTION 1.07 Effectuation of the Transactions. Notwithstanding anything herein to the contrary, on the Availability Date, all the representations and warranties of the Borrowers contained in this Agreement shall be deemed made after giving effect to the Otis Distribution and the other Transactions.

SECTION 1.08. Currency Translation. The Administrative Agent shall determine the US Dollar Equivalent of any Borrowing denominated in an Alternative Currency as of the date of commencement of the initial Interest Period therefor and as of the date of the commencement of each subsequent Interest Period therefor, in each case using the Exchange Rate for such currency in relation to US Dollars, and each such amount shall be the US Dollar Equivalent of such Borrowing until the next required calculation thereof pursuant to this sentence. The Administrative Agent shall notify the Company and the Lenders of each determination of the US Dollar Equivalent of each Borrowing denominated in an Alternative Currency.
    For purposes of any determination under Sections 5.02(a), 5.02(c) and 6.01(i), all amounts incurred, outstanding or proposed to be incurred or outstanding in currencies other than US Dollars shall be translated into US Dollars at the Exchange Rate in effect on the date of such determination; provided that no Default or Event of Default shall arise as a result of any limitation set forth in US Dollars in Sections 5.02(a) or 5.02(c) being exceeded solely as a result of changes in the exchange rate from those rates applicable at the time or times Debt, Liens or Sale and Leaseback Transactions were initially consummated in reliance on the exceptions under such Sections. For purposes of Section 5.02(d), and the related definitions, amounts in currencies other than US Dollars

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shall be translated into US Dollars at the exchange rate then most recently used in preparing the Company’s Consolidated financial statements.

Article II.

AMOUNTS AND TERMS OF THE LOANS

SECTION 2.01 Loans. (a) (i) Each Tranche 1 Lender severally agrees, on the terms and conditions hereinafter set forth, to make Loans (the “Tranche 1 Loans”) in US Dollars or Alternative Currencies to any Borrower from time to time on any Business Day during the Availability Period; provided that, immediately after the making of each Tranche 1 Loan, (~~i~~A) the Aggregate Tranche 1 Revolving Credit Exposure will not exceed the Aggregate ~~Commitment~~Tranche 1 Commitments and (~~ii~~B) the Tranche 1 Revolving Credit Exposure of any Tranche 1 Lender will not exceed such Lender’s Tranche 1 Commitment.
ii.Each Tranche 2 Lender severally agrees, on the terms and conditions hereinafter set forth, to make Loans (the “Tranche 2 Loans”) in US Dollars or Alternative Currencies to any Borrower from time to time on any Business Day during the Availability Period; provided that, immediately after the making of each Tranche 2 Loan, (A) the Aggregate Tranche 2 Revolving Credit Exposure will not exceed the Aggregate Tranche 2 Commitments and (B) the Tranche 2 Revolving Credit Exposure of any Tranche 2 Lender will not exceed such Lender’s Tranche 2 Commitment.
Each Borrowing shall be in an aggregate amount not less than the applicable Borrowing Minimum or an integral multiple of the applicable Borrowing Multiple in excess thereof and shall (except as provided herein) consist of Loans of the same Class, Type and currency made to the same Borrower on the same day by the Lenders ratably according to their respective Commitments of the applicable Class. Within the limits of this Section 2.01, the Borrowers may borrow under this Section 2.01, prepay pursuant to Section 2.06(b) or 2.10(b) and reborrow under this Section 2.01.
(b) Subject to Section 2.17, (i) each Borrowing denominated in US Dollars shall be comprised entirely of LIBOR Loans or ABR Loans, in each case, as the applicable Borrower (or, in the

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case of any Subsidiary Borrower, the Company on its behalf) may elect in accordance herewith, (ii) each Borrowing denominated in Euro shall be comprised entirely of EURIBOR Loans or, in the case of Same Day Tranche 2 Euro Loans, Loans bearing interest at a rate determined by reference to the Foreign Currency Overnight Rate and (iii) each Borrowing denominated in any Alternative Currency other than Euro shall be comprised entirely of LIBOR Loans. Each Lender at its option may make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the applicable Borrower to repay such Loan in accordance with the terms of this Agreement and such Lender shall not be entitled to any amounts payable under Section 2.11, 2.12, 2.14 or 8.04 solely in respect of increased costs or Taxes resulting from such exercise and existing at the time of such exercise (and that would not have been incurred but for such exercise).
SECTION 2.02. Notice of Borrowings. (a) Each Borrowing shall be made ~~on~~upon notice by the applicable Borrower (or, in the case of any Subsidiary Borrower, by the Company on its behalf) to (i) the Administrative Agent given not later than (~~a~~A) 11:00 a.m., Local Time, on the date of the proposed Borrowing if it consists of ABR Loans and (~~b~~B) 11:00 a.m., Local Time, three Business Days prior to the date of the proposed Borrowing if it consists of Eurocurrency Loans or (ii) each Tranche 2 Lender, with a copy to the Administrative Agent, given not later than 11:00 a.m., Local Time, on the date of the proposed Borrowing if it consists of Same Day Tranche 2 Euro Loans. Each such notice shall be made by delivery to the Administrative Agent or each Tranche 2 Lender (with a copy to the Administrative Agent), as applicable, of a written Borrowing Request duly completed and executed by an authorized officer of the applicable Borrower (or of the Company, as the case may be), specifying therein (~~i~~1) the requested date of such Borrowing (which shall be a Business Day), (~~ii~~2) the Borrower requesting such Borrowing (or on whose behalf the Company is requesting such Borrowing), (~~iii~~3) Class and Type of Loans comprising such Borrowing, (4) if such Borrowing is comprised of Tranche 2 Loans denominated in Euro, whether such Loans are requested as “Same Day Tranche 2 Euro Loans” or “Standard Tranche 2 Euro Loans”, (~~iv~~5) aggregate amount and currency of such Borrowing, (~~v~~6) if such Borrowing is comprised of Eurocurrency Loans, the initial Interest Period thereof, which shall be a period contemplated by the definition of the term “Interest Period”, (~~vi~~7) the location and number of the account of the applicable Borrower to which funds are to be disbursed and (~~vii~~8) if the requested Borrowing is conditioned on the occurrence of one or more events, such event or events.
(b) Each Borrowing Request, except in the case of Same Day Tranche 2 Loans, shall be revocable by the applicable Borrower (or, in the case of any Subsidiary Borrower, by the Company on its behalf) at any time prior to the making of the Borrowing requested in such Borrowing Request by notice to the Administrative Agent; provided, however, that, if the Administrative Agent receives such notice after the latest time by which the applicable Borrower (or the Company on its behalf) is permitted to give notice of such Borrowing pursuant to this Section 2.02 and if the Administrative Agent has already given notice of such Borrowing to the Lenders of the applicable Class, the applicable Borrower shall indemnify each Lender of such Class against any loss or expense incurred by such Lender in connection therewith in accordance with Section 2.12. For the avoidance of doubt, each Borrowing Request for Same Day Tranche 2 Euro Loans shall be irrevocable.

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SECTION 2.03. [Reserved]
SECTION 2.04. Notice to Lenders; Funding of Loans. (a) Upon receipt by it of a Borrowing Request (other than a Borrowing Request for Same Day Tranche 2 Euro Loans), the Administrative Agent shall promptly notify each Lender in writing of the contents thereof and of such Lender’s share of the requested Borrowing. Upon receipt by it of a Borrowing Request for Same Day Tranche 2 Euro Loans, each Tranche 2 Lender shall promptly notify the Administrative Agent in writing thereof and confirm with the Administrative Agent that the Administrative Agent has received a copy of such Borrowing Request as well as the Administrative Agent’s calculation of such Tranche 2 Lender’s share of the requested Borrowing.

~~(b)  Each~~(i) In the case of any Borrowing other than a Borrowing comprised of Same Day Tranche 2 Euro Loans, each Lender shall, before 11:00 a.m., Local Time, on the date of ~~each~~any such Borrowing comprised of Eurocurrency Loans and before 1:001:00 p.m., Local Time, on the date of ~~each~~any such Borrowing comprised of ABR Loans, make available to the Administrative Agent, by wire transfer in immediately available funds to the account most recently designated by the Administrative Agent for such purpose by written notice to the Lenders, such Lender’s portion of such Borrowing in the applicable currency. After the Administrative Agent’s receipt of such funds, the Administrative Agent will make such funds so received available to the applicable Borrower by wire transfer or credit in immediately available funds to the applicable Borrower’s account specified in the applicable Borrowing Request, no later than 12:00 p.m., Local Time, on the date of each Borrowing comprised of Eurocurrency Loans and no later than 2:00 p.m., Local Time on the date of each Borrowing comprised of ABR Loans. Promptly after each Borrowing, the Administrative Agent shall record each Loan comprising such Borrowing and the terms related thereto.
ii.In the case of any Borrowing comprised of Same Day Tranche 2 Euro Loans, each Tranche 2 Lender shall, before 1:00 p.m., Local Time, on the date of any such Borrowing make available to the applicable Borrower, by wire transfer ~~or credit~~ in immediately available funds to the applicable Borrower’s account specified in the applicable Borrowing Request, no later than 12:00 p.m., Local Time, on the datesuch Tranche 2 Lender’s portion of ~~each~~such Borrowing ~~comprised of~~ Eurocurrency Loans and no later than 2:00 p.m., Local Time~~, on the date~~in Euro, and shall promptly thereafter notify the Administrative Agent that such Tranche 2 Lender has so made available its portion of ~~each~~such Borrowing ~~comprised of ABR Loans~~. Promptly after ~~each Borrowing~~receiving such notice from any Tranche 2 Lender, the Administrative Agent shall record ~~each~~the Same Day Tranche 2 Euro Loan ~~comprising~~so made by such ~~Borrowing~~Lender and the terms related thereto.
(c) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance herewith and the Administrative Agent may, in reliance upon such assumption, make available to the applicable Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such portion available to the Administrative Agent, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender (or, if such Lender

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fails to pay such corresponding amount forthwith upon such demand, from the applicable Borrower, which, if such Lender has wrongfully refused to make such corresponding amount available, shall, without limiting any other right of such Borrower against such Lender, in turn be entitled to recover such corresponding amount from such Lender to the extent such Borrower has paid such amount to the Administrative Agent) together with interest thereon, for each day from the date such amount is made available by the Administrative Agent until the date such amount is repaid to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, (A) if denominated in US Dollars, the greater of (x) the NYFRB Rate and (y) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (B) if denominated in any other currency, the greater of (x) the interest rate reasonably determined by the Administrative Agent to reflect its cost of funds for the amount advanced by such Administrative Agent on behalf of such Lender (which determination shall be conclusive absent manifest error and may, at the election of the Administrative Agent, be deemed to be equal to the applicable Foreign Currency Overnight Rate) and (y) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of a payment to be made by such Borrower, the interest rate applicable at the time to such Borrowing. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender’s Loan as part of such Borrowing for purposes of this Agreement. The failure of any Lender to make the Loan to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation hereunder to make its Loan on the date of such Borrowing; provided, however, that the Commitments of the Lenders are several and no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on the date of any Borrowing.
(d) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrowers to such Lender resulting from each Loan owing to such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.
SECTION 2.05. Commitment Fee and Other Fees. (a) Subject to adjustment as provided in Section 2.16, the Company agrees to pay to the Administrative Agent, for the account of each Lender of any Class, a fee (a “Commitment Fee”) in respect of the period commencing on the ~~Closing~~First Amendment Effective Date and ending on the date on which the Commitment of such Class of such Lender terminates, which shall accrue at the Applicable Rate on the actual daily Undrawn Commitment of such Class of such Lender in effect from time to time. Accrued Commitment Fees shall be payable (i) in arrears quarterly on the last Business Day of March, June, September and December of each year, ~~commencing with June 30, 2020,~~ (ii) on the Commitment Termination Date and (iii) in the event of the termination in whole of the Commitment of any Class of any Lender and solely as to the Commitment Fees accrued with respect to such Commitment, on the date of such termination.
(b) The Company agrees to pay to the Administrative Agent, for its own account, each administrative agency fee payable after the Closing Date by UTC as consideration for JPMorgan Chase Bank, N.A.’s agreement to act as Administrative Agent hereunder pursuant to the fee letter entered into between UTC and the Administrative Agent prior to the Closing Date in connection with the credit facility provided for herein.

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SECTION 2.06. Increase in Commitments; Termination or Reduction of Commitments. (a) The Company may, at any time and from time to time after the Availability Date, without any requirement of consent of the Administrative Agent and without any adjustment in the Administrative Agent’s fee described in Section 2.05(b), by delivery to the Administrative Agent of an incremental facility agreement substantially in the form of Exhibit H or any other form reasonably satisfactory to the Company and the Administrative Agent (each, an “Incremental Facility Agreement”) executed by the Company and one or more Persons that are (i) Lenders or (ii) Eligible Assignees (any such Person being referred to as an “Increasing Lender”), which shall specify the amount of the increase in the Commitment and the Class thereof of each Increasing Lender (or, in the case of any Increasing Lender that is not already a Lender of the applicable Class, the amount of the new Commitment and the Class thereof extended by such Increasing Lender) and the effective date of such increase (the “Increase Effective Date”); provided that (i) no Lender shall have any obligation to increase its Commitment of any Class pursuant to this Section 2.06(a), (ii) after giving effect to any increase in the Commitments of any Class pursuant to this Section 2.06(a), the Aggregate Commitment shall not exceed US$2,000,000,000, (iii) the Company shall have delivered to the Administrative Agent a certificate of the Company, dated the applicable Increase Effective Date and signed by an officer of the Company, to the effect that as of the applicable Increase Effective Date, no Default or Event of Default shall have occurred and be continuing and (iv) if any Increasing Lender is not already a Lender, such Increasing Lender shall be subject to the prior written consent of the Administrative Agent (not to be unreasonably withheld, delayed or conditioned). From and after the Increase Effective Date specified in any Incremental Facility Agreement to which any Increasing Lender that is not already a Lender of the applicable Class is a party, such Increasing Lender shall be deemed to be a party to this Agreement (if not already a party hereto) and shall be entitled to all rights, benefits and privileges accorded a Lender (and a Lender of the applicable Class) hereunder and subject to all obligations of a Lender hereunder. The Administrative Agent shall provide to the Lenders a copy of each Incremental Facility Agreement promptly after its receipt thereof. In the event any Loans of the applicable Class shall be outstanding on the Increase Effective Date with respect to any increase in the Commitments of any Class pursuant to this Section 2.06(a), such Loans shall continue to be outstanding and held by Lenders of the applicable Class in the manner held prior to the effectiveness of such increase, but any new Borrowing of such Class shall be made by Lenders of such Class pursuant to Section 2.01 ratably in accordance with their respective Commitments of such Class as in effect after giving effect to such increase.
(b) The Company may, upon at least one Business Day’s notice to the Administrative Agent and with or without cause, (i) terminate in whole or reduce in part the unused portion of the Commitments of any Class of all Lenders of such Class on a pro rata basis or (ii) terminate in whole or reduce in part the Commitment of any Class of any Lender (including any Defaulting Lender) and prepay the corresponding pro rata portion of the outstanding principal amount of any Loans of such Class of such Lender, together with accrued interest thereon and all accrued Commitment Fees payable for the account of such Lender with respect to its Commitment of such Class (and, if any such Loan is a Eurocurrency Loan and such prepayment is not made on the last day of the applicable Interest Period, any payment required pursuant to Section 2.12); provided that each partial reduction with respect to one or more Lenders of any Class shall be in the aggregate amount of at least US$25,000,000 or an integral multiple of US$1,000,000 in excess thereof. If the Company terminates in whole the ~~Commitment~~Commitments of any Lender as permitted by this Agreement at a time when

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no Loan of such Lender is outstanding hereunder (after giving effect to any prepayment of the Loans of such Lender in connection with such termination), then such Lender shall cease to be a party hereto (but shall continue to be entitled to the benefits of Sections 2.11, 2.12 and 2.14 (to the extent accrued for periods prior to it ceasing to be a party hereto) and Section 8.04), and its rights and obligations hereunder shall cease, on and after the effective date of such termination.

(c) Unless previously terminated or reduced to zero, the Commitments shall terminate in whole on the Commitment Termination Date.

SECTION 2.07. Repayment of Loans. Each Borrower shall repay to the Administrative Agent (i) for the account of each Lender the then unpaid principal amount of each Loan, other than any Same Day Tranche 2 Euro Loan, owing by such Borrower to such Lender on the Scheduled Maturity Date and (ii) for the account of each Tranche 2 Lender the then unpaid principal amount of each Same Day Tranche 2 Euro Loan owing by such Borrower to such Lender on the earlier of the Scheduled Maturity Date and the fifth Business Day after the date that such Same Day Tranche 2 Euro Loan is made.

SECTION 2.08. Interest on Loans. Each Borrower shall pay interest on the unpaid principal amount of each Loan owing by such Borrower to the Administrative Agent for the account of each Lender, from the date of such Loan until such principal amount shall be paid in full, at the interest rate borne by such Loan from time to time. The Loans included in any Borrowing shall bear interest based upon its Type, as specified initially in the Borrowing Request relating thereto and thereafter, as provided in Section 2.09, as follows:
(a) ABR Loans. Each ABR Loan of any Class shall bear interest at a rate per annum equal at all times to the sum of the Alternate Base Rate in effect from time to time plus the Applicable Rate, payable on the last day of March, June, September and December of each year, on the date of the termination in whole of the Commitments of such Class, on the Commitment Termination Date and, after the earlier of the termination in whole of the Commitments of such Class and the Commitment Termination Date, on any date the principal of such ABR Loan is prepaid or paid.
(b) LIBOR Loans. Each LIBOR Loan of any Class shall bear interest during any Interest Period applicable thereto at a rate per annum equal at all times during such Interest Period to the sum of the Adjusted LIBO Rate (in the case of LIBOR Loans denominated in US Dollars) or the LIBO Rate (in the case of LIBOR Loans denominated in Alternative Currencies) for such Interest Period plus the Applicable Rate, payable on the last day of the Interest Period for such Loan, at intervals of three months from the first day thereof in the case of Interest Periods in excess of three months and, in any event, on the date the principal of such LIBOR Loan is prepaid or paid.
(c) EURIBOR Loans. Each EURIBOR Loan of any Class shall bear interest during any Interest Period applicable thereto at a rate per annum equal at all times during such Interest Period to the sum of the EURIBO Rate for such Interest Period plus the Applicable Rate, payable on the last day

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of the Interest Period for such Loan, at intervals of three months from the first day thereof in the case of Interest Periods in excess of three months and, in any event, on the date the principal of such EURIBOR Loan is prepaid or paid.
~~(d) [Reserved].~~Same Day Tranche 2 Euro Loans. Each Same Day Tranche 2 Euro Loan shall bear interest at a rate per annum equal at all times to the sum of the Foreign Currency Overnight Rate in effect from time to time plus the Applicable Rate (determined as if Same Day Tranche 2 Euro Loans were Eurocurrency Loans), payable on any date the principal of such Same Day Tranche 2 Euro Loan is prepaid or paid and, in any event, on the date of the termination in whole of the Tranche 2 Commitments.
(e) Interest on Overdue Principal. Any amount of principal of any Loan that is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest, from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all times to 1% per annum plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section 2.08.
SECTION 2.09 Conversion and Subsequent Interest Period Elections for Loans. (a) Each Borrower may, upon written notice to the Administrative Agent:
i. elect, in the case of a Borrowing made to such Borrower consisting of ABR Loans, to convert such Borrowing (or to convert any part thereof in an amount not less than the applicable Conversion Minimum or an integral multiple of the applicable Conversion Multiple in excess thereof) into a Borrowing consisting of LIBOR Loans as of any Business Day;
ii. elect, in the case of a Borrowing made to such Borrower consisting of LIBOR Loans denominated in US Dollars, to convert such Borrowing to a Borrowing consisting of ABR Loans (or to convert any part thereof in an amount not less than the applicable Conversion Minimum or an integral multiple of the applicable Conversion Multiple in excess thereof), effective on the last day of the then current Interest Period applicable thereto; or
iii. elect, in the case of a Borrowing made to such Borrower consisting of (x) LIBOR Loans denominated in any currency or (y) EURIBOR Loans, to continue such Borrowing as a Borrowing consisting of LIBOR Loans denominated in such currency or EURIBOR Loans, respectively (or to continue any part thereof in an amount not less than the applicable Conversion Minimum or an integral multiple of the applicable Conversion Multiple in excess thereof), in each case effective on the last day of the then current Interest Period applicable thereto;
provided that (A) if at any time the aggregate amount of LIBOR Loans denominated in US Dollars in respect of any Borrowing is reduced, by prepayment or conversion of part thereof, to be less than US$10,000,000, then such Borrowing of LIBOR Loans shall automatically convert into a Borrowing of ABR Loans as of the end of the Interest Period applicable thereto, (B) after giving effect to any conversion or continuation of Loans (including any part thereof) described in clauses (i), (ii) and (iii) above, there shall not be more than 10 (or such greater number as may be agreed to by the Administrative Agent) different Interest Periods applicable to outstanding Borrowings consisting of

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Eurocurrency Loans and (C) each conversion and continuation of any Borrowing (including of any part thereof) described in clauses (i), (ii) and (iii) above shall be made ratably according to the outstanding principal amount of the Loans that are to be converted or continued (in whole or in part) held by each Lender immediately prior to giving effect to such conversion or continuation. Notwithstanding anything to the contrary herein, (i) no Borrower may convert a Borrowing of any Class into a Borrowing of the other Class and (ii) this Section shall not apply to Same Day Tranche 2 Euro Loans, which may not be converted or continued.
(b) To effect a conversion or continuation, the applicable Borrower (or, in the case of any Subsidiary Borrower, the Company on its behalf) shall deliver to the Administrative Agent a written Interest Election Request, duly completed and executed by an authorized officer of the applicable Borrower (or of the Company, as the case may be), not later than 11:00 a.m., Local Time, (i) at least three Business Days in advance of the effective date thereof, if the Borrowing described therein is to be converted into or continued as a LIBOR Borrowing or continued as a EURIBOR Borrowing and (ii) on the effective date thereof, if the Borrowing described therein is to be converted into an ABR Borrowing, specifying:
(A.)the Borrowing to which such proposed conversion or continuation applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (C) and (D) below shall be specified for each resulting Borrowing);
(B.)the proposed effective date of the conversion or continuation (which shall be a Business Day);

(C.)the Type(s) of Borrowing resulting from the proposed conversion or continuation; and

(D.)for a Borrowing converted into or continued as a Eurocurrency Borrowing, the duration of the next requested Interest Period to be applicable thereto after giving effect to such conversion or continuation, as the case may be, which shall be a period contemplated by the definition of the term “Interest Period”.

(c) Each Interest Election Request shall be revocable by the applicable Borrower (or, in the case of any Subsidiary Borrower, by the Company on its behalf) at any time prior to the effective date of the conversion or continuation specified in such Interest Election Request by notice to the Administrative Agent; provided, however, that in the event that the Borrowing specified in such Interest Election Request is to be converted into or continued as a Eurocurrency Borrowing, if the Administrative Agent receives such notice of revocation after the latest time by which the applicable Borrower (or the Company on its behalf) is permitted to give an Interest Election Request with respect to such Borrowing pursuant to Section 2.09(b) and if the Administrative Agent has already given notice of such conversion or continuation to the Lenders of the applicable Class, the applicable Borrower shall indemnify each Lender of such Class against any loss or expense incurred by such Lender in connection therewith in accordance with Section 2.12.

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(d) If upon the expiration of any Interest Period applicable to a Eurocurrency Borrowing, neither the applicable Borrower nor, in the case of any Subsidiary Borrower, the Company on its behalf has timely delivered an Interest Election Request with respect to such Eurocurrency Borrowing, such Borrower shall be deemed to have elected to continue such Eurocurrency Borrowing as a Eurocurrency Borrowing of the same Class and Type with an Interest Period of one month effective as of the expiration date of such Interest Period.
(e) The Administrative Agent will promptly notify each Lender of the applicable Class of its receipt of an Interest Election Request or, if no timely notice is provided by the applicable Borrower (or, in the case of any Subsidiary Borrower, the Company on its behalf), the Administrative Agent will promptly notify each Lender of the applicable Class of the details of any automatic continuation. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans held by each Lender comprising the Borrowing with respect to which the applicable Interest Election Request was given.
SECTION 2.10. Prepayments of Loans. (a) No Borrower shall have the right to prepay any principal amount of any Loans other than as provided in this Section 2.10 or in Section 2.06(b).

(b) Any Borrower, may, upon notice to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment (and, if such notice is given, such Borrower shall), prepay, in whole or in part, the outstanding principal amounts of the Loans comprising part of the same Borrowing made to such Borrower.

(c) If, on any date, (i) the Aggregate Tranche 1 Revolving Credit Exposure shall exceed an amount equal to 110% of the Aggregate ~~Commitment~~Tranche 1 Commitments or (ii) the Aggregate Tranche 2 Revolving Credit Exposure shall exceed an amount equal to 110% of the Aggregate Tranche 2 Commitments, the Administrative Agent shall notify the Company of such excess and one or more Borrowers (as determined by the Company) shall, as soon as practicable and in any event within five Business Days, prepay Loans of the applicable Class owing by such Borrowers in an aggregate amount equal to the amount necessary to eliminate such excess.

(d) The applicable Borrower (or, in the case of any Subsidiary Borrower, the Company on its behalf) shall notify the Administrative Agent in writing of any prepayment of a Borrowing hereunder (i) no later than 11:00 a.m., New York City time, on the Business Day on which ABR Loans or Same Day Tranche 2 Euro Loans are to be prepaid and (ii) no later than 11:00 a.m., New York City time, one Business Day prior to the date on which Eurocurrency Loans are to be prepaid, which notice shall specify the prepayment date, the Borrowing or Borrowings to be prepaid and the principal amount of each such Borrowing or portion thereof to be prepaid. Any partial prepayment of a Borrowing shall be in an aggregate principal amount of not less than the applicable Prepayment Minimum or an integral multiple of the Prepayment Multiple in excess thereof. In the event of any such prepayment of a Eurocurrency Loan, the applicable Borrower shall be obligated to reimburse the Lenders in respect thereof to the extent specified in Section 2.12. Each prepayment of a Borrowing

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shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.08.

SECTION 2.11. Increased Costs. (a) If any Change in Law shall:
i. impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate);
ii.impose on any Lender or the Relevant Interbank Market any other condition, cost or expense (other than Taxes) affecting this Agreement or Eurocurrency Loans made by such Lender; or
iii. subject any Lender to any Taxes (other than (A) Indemnified Taxes and (B) Excluded Taxes) on its loans, loan principal, commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto;
and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then, from time to time upon written request of such Lender to the Company, the Company will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs or expenses incurred or reduction suffered.
(b)If any Lender reasonably determines that any Change in Law regarding capital or liquidity requirements (except any such reserve requirement reflected in the Adjusted LIBO Rate) has had or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitment of or the Loans made by such Lender to a level below that which such Lender or such Lender’s holding company would have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy or liquidity), then, from time to time upon written request of such Lender to the Company, the Company will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.
(c)If the cost to any Lender of making or maintaining any Loan to a Subsidiary Borrower (or of maintaining its obligation to make any Loan to a Subsidiary Borrower) is increased (or the amount of any sum received or receivable by any Lender is reduced) by an amount deemed in good faith by such Lender to be material by reason of the fact that such Subsidiary Borrower is organized in, or conducts business in, a jurisdiction outside of the United States or the Republic of Ireland, then, from time to time upon written request of such Lender to the applicable Subsidiary Borrower (with a copy to the Administrative Agent and the Company), such Subsidiary Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

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(d)A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company as specified in Section 2.11(a) or 2.11(b) delivered to the Company or as specified in Section 2.11(c) delivered to the applicable Subsidiary Borrower and the Company shall be prima facie evidence of the amount claimed in the absence of manifest error; provided that it is accompanied by a statement in reasonable detail of the calculation on which such amount was based. The Company or the applicable Subsidiary Borrower shall pay such Lender the amount shown as due on any such certificate within 15 days after receipt thereof. If the Company or any Subsidiary Borrower receives any such certificate from a Lender, the Company shall have the right to terminate the commitment of such Lender in accordance with Section 2.06(b) or require such Lender to assign its interest in accordance with Section 2.18(b).

(e)Promptly after any Lender has determined that it will make a request for increased compensation pursuant to this Section 2.11, such Lender shall notify the Company or, in the case of Section 2.11(c), the Company and the applicable Subsidiary Borrower thereof. Failure or delay on the part of any Lender to demand compensation pursuant to this Section 2.11 shall not constitute a waiver of such Lender’s right to demand such compensation; provided that (i) the Company shall not be required to compensate a Lender pursuant to Section 2.11(a) or 2.11(b) for any increased costs or expenses incurred or reductions suffered more than 180 days prior to the date that such Lender notifies the Company of the Change in Law giving rise to such increased costs or expenses or reductions and of such Lender’s intention to claim compensation therefor; provided that, if the Change in Law giving rise to such increased costs or expenses or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof and (ii) no Subsidiary Borrower shall be required to compensate a Lender pursuant to Section 2.11(c) for any increased costs or expenses incurred or reductions suffered as to which such Lender became aware and failed to notify such Subsidiary Borrower promptly if and to the extent that prompt notice could have avoided or lessened payment by such Subsidiary Borrower under such Section.

(f)If any Lender determines, in its sole discretion exercised in good faith, that it has received a refund of any amount (i) as to which it has been indemnified by the Company or any Subsidiary Borrower or (ii) which has been paid to such Lender by the Company or any Subsidiary Borrower, in each case pursuant to this Section 2.11, it shall pay over such refund to the Company or such Subsidiary Borrower (but only to the extent of payments made by the Company or such Subsidiary Borrower under this Section 2.11 with respect to the events giving rise to such refund), net of all reasonable out-of-pocket expenses of such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the Company or such Subsidiary Borrower agrees, upon the written request of such Lender to the Company and, if applicable, such Subsidiary Borrower, to repay the amount paid over to the Company or such Subsidiary Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event such Lender is required to repay such refund to such Governmental Authority. This paragraph shall not be construed to require any Lender to make available its accounting records (or any other information which it deems confidential) to the Company, any Subsidiary Borrower or any other Person.

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SECTION 2.12. Break Funding Payments. In the event of (a) the payment of any principal of any Eurocurrency Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default or a Subsidiary Borrower Termination Event or pursuant to Section 2.06(b)), (b) the conversion of any Eurocurrency Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert or continue any Eurocurrency Loan on the date specified in any notice delivered pursuant hereto (whether or not such notice may be revoked in accordance with the terms hereof), (d) the failure to prepay any Eurocurrency Loan on a date specified therefor in any notice of prepayment delivered pursuant hereto (whether or not such notice may be revoked in accordance with the terms hereof) or (e) the assignment (other than as a result of a default by the applicable Lender in the performance of its agreements set forth herein) of any Eurocurrency Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Company pursuant to Section 2.18(b), then, in any such event, the applicable Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. Such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such Loan had such event not occurred at the Adjusted LIBO Rate, the LIBO Rate or the EURIBO Rate, as the case may be, that would have been applicable to such Loan (but not including the Applicable Rate applicable thereto), for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for deposits in the applicable currency of a comparable amount and period from other banks in the Relevant Interbank Market. A certificate of any Lender delivered to the Company and setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 2.12 shall be prima facie evidence of such amount; provided that it is accompanied by a statement in reasonable detail of the calculation on which such amount was based. The applicable Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

SECTION 2.13. Payments and Computations. (a) Each Borrower shall make each payment required to be made by it hereunder not later than 12:00 noon, Local Time, on the day when due, in each case without setoff or counterclaim, to the Administrative Agent in immediately available funds at the account most recently designated by the Administrative Agent for such purpose by written notice to the Company. The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or Commitment Fees ratably (other than amounts payable pursuant to Section 2.06(b)) to the Lenders of the applicable Class, subject to Section 2.16, and like funds relating to the payment of any other amount payable to the Administrative Agent for the account of any Lender to such Lender, in each case to be applied in accordance with the terms of this Agreement. All payments hereunder of principal or interest in respect of any Loan shall be made in the currency of such Loan; all other payments hereunder shall be made in US Dollars. Any payment by any Borrower credited in the required funds to the Administrative Agent at its account most recently designated by the Administrative Agent for such purpose by written notice to the Company shall discharge the obligation of such Borrower to make such payment at the time such credit is so effected, irrespective of the time of any distribution of such payment by the Administrative Agent to any Lender.

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(b) All computations of interest based on the Alternate Base Rate (if the Alternate Base Rate is based on the Prime Rate) or the LIBO Rate (in the case of Borrowings denominated in Sterling) and all computations of Commitment Fees shall, in each case, be made by the Administrative Agent on the basis of a year of 365 or, other than in the case of Borrowings denominated in Sterling, 366 days, as the case may be, and all other computations of interest hereunder shall be made by the Administrative Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Administrative Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

(c) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or any Commitment Fee, as the case may be.

(d) Unless the Administrative Agent shall have received notice from the applicable Borrower (or, in the case of any Subsidiary Borrower, the Company on its behalf) prior to the date on which any payment is due to the Lenders of any Class hereunder that such Borrower will not make such payment in full, the Administrative Agent may assume that such Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender of such Class on such due date an amount equal to the amount then due such Lender. If and to the extent the applicable Borrower shall not have so made such payment in full to the Administrative Agent, each Lender of the applicable Class shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the greater of (i) if denominated in US Dollars, the greater of (A) the NYFRB Rate and (B) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) if denominated in any other currency, the greater of (A) the interest rate reasonably determined by the Administrative Agent to reflect its cost of funds for the amount distributed by the Administrative Agent to such Lender (which determination shall be conclusive absent manifest error and may, at the election of the Administrative Agent, be deemed to be equal to the applicable Foreign Currency Overnight Rate) and (B) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

SECTION 2.14. Taxes. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of a Borrower under this Agreement shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of the applicable Borrower or an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by such Borrower or such withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in

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accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by such Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.14) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b)Payment of Other Taxes by the Borrowers. The applicable Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law or, at the option of the Administrative Agent, timely reimburse it for Other Taxes.

(c)Evidence of Payments. As soon as practicable after any payment of Taxes by any Borrower to a Governmental Authority pursuant to this Section 2.14, such Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(d)Indemnification by the Borrowers. The applicable Borrower shall indemnify each applicable Recipient, within 20 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.14) payable or paid by such Recipient or required to be withheld or deducted from a payment by such Borrower to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Company by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(e)Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the applicable Borrower(s) have not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of such Borrower(s) to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 8.06(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with this Agreement, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. Each Lender shall severally indemnify each applicable Borrower for any Taxes paid or payable by such Borrower (and not deducted or withheld by such Borrower from any payment otherwise due hereunder to such Lender) as a result of the failure of such Lender to deliver, or as a result of the inaccuracy, inadequacy or deficiency of, any documentation required to be delivered by such Lender to the Company pursuant to Section 2.14(f), and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent and the

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applicable Borrower(s) to set off and apply any and all amounts at any time owing by the Administrative Agent or such Borrower(s) (as applicable) to such Lender under this Agreement or otherwise payable by the Administrative Agent or such Borrower(s) (as applicable) to the Lender from any other source against any amount due to the Administrative Agent or the Borrower(s) (as applicable) under this paragraph.

(f)Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under this Agreement shall deliver to the Company and the Administrative Agent, at the time or times prescribed by applicable law or reasonably requested by the Company or the Administrative Agent, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Company or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Company or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Company or the Administrative Agent as will enable the applicable Borrower(s) or the Administrative Agent to determine whether or not such Lender is subject to any withholding (including backup withholding) or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 2.14(f)(ii)(A), 2.14(f)(ii)(B) and 2.14(f)(ii)(D)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing, with respect to any U.S. Borrower:
(A)any Lender that is a U.S. Person (or, if such Lender is disregarded as an entity separate from its owner for U.S. federal income tax purposes, is owned, for U.S. federal income tax purposes, by a U.S. Person) shall deliver to such U.S. Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such U.S. Borrower or the Administrative Agent), duly completed and executed originals of IRS Form W-9 certifying that such Lender (or such U.S. Person, as applicable) is exempt from U.S. Federal backup withholding tax;
(B)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to such U.S. Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such U.S. Borrower or the Administrative Agent), whichever of the following is applicable:

(1)in the case of a Foreign Lender (or, if a Foreign Lender is disregarded as an entity separate from its owner for U.S. federal income tax purposes, such owner) entitled to the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under this Agreement, duly completed and executed originals of IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an

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exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under this Agreement, duly completed and executed originals of IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2)duly completed and executed originals of IRS Form W-8ECI with respect to such Foreign Lender (or, if a Foreign Lender is disregarded as an entity separate from its owner for U.S. federal income tax purposes, such owner);

(3)in the case of a Foreign Lender (or, if a Foreign Lender is disregarded as an entity separate from its owner for U.S. federal income tax purposes, such owner) entitled to the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a duly completed and executed certificate substantially in the form of Exhibit G-1 to the effect that such Foreign Lender (or such owner, as applicable) is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of such U.S. Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) duly completed and executed originals of IRS Form W-8BEN or W-8BEN-E, as applicable; or

(4)to the extent a Foreign Lender (or, if a Foreign Lender is disregarded as an entity separate from its owner for U.S. federal income tax purposes, such owner) is not the beneficial owner, duly completed and executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-2 or Exhibit G-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable (and including any other information required to be provided by IRS Form W-8IMY); provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-4 on behalf of each such direct or indirect partner;

(C)any Lender (or, if such Lender is disregarded as an entity separate from its owner for U.S. federal income tax purposes, the Person treated as its owner for U.S. federal income tax purposes) shall, to the extent it is legally entitled to do so, deliver to such U.S. Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such U.S. Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit such U.S. Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

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(D)if a payment made to a Lender under this Agreement would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to such U.S. Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by such U.S. Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by such U.S. Borrower or the Administrative Agent as may be necessary for such U.S. Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(iii) Without limiting the generality of the foregoing, with respect to any Irish Subsidiary Borrower, or any other Borrower that is resident in Ireland for the purposes of tax:

(A)each Lender represents and warrants that it is an Irish Qualifying Lender at the date of this Agreement or at the date that it becomes a party to this Agreement, as applicable, and that it undertakes to notify the relevant Borrower in the event that it becomes aware that it has ceased to be an Irish Qualifying Lender; and

(B)any Lender, following a request from such Borrower, shall (i) provide details of its name, address and country of tax residence to such Borrower to enable it to comply with its reporting obligations under section 891A of the TCA, and (ii) provide such Borrower with any correct, complete and accurate information that may be required for such Borrower to comply with its obligations under section 891E of the TCA and all regulations made pursuant to that section.
Upon the reasonable request of the Company or the Administrative Agent, any Lender shall update any form or certification previously delivered pursuant to this Section 2.14(f). Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall promptly (and in any event within 10 days after such expiration, obsolescence or inaccuracy) (x) update such form or certification or (y) notify the Company and the Administrative Agent in writing of its legal inability to do so.
(g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund or credit of any Taxes as to which it has been indemnified pursuant to this Section 2.14 (including by the payment of additional amounts pursuant to this Section 2.14), it shall pay to the indemnifying party an amount equal to such refund or credit (but only to the extent of indemnity payments made under this Section 2.14 with respect to the Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (plus any

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penalties, interest (but solely with respect to the period during which the indemnifying party held such refund) or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph, in no event will any indemnified party be required to pay any amount to any indemnifying party pursuant to this paragraph the payment of which would place such indemnified party in a less favorable net after-Tax position than such indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
(h) Value Added Tax. (i) All amounts set out or expressed in this Agreement to be payable by any party to any Recipient that (in whole or in part) constitute the consideration for a supply or supplies for VAT purposes shall be deemed to be exclusive of any VAT that is chargeable on such supply or supplies, and accordingly, subject to paragraph (h)(ii) below, if VAT is or becomes chargeable on any supply made by any Recipient to any party under this Agreement, such party shall pay to such Recipient (in addition to and at the same time as paying any other consideration for such supply) an amount equal to the amount of such VAT (and such Recipient shall promptly provide an appropriate VAT invoice to such party), unless the VAT reverse charge mechanism is applicable.

ii. If VAT is or becomes chargeable on any supply made by any Recipient (the “VAT Supplier”) to any other Recipient (the “VAT Recipient”) under this Agreement, and any party other than the VAT Recipient (the “Subject Party”) is required by the terms of this Agreement to pay an amount equal to the consideration for such supply to the VAT Supplier (rather than being required to reimburse the VAT Recipient in respect of that consideration), such party shall also pay to the VAT Supplier (in addition to and at the same time as paying such amount) an amount equal to the amount of such VAT. The VAT Recipient will promptly pay to the Subject Party an amount equal to any credit or repayment obtained by the VAT Recipient from the relevant tax authority which the VAT Recipient reasonably determines is in respect of such VAT.
iii. Where this Agreement requires any party to reimburse or indemnify a Recipient for any cost or expense, that party shall reimburse or indemnify (as the case may be) such Recipient for the full amount of such cost or expense, including such part thereof as represents VAT, save to the extent that such Recipient reasonably determines that it is entitled to credit or repayment in respect of such VAT from the relevant tax authority.
(i) Survival. Each party’s obligations under this Section 2.14 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under this Agreement.
(j.) Defined Terms. For purposes of this Section 2.14, the term “applicable law” includes FATCA.

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SECTION 2.15. Sharing of Payments, Etc. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of setoff or otherwise) on account of the principal of or interest on any of the Loans made by it in excess of its ratable share of payments on account of the principal of and accrued interest on the Loans obtained by the other Lenders, such Lender shall forthwith purchase for cash at par from the other Lenders such participations in the Loans owing to them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that (a) if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each selling Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery, without interest, and (b) the provisions of this Section 2.15 shall not be construed to apply to any payment made by or on behalf of any Borrower pursuant to and in accordance with the express terms of this Agreement (for the avoidance of doubt, as in effect from time to time), including Section 2.06(b), or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Company or any Subsidiary or Affiliate thereof (as to which the provisions of this Section 2.15 shall apply). Each Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.15 may, to the fullest extent permitted by law, exercise all its rights of payment with respect to such participation as fully as if such Lender were the direct creditor of such Borrower in the amount of such participation.
SECTION 2.16. Defaulting Lenders. (a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender:
i. Waivers and Amendments. The Undrawn Commitment and Revolving Credit Exposure of each Defaulting Lender shall be disregarded in determining whether the Required Lenders, the Majority in Interest of Lenders of any Class or any other requisite Lenders shall have taken or may take any action hereunder (including any consent to any waiver, amendment or other modification pursuant to Section 8.01); provided that any waiver, amendment or other modification that requires the consent of all Lenders or of all Lenders affected thereby shall, except as provided in Section 8.01, require the consent of such Defaulting Lender in accordance with the terms hereof.
ii. Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of any Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VI or otherwise) shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, as the Company may request (so long as no Default or Event of Default has occurred and is continuing), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent, or to reimburse the Company for any amounts paid by it in satisfaction of such Defaulting Lender’s liabilities under this Agreement in connection with a written agreement between the Company and an assignee of such Defaulting Lender’s interests, rights and obligations in accordance with Section 2.18(b); third, if so determined by the

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Administrative Agent and the Company, to be held in a non-interest bearing deposit account and released in order to satisfy future obligations of such Defaulting Lender to fund Loans under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default or Event of Default has occurred and is continuing, to the payment of any amounts owing to any Borrower as a result of any judgment of a court of competent jurisdiction obtained by such Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans in respect of which such Defaulting Lender has not fully funded its appropriate share and (y) such Loans were made at a time when the conditions set forth in Section 3.03 were satisfied or waived, such payment shall be applied solely to pay the Loans of all non-Defaulting Lenders of the applicable Class on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by such Defaulting Lender shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.
iii. Certain Fees. Commitment Fees shall cease to accrue on the Undrawn Commitment of such Defaulting Lender for any period during which such Lender is a Defaulting Lender, and such Defaulting Lender shall not be entitled to receive such Commitment Fees.
(b) Defaulting Lender Cure. If the Company and the Administrative Agent agree in writing in their sole discretion that a Defaulting Lender of any Class should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, such Defaulting Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders of such Class or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans of such Class to be held on a pro rata basis by the Lenders of such Class in accordance with their respective Commitments of such Class, whereupon such Defaulting Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of any Borrower while that Lender was a Defaulting Lender; provided, further, that all amendments, waivers or other modifications effected without its consent in accordance with the provisions of Section 8.01 and this Section 2.16 during such period shall be binding on it; and provided further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.
SECTION 2.17. Alternate Rate of Interest. (a) If prior to the commencement of any Interest Period for a Eurocurrency Borrowing of any Class or Type:
i.the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted

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LIBO Rate, the LIBO Rate or the EURIBO Rate, as the case may be, for the applicable Interest Period (including because the applicable Screen Rate is not available or published on a current basis); provided that no Benchmark Transition Event shall have occurred at such time; or
ii.the Administrative Agent is advised by the Required Lenders or the Majority in Interest of Lenders of such Class that the Adjusted LIBO Rate, the LIBO Rate or the EURIBO Rate, as the case may be, for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Eurocurrency Borrowing for such Interest Period;
then the Administrative Agent shall give notice (which may be telephonic) thereof to the Company and the Lenders as promptly as practicable thereafter. If such notice is given, until the Administrative Agent notifies the Company and the Lenders that the circumstances giving rise to such notice no longer exist, (A) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurocurrency Borrowing of such Type for such Interest Period shall be ineffective, (B) the affected Eurocurrency Borrowing that was requested to be converted or continued shall (1) if denominated in US Dollars, on the last day of the then current Interest Period applicable thereto, unless repaid, be continued as or converted to an ABR Borrowing or (2) otherwise, from and after the last day of the then current Interest Period applicable thereto, unless repaid, bear interest at a rate equal to the Applicable Rate for Eurocurrency Loans plus a rate that adequately and fairly reflects the weighted average of the cost to each Lender of such Class to fund its pro rata share of such Borrowing (from whatever source and using whatever methodologies such Lender may select in its reasonable discretion) (with respect to a Lender, the “COF Rate” and with respect to the weighted average of the COF Rate applicable to each Lender of the applicable Class for any Borrowing, the “Average COF Rate”), it being agreed by each Lender that, promptly upon request therefor by the Administrative Agent, such Lender shall notify the Administrative Agent of the COF Rate of such Lender with respect to the applicable Borrowing, and (C) any Borrowing Request for a Eurocurrency Borrowing of such Type for such Interest Period shall (1) in the case of a Borrowing denominated in US Dollars, be treated as a request for an ABR Borrowing or (2) in all other cases, be treated as a request for a Borrowing that bears (and such Borrowing will bear) interest at a rate equal to the Applicable Rate for Eurocurrency Loans plus the Average COF Rate, it being agreed by each Lender that, promptly upon request therefor by the Administrative Agent, such Lender shall notify the Administrative Agent of the COF Rate of such Lender with respect to the applicable Borrowing.
(b) Notwithstanding anything to the contrary herein, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, the Administrative Agent and the Company may amend this Agreement to replace the LIBO Rate or the EURIBO Rate, as applicable, with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m., New York City time, on the fifth Business Day after the Administrative Agent has posted such proposed amendment to all Lenders and the Company, so long as the Administrative Agent has not received, by such time, written notice of objection to such proposed amendment from Lenders comprising the Required Lenders; provided that, with respect to any proposed amendment containing any SOFR-Based Rate, the Lenders shall be entitled to object only to the Benchmark Replacement Adjustment contained therein. Any such amendment with respect to an Early Opt-in Election will become effective on the date that Lenders comprising the Required

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Lenders have delivered to the Administrative Agent written notice that such Lenders consent to such amendment. No replacement of the LIBO Rate or the EURIBO Rate with a Benchmark Replacement will occur prior to the applicable Benchmark Transition Start Date.
i.In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.
ii.The Administrative Agent will promptly notify the Company and the Lenders of (A) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, (B) the implementation of any Benchmark Replacement, (C) the effectiveness of any Benchmark Replacement Conforming Changes and (D) the commencement or conclusion of any Benchmark Unavailability Period.
iii.Upon the Company’s receipt of notice of the commencement of a Benchmark Unavailability Period, (A) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurocurrency Borrowing of the applicable Type shall be ineffective, and, on the last day of the then current Interest Period applicable thereto, unless repaid, such Borrowing shall (1) if denominated in US Dollars, be continued as or converted to an ABR Borrowing or (2) otherwise, from and after the last day of the then current Interest Period applicable thereto, unless repaid, bear interest at a rate equal to the Applicable Rate for Eurocurrency Loans plus the Average COF Rate, it being agreed by each Lender that, promptly upon request therefor by the Administrative Agent, such Lender shall notify the Administrative Agent of the COF Rate of such Lender with respect to the applicable Borrowing and (B) any Borrowing Request for a Eurocurrency Borrowing of the applicable Type (1) if denominated in US Dollars, shall be treated as a request for an ABR Borrowing or (2) otherwise, be treated as a request for a Borrowing that bears (and such Borrowing will bear) interest at a rate equal to the Applicable Rate for Eurocurrency Loans plus the Average COF Rate, it being agreed by each Lender that, promptly upon request therefor by the Administrative Agent, such Lender shall notify the Administrative Agent of the COF Rate of such Lender with respect to the applicable Borrowing.
iv.Any determination, decision or election that may be made by the Administrative Agent or the Lenders pursuant to this Section 2.17, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 2.17.
SECTION 2.18. Mitigation Obligations; Replacement of Lenders. (a) Each Lender shall (i) if it determines that it is specifically entitled to compensation under Section 2.14, use its reasonable efforts to designate a different lending office, if any, for funding or booking its Loans hereunder or to assign and delegate its rights and obligations hereunder to another of its offices, branches or Affiliates, if any, if such designation or assignment and delegation would avoid, or minimize the amount of, any

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payment by the Borrowers of additional amounts under Section 2.14 in respect of such Lender and (ii) if it determines that it is specifically entitled to compensation under Section 2.11, use its reasonable efforts (including using reasonable efforts to designate a different lending office, if any, for funding or booking its Loans hereunder or to assign and delegate its rights and obligations hereunder to another of its offices, branches or Affiliates, if any), but only if it shall not incur any disadvantage as a result thereof, to avoid, or to minimize the amount of, any payment by the Borrowers of additional amounts under Section 2.11 in respect of such Lender.
(b)The Company may, upon notice to the Administrative Agent delivered at any time and with or without cause, require any Lender (including any Defaulting Lender) to assign all of its rights and obligations hereunder in respect of all or a portion of its Commitment of any Class and the corresponding pro rata portion of any Loans of such Class then owing to such Lender to one or more Transferees. Such Transferee or Transferees shall on the effective date of such assignment (as specified in the Assignment and Assumption with respect thereto) pay to such Lender (i) the accrued Commitment Fee with respect to the assigned portion of such Commitment and (ii) if a Loan is assigned, the principal amount of such Loan so assigned, together with accrued interest thereon. If such assigned Loan is a Eurocurrency Loan, the Company shall be obligated to reimburse such Lender on such effective date if such assignment is not made on the last day of the applicable Interest Period in accordance with Section 2.12. The term “Transferee” means any Eligible Assignee, selected by the Company in its sole discretion, that is willing to undertake all or part of a Lender’s Commitment of any Class and to purchase all or part of any Loans under this Section 2.18(b). In each such event, the assigning Lender and the Transferee shall execute and deliver to the Company, for its acceptance, an Assignment and Assumption and the Company shall accept and deliver the same to the Administrative Agent for recording in accordance with Section 8.08. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Assumption, which effective date shall be not less than five Business Days nor more than 10 Business Days after execution and shall be coordinated by the parties thereto with the Administrative Agent to be the same date as the date of such recording, (A) the Transferee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Assumption, have the rights and obligations of a Lender hereunder and (B) the assigning Lender shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Assumption, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto (but shall continue to be entitled to the benefits of Sections 2.11, 2.12 and 2.14 (to the extent accrued for periods prior to it ceasing to be a party hereto) and Section 8.04)). The provisions of clauses (i), (iv) and (v) of the third proviso to Section 8.06(a) and the provisions of Section 8.07 shall apply to all Assignments and Assumptions executed and delivered pursuant to this Section 2.18(b).
SECTION 2.19. Subsidiary Borrowers. (a) Subsidiary Borrower Designation. The Company may, at any time and from time to time on and after the Availability Date, designate any of its Subsidiaries as a Subsidiary Borrower by delivery to the Administrative Agent of a Subsidiary Borrower Agreement executed by such Subsidiary and the Company. Promptly after its receipt thereof, the Administrative Agent will provide a copy of such Subsidiary Borrower Agreement to the Lenders. Each such Subsidiary Borrower Agreement shall become effective on the date eight Business

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Days after it shall have been delivered to the Administrative Agent, provided that (i) the Administrative Agent and each Lender shall have received, at least one Business Day prior to the date of the effectiveness thereof, all documentation and other information required by bank regulatory authorities with respect to such Subsidiary under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the Beneficial Ownership Regulation, that has been reasonably requested by the Administrative Agent or such Lender in writing not later than the fifth Business Day after such Subsidiary Borrower Agreement has been delivered to the Administrative Agent and (ii) in the case of a designation of a Foreign Subsidiary, the Administrative Agent shall not have received written notice from any Lender (an “Objecting Lender”) that (A) such Objecting Lender is unable to make Loans or otherwise extend credit to such Foreign Subsidiary due to applicable legal or regulatory restrictions or (B) such Objecting Lender is prevented by its generally applicable internal policies from extending credit to such Foreign Subsidiary (a “Notice of Objection”), in which case such Subsidiary Borrower Agreement shall not become effective unless, within the period of eight Business Days referred to above, (x) such Objecting Lender withdraws such Notice of Objection, (y) such Objecting Lender ceases to be a Lender hereunder, including pursuant to Section 2.06(b) or Section 2.18(b), or (z) a New Tranche is created in accordance with Section 8.01(c). Upon the effectiveness of a Subsidiary Borrower Agreement as provided above, the applicable Subsidiary shall for all purposes of this Agreement be a party hereto and a Subsidiary Borrower hereunder.
(b)Subsidiary Borrowers’ Obligations Several. Each of the Subsidiary Borrowers shall be severally liable for its liabilities and obligations under this Agreement, and no Subsidiary Borrower shall be liable for any Borrowing or any other obligation of any other Borrower under this Agreement. Each Subsidiary Borrower shall be severally liable for all payments of the principal of and interest on Loans to such Subsidiary Borrower, and any other amounts due hereunder that are specifically allocable to such Subsidiary Borrower or the Loans to such Subsidiary Borrower. No Subsidiary Borrower shall be liable for any fees due hereunder, for which the Company shall be exclusively liable.
(c)Designation of Ineligible Subsidiaries. The Company may at any time, and from time to time, by delivery to the Administrative Agent of an Ineligible Subsidiary Designation Notice, designate any Subsidiary Borrower as an Ineligible Subsidiary. Upon such designation, the obligation of each Lender to make Loans to such Subsidiary Borrower shall immediately terminate, and such Ineligible Subsidiary shall no longer be entitled to request or borrow Borrowings hereunder. The designation of a Subsidiary Borrower as an Ineligible Subsidiary shall have no effect on (i) the outstanding Loans, if any, of such Subsidiary Borrower, (ii) the obligations of such Subsidiary Borrower to repay principal of and interest on any outstanding Loans of such Subsidiary Borrower when such amounts become due in accordance with this Agreement or any other payment obligations of such Subsidiary Borrower under this Agreement or (iii) the right of such Subsidiary Borrower to deliver any Interest Election Request or select any future Interest Periods with respect to outstanding Loans of such Subsidiary Borrower in accordance with this Agreement; provided that at such time as no principal of or interest on any Loan of such Ineligible Subsidiary, and no other amounts payable by such Ineligible Subsidiary, shall be outstanding, such Ineligible Subsidiary shall cease to be a Subsidiary Borrower and a party to this Agreement. Promptly after its receipt thereof, the

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Administrative Agent will provide a copy of each Ineligible Subsidiary Designation Notice to the Lenders.

(d)Subsidiary Borrower Termination Events. (i) Each Subsidiary Borrower will furnish to the Administrative Agent, as promptly as possible and in any event within five Business Days after the occurrence of any Subsidiary Borrower Termination Event with respect to such Subsidiary Borrower that is continuing on the date of such statement, the statement of an officer of the Subsidiary Borrower (or of the Company on its behalf) setting forth the details of such Subsidiary Borrower Termination Event and the action that such Subsidiary Borrower proposes to take with respect thereto.

ii.If a Subsidiary Borrower Termination Event occurs and is continuing with respect to any Subsidiary Borrower, then, and in any such event, the Administrative Agent (A) shall at the request, or may with the consent, of the Required Lenders, by notice to such Subsidiary Borrower and the Company, declare the obligation of each Lender to make Loans to such Subsidiary Borrower terminated, whereupon the same shall forthwith terminate and such Subsidiary Borrower shall no longer be entitled to request or borrow Borrowings hereunder and (B) shall at the request, or may with the consent, of the Required Lenders, by notice to such Subsidiary Borrower and the Company, declare the Loans of such Subsidiary Borrower, all interest thereon and all other amounts payable under this Agreement by such Subsidiary Borrower to be forthwith due and payable, whereupon the Loans of such Subsidiary Borrower, all such interest thereon and all such other amounts payable by such Subsidiary Borrower shall become and be forthwith due and payable by such Subsidiary Borrower, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Subsidiary Borrower; provided, however, that in the case of a Subsidiary Borrower Termination Event specified in clause (c) of the definition of such term, neither the Administrative Agent nor any Lender may declare any Loan of such Subsidiary Borrower to be due and payable unless the Company fails to pay under the Company Guarantee the overdue amount owed by such Subsidiary Borrower within three Business Days after written demand therefor shall have been received by the Company from the Administrative Agent; provided, further, however, that in the case of a Subsidiary Borrower Termination Event specified in clause (a), (b), (f) or (g) of the definition of such term, (1) the obligation of each Lender to make Loans to such Subsidiary Borrower shall automatically terminate and (2) the Loans of such Subsidiary Borrower, all interest thereon and all other amounts payable under this Agreement by such Subsidiary Borrower shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by each Subsidiary Borrower.
(e) Appointment of Company as Agent. Each Subsidiary Borrower hereby irrevocably appoints the Company as its agent for all purposes of this Agreement, including (i) the giving and receipt of notices (including any Borrowing Request or any Interest Election Request) and (ii) the execution and delivery of all documents, instruments and certificates contemplated herein. Each Subsidiary Borrower hereby acknowledges that any amendment, waiver or other modification to this Agreement or any other Loan Document may be effected as set forth in Section 8.01, that no consent of such Subsidiary Borrower shall be required to effect any such amendment, waiver or other

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modification and that such Subsidiary Borrower shall be bound by this Agreement or such other Loan Document as so amended, waived or otherwise modified.

Article III.
CONDITIONS OF LENDING

SECTION 3.01. Closing Date. The obligations of the Lenders to make Loans shall not become effective until the first date on which each of the following conditions shall be satisfied (or such condition shall have been waived in accordance with Section 8.01):
(a)The Administrative Agent shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) evidence satisfactory to the Administrative Agent (which may include a facsimile or electronic transmission of a signed counterpart of this Agreement) that such party has signed a counterpart of this Agreement.
(b)The Administrative Agent shall have received (i) an officer’s certificate of each of the Company and the Irish Subsidiary Borrower, dated the Closing Date and signed by the Secretary or Assistant Secretary of such Person (or, in the case of the Irish Subsidiary Borrower, an appropriate substitute therefor under the applicable law of the jurisdiction of organization of the Irish Subsidiary Borrower), in form and substance reasonably satisfactory to the Administrative Agent and substantially consistent with UTC’s past practice, together with all attachments contemplated thereby, and (ii) a certificate of the Company, dated the Closing Date and signed by an officer of the Company, confirming, as of the Closing Date, that (A) the representations and warranties contained in Article IV are true and correct (x) in the case of the representations and warranties qualified by materiality or Material Adverse Effect in the text thereof, in all respects and (y) in the case of the representations and warranties other than those referenced in the foregoing clause (x), in all material respects and (B) no Default or Event of Default has occurred and is continuing.

(c)The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Closing Date) of the general counsel, in-house counsel and/or outside counsel of each of UTC and the Irish Subsidiary Borrower, in each case in form and substance reasonably satisfactory to the Administrative Agent and substantially consistent with UTC’s past practice.

(d)The Lenders shall have received the Otis Form 10 (including the information statement and the other exhibits contemplated thereby, in each case, in the form and to the extent so filed) in the form most recently filed (whether or not publicly) with the SEC prior to the Closing Date, provided that (i) if the Otis Form 10 shall not have been publicly filed with the SEC prior to the Closing Date, then the Company shall deliver to the Administrative Agent a certificate of the Company, dated as of the Closing Date and signed by an officer of the Company, confirming that the Company has delivered to the Administrative Agent the Otis Form 10 most recently filed with the SEC prior to the Closing Date and (ii) if the Otis Form 10 shall have been publicly filed with the SEC prior to the Closing Date, the Otis Form 10, in the form most recently publicly filed with the SEC prior to

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the Closing Date, shall be deemed to have been delivered to the Lenders for purposes of this clause (d) and the condition specified in this Section 3.01(d) shall be deemed to be satisfied.

(e)The Administrative Agent shall have received all fees due and payable on or prior to the Closing Date, and, to the extent invoiced at least three Business Days prior to the Closing Date, other amounts due and payable on or prior to the Closing Date (including reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP) required to be paid or reimbursed by the Company or UTC pursuant to any commitment letter or fee letter entered into in connection with the credit facility provided for herein.

(f)The Administrative Agent and the Lenders shall have received all documentation and other information required by bank regulatory authorities with respect to the Company and the Irish Subsidiary Borrower under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the Beneficial Ownership Regulation, that has been reasonably requested by the Administrative Agent or any Lender in writing at least 10 Business Days prior to the Closing Date.

Without limiting the generality of the provisions of Article VII, for purposes of determining compliance with the conditions specified in this Section 3.01, each Lender, by becoming a party to this Agreement, shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the date hereof specifying its objection thereto.
SECTION 3.02. Conditions Precedent to Availability. The obligation of each Lender to make its initial Loan shall be subject to the occurrence of the Closing Date and the satisfaction (or waiver in accordance with Section 8.01) of the following conditions; provided that the obligations of the Lenders to make Loans are subject to the satisfaction (or waiver in accordance with Section 8.01) of each of the conditions set forth in Sections 3.03 and, if applicable, 3.04.
(a)The Otis Distribution Condition shall have been, or substantially concurrently with the occurrence of the Availability Date shall be, satisfied.
(b)The Administrative Agent shall have received a certificate of the Company, dated the Availability Date and signed by an officer of the Company, confirming, as of the Availability Date, that (i) the condition set forth in Section 3.02(a) has been satisfied, (ii) the representations and warranties contained in Section 4.01 (other than Sections 4.01(e)(ii) and 4.01(f)) are true and correct (x) in the case of the representations and warranties qualified by materiality or Material Adverse Effect in the text thereof, in all respects and (y) in the case of the representations and warranties other than those referenced in the foregoing clause (x), in all material respects, and (iii) no Default or Event of Default has occurred and is continuing.

(c)The UTC 2019 Credit Agreements Refinancing shall have been, or substantially concurrently with the occurrence of the Availability Date shall be, consummated.

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(d)The Administrative Agent shall have received all fees due and payable on or prior to the Availability Date, and, to the extent invoiced at least 10 Business Days prior to the Availability Date, all expenses due and payable on or prior to the Availability Date (including reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP) required to be paid or reimbursed by the Company.
(e)
SECTION 3.03. Conditions Precedent to Each Borrowing. The obligation of each Lender to make a Loan on the occasion of each Borrowing (other than any conversion or continuation of a Loan) shall be subject to receipt by the Administrative Agent and, in the case of any Same Day Tranche 2 Euro Loan, each Tranche 2 Lender of a Borrowing Request with respect thereto in accordance with Section 2.02, and to the satisfaction (or waiver in accordance with Section 8.01) of the following conditions:

(a)(i) The representations and warranties contained in Section 4.01 (other than Sections 4.01(e)(ii) and 4.01(f)) shall be true and correct and (ii) in the case of a Borrowing by a Subsidiary Borrower, the representations and warranties contained in Section 4.02 with respect to such Subsidiary Borrower shall be true and correct, in each case, (x) in the case of the representations and warranties qualified by materiality or Material Adverse Effect in the text thereof, in all respects and (y) in the case of the representations and warranties other than those referenced in the foregoing clause (x), in all material respects, in each case on and as of the date of such Borrowing, before and after giving effect to such Borrowing and to the application of the proceeds therefrom, as though made on and as of such date.
(b)(i) No Default or Event of Default has occurred and is continuing, or would result from such Borrowing or from the application of the proceeds therefrom and (ii) in the case of a Borrowing by a Subsidiary Borrower, no Subsidiary Borrower Termination Event (or any event that, with the giving of notice or the passage of time or both, would constitute a Subsidiary Borrower Termination Event) with respect to such Subsidiary Borrower has occurred and is continuing, or would result from such Borrowing or from the application of the proceeds therefrom.

Each Borrowing (other than any conversion or continuation of any Loan) shall constitute a representation and warranty made by the Company on the date thereof that the conditions specified in clauses (a)(i) and (b)(i) above have been satisfied, and each Borrowing (other than any conversion or continuation of any Loan) by a Subsidiary Borrower shall constitute a representation and warranty made by such Subsidiary Borrower on the date thereof that the conditions specified in clauses (a)(ii) and (b)(ii) above have been satisfied.

SECTION 3.04. Conditions to Initial Borrowing by Each Designated Subsidiary Borrower. The obligations of the Lenders to make Loans to any Subsidiary Borrower designated as such pursuant to Section 2.19 shall not become effective until the first date on which each of the following additional conditions shall be satisfied (or waived in accordance with Section 8.01):
(a)The Administrative Agent shall have received an officer’s certificate of such Subsidiary Borrower, signed by the Secretary or Assistant Secretary of such Subsidiary Borrower (or an appropriate substitute therefor under the applicable law of the jurisdiction of organization of such

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Subsidiary Borrower), in form and substance reasonably satisfactory to the Administrative Agent, attaching (i) a copy of each organizational document of such Subsidiary Borrower, (ii) signature and incumbency certificates of the officers of such Subsidiary Borrower executing its Subsidiary Borrower Agreement or any document relating thereto, (iii) resolutions of the Board of Directors or similar governing body of such Subsidiary Borrower (and/or, if applicable, of the shareholders or other authorized Persons of such Subsidiary Borrower, if required under the applicable law of the jurisdiction of organization of such Subsidiary Borrower or its organizational documents) approving and authorizing the execution, delivery and performance by such Subsidiary Borrower of its Subsidiary Borrower Agreement, this Agreement and any documents to be delivered by such Subsidiary Borrower hereunder, certified by such Secretary or Assistant Secretary (or such appropriate substitute therefor) as being in full force and effect without modification or amendment, and (iv) a good standing certificate from the applicable Governmental Authority of the jurisdiction of organization of such Subsidiary Borrower, dated as of a recent date (if applicable and customary under the applicable law of the jurisdiction of organization of such Subsidiary Borrower).
(b)The Administrative Agent shall have received a favorable written opinion of the general counsel, in-house counsel and/or outside counsel of such Subsidiary Borrower, addressed to the Administrative Agent and the Lenders, in form and substance reasonably satisfactory to the Administrative Agent (it being understood that any opinion substantially consistent with the opinion delivered pursuant to Section 3.01(c), with any modifications to reflect requirements under the applicable law of the jurisdiction of organization of such Subsidiary Borrower or its organizational documents shall be reasonably satisfactory to the Administrative Agent).

Article IV.
REPRESENTATIONS AND WARRANTIES

SECTION 4.01. Representations and Warranties of the Company. The Company represents and warrants, as of the Closing Date, as of the Availability Date and as of each date required by Section 3.03, as follows; provided that, prior to the Availability Date, the only representations and warranties made by the Company shall be the representations and warranties set forth in Sections 4.01(a), 4.01(b), 4.01(c), 4.01(d), 4.01(e)(ii), 4.01(f), 4.01(g), 4.01(j) and 4.01(k) (it being agreed that, in the case of Sections 4.01(e)(ii) and 4.01(f), such representations and warranties will cover the Company and its Subsidiaries after giving pro forma effect to the Transactions):
(a)Organization; Powers. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business and in good standing as a foreign corporation in all other jurisdictions in which the conduct of its operations or the ownership of its properties requires such qualification, except where the failure to so qualify would not reasonably be expected to have a Material Adverse Effect. The Company has all requisite power and authority, corporate or otherwise, to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under, this Agreement.
(b)Authorization; Absence of Conflicts. The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary corporate action and do

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not contravene (i) the Company’s certificate of incorporation or bylaws or (ii) except where such contravention would not reasonably be expected to have a Material Adverse Effect, any law or contractual restriction binding on the Company.

(c)Governmental Consents. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body in the United States, or to the Company’s knowledge, in any other jurisdiction, is required for the due execution, delivery and performance by the Company of this Agreement, other than routine requirements which, to the Company’s knowledge, have (to the extent that compliance is required on or prior to the date hereof) been complied with in all material respects.

(d)Enforceability. This Agreement is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(e)Financial Statements; No Material Adverse Effect. (i) The Historical Company Financial Statements present fairly, in all material respects, the combined financial position of the Company and its Subsidiaries as of December 31, 2019 and the combined results of operations and cash flows of the Company and its Subsidiaries for the fiscal year then ended, all in conformity with GAAP. As of the Availability Date, the Pro Forma Company Financial Statements (A) have been prepared by the Company in good faith, based on the assumptions believed by the Company to be reasonable at the time made, and (B) to the knowledge of the Company, present fairly, in all material respects, the pro forma combined financial position and the pro forma combined results of operations of the Company and its Subsidiaries as of the date and for the period specified in the definition of the term “Pro Forma Company Financial Statements” as if the Transactions had occurred on such date or at the beginning of such period, as applicable.

ii. Since December 31, 2019, there has been no material adverse change in the Consolidated financial condition or the Consolidated results of operations of the Company except as otherwise disclosed in any reports by UTC or the Company, as applicable, on Form 10-K, Form 10-Q or Form 8-K publicly filed or furnished under the Exchange Act prior to the date hereof or in the Draft Otis Form 10.
(f)Litigation. There is no pending or, to the knowledge of the Company, threatened action or proceeding affecting the Company or any of its Subsidiaries before any court, governmental agency or arbitrator that would reasonably be expected to have a Material Adverse Effect.
(g)Federal Reserve Regulations. Neither the Company nor any of its Subsidiaries is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of “purchasing” or “carrying” any “margin stock” within the respective meanings of each of the quoted terms under Regulation T, U or X of the Board of Governors as now and from time to time hereafter in effect.

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(h)ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which such liability is reasonably expected to occur, would reasonably be expected to have a Material Adverse Effect.

(i)Environmental. Except as would not reasonably be expected to have a Material Adverse Effect, the Company and its Subsidiaries (i) are in compliance with Environmental Laws and any permit, license or approval required thereunder and (ii) have not become subject to any Environmental Liability.

(j)Investment Company Status. The Company is not required to register as an “investment company” under the Investment Company Act of 1940, as amended.

(k)Sanctions and Anti-Corruption Laws. (i) The Company has implemented and maintains in effect policies and procedures designed to promote compliance by the Company, its Subsidiaries and their respective directors, officers and employees with Anti-Corruption Laws and applicable Sanctions.

ii.None of (a) the Company or any of its Subsidiaries or (b) to the knowledge of the Company, any of their respective directors, officers or employees that will act in any capacity in connection with or directly benefit from the use of proceeds of the Loans is a Sanctioned Person.
iii.No Borrowing or use of proceeds thereof will violate any Anti-Corruption Law or applicable Sanctions.
SECTION 4.02. Representations and Warranties of each Subsidiary Borrower. Each Subsidiary Borrower, severally and not jointly, represents and warrants (x) in the case of the Irish Subsidiary Borrower, as of the Closing Date, and (y) in the case of each Subsidiary Borrower, as of each date required by Section 3.03, as follows:
(a)Organization; Powers. Such Subsidiary Borrower is duly organized, validly existing and, if such qualification exists in the applicable jurisdiction, in good standing under the laws of the jurisdiction of its organization. Such Subsidiary Borrower has all requisite power and authority, corporate or otherwise, to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under, this Agreement.
(b)Authorization; Absence of Conflicts. The execution, delivery and performance by such Subsidiary Borrower of this Agreement have been duly authorized by all necessary corporate action and do not contravene (i) such Subsidiary Borrower’s organizational documents or (ii) except where such contravention would not reasonably be expected to have a Material Adverse Effect, any law or contractual restriction binding on such Subsidiary Borrower.

(c)Governmental Consents. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body in the jurisdiction of

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organization of such Subsidiary Borrower, or to such Subsidiary Borrower’s knowledge, in any other jurisdiction, is required for the due execution, delivery and performance by such Subsidiary Borrower of this Agreement other than routine requirements which, to such Subsidiary Borrower’s knowledge, have (to the extent that compliance is required on or prior to the date hereof) been complied with in all material respects.

(d)Enforceability. This Agreement is a legal, valid and binding obligation of such Subsidiary Borrower enforceable against such Subsidiary Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
ARTICLE V
COVENANTS OF THE COMPANY

SECTION 5.01. Affirmative Covenants. So long as any Loan shall remain unpaid or any Lender shall have any Commitment, the Company (i) from and after the Closing Date and prior to the Availability Date, solely with respect to the covenants set forth in Sections 5.01(a)(vi) and 5.01(b) and (ii) from and after the Availability Date, with respect to each covenant set forth in this Section 5.01, covenants and agrees with the Lenders that:
(a)Financial Statements and Other Information. The Company will furnish to the Administrative Agent, on behalf of the Lenders:
i.within 90 days after the end of each fiscal year of the Company, the Consolidated balance sheet of the Company and its Consolidated Subsidiaries as of the end of such fiscal year and the Consolidated statements of operations, comprehensive income, changes in equity and cash flows of the Company and its Consolidated Subsidiaries for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all audited by and accompanied by the opinion of PricewaterhouseCoopers LLP or other independent registered public accounting firm of recognized national standing to the effect that such Consolidated financial statements present fairly, in all material respects, the Consolidated financial position, results of operations and cash flows of the Company and its Consolidated Subsidiaries as of the end of and for such year, all in conformity with GAAP;
ii.within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Company, the Consolidated balance sheet of the Company and its Consolidated Subsidiaries as of the end of such fiscal quarter and the Consolidated statements of operations and comprehensive income of the Company and its Consolidated Subsidiaries for such fiscal quarter and the portion of the fiscal year then ended and the Consolidated statement of cash flows of the Company and its Consolidated Subsidiaries for the portion of the fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding period of periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by a Financial Officer of the Company as presenting fairly, in all material respects, the Consolidated financial position, results of operations and cash flows of the Company and its

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Consolidated Subsidiaries as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, all in conformity with GAAP (subject to normal year-end adjustments and the absence of footnotes);
iii.concurrently with each delivery of financial statements under Section 5.01(a)(i) or 5.01(a)(ii), a completed Compliance Certificate signed by a Financial Officer of the Company (A) certifying as to whether a Default or an Event of Default has occurred and, if a Default or an Event of Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto and (B) setting forth reasonably detailed calculations of the ratio set forth in Section 5.02(d);
iv.promptly after the sending or filing thereof, copies of all such regular, periodic and special reports and all registration statements (except those relating to employee benefit or stock option plans) that the Company or any of its Consolidated Subsidiaries that is an issuer of securities that are registered under Section 12 of the Exchange Act files with the SEC or with any national securities exchange and of all such proxy statements, financial statements and reports as the Company sends to its stockholders;
v.promptly after the furnishing thereof, copies of any statement or report furnished to any holder of debt securities of the Company pursuant to the terms of any indenture or to the lenders under the 2020 Term Credit Agreement pursuant to the terms thereof and not otherwise required to be furnished pursuant to any other clause of this Section 5.01(a);
vi.as promptly as possible and in any event within five Business Days after the occurrence of each Default or Event of Default that is continuing on the date of such statement, the statement of the chief financial officer of the Company setting forth details of such Default or Event of Default and the action that the Company proposes to take with respect thereto; and
vii.such other publicly available information respecting the condition or operations, financial or otherwise, of the Company or any of its Subsidiaries as any Lender may from time to time reasonably request.
Information required to be delivered pursuant to Section 5.01(a)(i), 5.01(a)(ii), 5.01(a)(iv) and 5.01(a)(v) shall be deemed to have been delivered on the date on which such information or one or more annual quarterly reports containing such information have been posted on the “investors relations” portion of the website of the Company as identified to the Administrative Agent from time to time or if made publicly available on the SEC EDGAR system or posted by the Administrative Agent on the Platform. Each Borrower hereby acknowledges that (i) the Administrative Agent and/or the Arrangers will make available to the Lenders materials and/or information provided by or on behalf of the Borrowers hereunder (collectively, the “Borrower Materials”) by posting the Borrower Materials on the Platform and (ii) certain of the Lenders (each, a “Public Lender”) may have personnel who are Public Side Lender Representatives. Each Borrower hereby agrees that (A) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC”, which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (B) by marking Borrower Materials “PUBLIC”, the Borrowers shall be deemed to have authorized the Administrative Agent, the Arrangers and the Lenders to treat such Borrower Materials

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as not containing any MNPI (provided, however, that to the extent such Borrower Materials constitute Information, treatment of such Borrower Materials shall be subject to Section 8.07 in all respects); (C) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information”; and (D) the Administrative Agent and the Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information”. Notwithstanding the foregoing, no Borrower shall be under any obligation to mark any Borrower Materials “PUBLIC”.
(b)Existence of the Company. The Company will do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence; provided that the foregoing shall not prohibit any merger or consolidation of the Company permitted under Section 5.02(b)(i).
(c)Use of Proceeds. The proceeds of Loans will be used for general corporate purposes of the Borrowers, and no part of the proceeds of any Loans hereunder will be used in a manner that would cause the Loans to be in violation of Regulation U of the Board of Governors.

SECTION 5.02. Negative Covenants. So long as any Loan shall remain unpaid or any Lender shall have any Commitment, the Company (i) from and after the Closing Date and prior to the Availability Date, solely with respect to the covenants set forth in Sections 5.02(b)(i) and 5.02(b)(ii) (in each case, solely with respect to any consolidation of the Company with or merger into any other Person) and (ii) from and after the Availability Date, with respect to each covenant set forth in this Section 5.02, covenants and agrees with the Lenders that:

(a)Liens. The Company will not itself, and will not permit any Wholly-Owned Domestic Manufacturing Subsidiary to, create, incur, issue or assume any loans, notes, bonds, debentures or other indebtedness for money borrowed (loans, notes, bonds, debentures or other indebtedness for money borrowed collectively called “Debt”) secured by any pledge of, or mortgage, lien, encumbrance or security interests on (such pledges, mortgages, liens, encumbrances and security interests collectively called “Liens”), any Principal Property owned by the Company or any Wholly-Owned Domestic Manufacturing Subsidiary, and will not itself, and will not permit any Subsidiary to, create, incur, issue or assume any Debt secured by any Lien on any equity interests in or Debt of any Wholly-Owned Domestic Manufacturing Subsidiary, without in any such case effectively providing that the Loans (together with, if the Company shall so determine, any other Debt of the Company then existing or thereafter created which is not subordinate in right of payment to indebtedness hereunder) shall be secured equally and ratably with (or prior to) such secured Debt, so long as such secured Debt shall be so secured, unless, after giving effect thereto, the aggregate principal amount of all such secured Debt then outstanding plus Attributable Debt of the Company and its Wholly-Owned Domestic Manufacturing Subsidiaries in respect of Sale and Leaseback Transactions involving Principal Properties entered into after the date hereof (other than such Sale and Leaseback Transactions as are permitted by clause (ii) or (iii) of Section 5.02(c)) would not exceed an amount equal to 10% of Consolidated Net Tangible Assets; provided that for purposes of this Section 5.02(a), any Debt so secured that is created, incurred, issued or assumed by the Company or any Wholly-Owned Domestic Manufacturing Subsidiary on or after the Closing Date and prior to the Availability Date shall be

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deemed to have been created, incurred, issued or assumed on the Availability Date; provided, further, that nothing contained in this Section 5.02(a) shall prevent, restrict or apply to, and there shall be excluded from secured Debt in any computation under this Section 5.02(a), Debt secured by:
i.Liens on any property or assets of the Company or any Subsidiary of the Company (including equity interests or Debt owned by the Company or any Subsidiary of the Company) existing as of the date hereof or set forth on Schedule 5.02(a) hereto;
ii.Liens on any property or assets of, or on any equity interests in or Debt of, any Person existing at the time such Person becomes a Wholly-Owned Domestic Manufacturing Subsidiary (other than in connection with the Otis Distribution as determined by the Company in good faith), or arising thereafter (A) otherwise than in connection with the borrowing of money arranged thereafter and (B) pursuant to contractual commitments entered into prior to and not in contemplation of such Person becoming a Wholly-Owned Domestic Manufacturing Subsidiary;
iii.Liens on any property or assets or equity interests or Debt existing at the time of acquisition thereof (including acquisition through merger or consolidation, but excluding any acquisition (whether through merger or consolidation or otherwise) in connection with the Otis Distribution as determined by the Company in good faith) or securing the payment of all or any part of the purchase price or construction cost thereof or securing any Debt incurred prior to, at the time of or within 120 days after the acquisition of such property or assets or equity interests or Debt or the completion of any such construction, whichever is later, for the purpose of financing all or any part of the purchase price or construction cost thereof (provided that such Liens are limited to such equity interests or Debt or such other property or assets, improvements thereon and the land upon which such property, assets and improvements are located and any other property or assets not then constituting a Principal Property);
iv.Liens on any property or assets to secure all or any part of the cost of development, operation, construction, alteration, repair or improvement of all or any part of such property or assets, or to secure Debt incurred prior to, at the time of or within 120 days after the completion of such development, operation, construction, alteration, repair or improvement, whichever is later, for the purpose of financing all or any part of such cost (provided that such Liens are limited to such property or assets, improvements thereon and the land upon which such property, assets and improvements are located and any other property or assets not then constituting a Principal Property);
v.Liens which secure Debt owing by a Subsidiary of the Company to the Company or to a Wholly-Owned Domestic Manufacturing Subsidiary;
vi.Liens arising from the assignment of moneys due and to become due under contracts between the Company or any Subsidiary of the Company and the United States, any State, Commonwealth, Territory or possession thereof or any agency, department, instrumentality or political subdivision of any thereof or Liens in favor of the United States, any State, Commonwealth, Territory or possession thereof or any agency, department, instrumentality or

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political subdivision of any thereof, pursuant to the provisions of any contract not directly or indirectly in connection with securing Debt;
vii.(A) any materialmen’s, carriers’, mechanics’, workmen’s, repairmen’s or other like Liens arising in the ordinary course of business in respect of obligations which are not overdue or which are being contested in good faith by appropriate proceedings; (B) any deposit or pledge as security for the performance of any bid, tender, contract, lease or undertaking not directly or indirectly in connection with the securing of Debt; (C) any deposit or pledge with any governmental agency required or permitted to qualify the Company or any Subsidiary of the Company to conduct business, to maintain selfinsurance or to obtain the benefits of any law pertaining to workmen’s compensation, unemployment insurance, old age pensions, social security or similar matters, or to obtain any stay or discharge in any legal or administrative proceedings; (D) deposits or pledges to obtain the release of mechanics’, workmen’s, repairmen’s, materialmen’s or warehousemen’s Liens or the release of property in the possession of a common carrier; (E) any security interest created in connection with the sale, discount or guarantee of notes, chattel mortgages, leases, accounts receivable, trade acceptances or other paper, or contingent repurchase obligations, arising out of sales of merchandise in the ordinary course of business; (F) Liens for Taxes levied or imposed upon the Company or any WhollyOwned Domestic Manufacturing Subsidiary or upon the income, profits or property of the Company or any WhollyOwned Domestic Manufacturing Subsidiary or Liens on any Principal Property of the Company or any WhollyOwned Domestic Manufacturing Subsidiary arising from claims from labor, materials or supplies; provided that either such Tax is not overdue or that the amount, applicability or validity of such Tax or claim is being contested in good faith by appropriate proceedings; or (G) other deposits or pledges similar to those referred to in this clause (vii);
viii.Liens arising by reason of any judgment, decree or order of any court, so long as any appropriate legal proceedings that may have been initiated for the review of such judgment, decree or order shall not have been finally terminated or so long as the period within which such proceedings may be initiated shall not have expired; any deposit or pledge with any surety company or clerk of any court, or in escrow, as collateral in connection with, or in lieu of, any bond on appeal from any judgment or decree against the Company or any Subsidiary of the Company, or in connection with other proceedings or actions at law or in equity by or against the Company or any Subsidiary of the Company; and
ix.any extension, renewal, substitution or replacement (or successive extensions, renewals, substitutions or replacements), as a whole or in part, of any of the Liens referred to in clauses (i) through (viii) above or the Debt secured thereby; provided that (A) such extension, renewal, substitution or replacement Lien shall be limited to all or any part of the same property or assets or equity interests or Debt that secured the Lien extended, renewed, substituted or replaced (plus improvements on such property and plus any other property or assets not then constituting a Principal Property) and (B) in the case of clauses (i) through (iv) above, the Debt secured by such Lien at such time is not increased.

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For the purposes of this Section 5.02(a) and Section 5.02(c), the giving of a guarantee which is secured by a Lien on a Principal Property, and the creation of a Lien on a Principal Property or equity interests or Debt to secure Debt which existed prior to the creation of such Lien, shall be deemed to involve the creation of Debt in an amount equal to the principal amount guaranteed or secured by such Lien; but the amount of Debt secured by Liens on Principal Properties and equity interests and Debt shall be computed without cumulating the underlying indebtedness with any guarantee thereof or Lien securing the same.
(b)Fundamental Changes. (i) The Company will not consolidate with or merge into any other Person or convey, transfer or lease, or permit its Subsidiaries to convey, transfer or lease, to any Person all or substantially all of the properties and assets of the Company and its Subsidiaries, taken as a whole, unless: (A) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, such properties and assets shall be a Person (other than a natural person) organized and existing under the laws of the United States, any State thereof or the District of Columbia and shall expressly assume, by writing approved by the Administrative Agent, which approval shall not be unreasonably withheld, delayed or conditioned, the Company’s obligation for the due and punctual payment of the principal of and interest on all Loans and the performance of every covenant of this Agreement on the part of the Company to be performed; and (B) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing. This Section 5.02(b)(i) shall only apply to a merger or consolidation in which the Company is not the surviving Person and to conveyances, leases and transfers by the Company and its Subsidiaries as transferors or lessors.
ii.Upon any consolidation by the Company with or merger by the Company into any other Person or any conveyance, transfer or lease of all or substantially all of the properties and assets of the Company and its Subsidiaries, taken as a whole, in accordance with Section 5.02(b)(i), the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Agreement with the same effect as if such successor Person had been named as the Company herein, and in the event of any such conveyance or transfer, the Company (which term shall for this purpose mean the Person named as the “Company” in the definition of such term or any successor Person which shall theretofore become such in the manner described in Section 5.02(b)(i)), except in the case of a lease, shall be discharged of all obligations and covenants under this Agreement and may be dissolved and liquidated.
iii.If, upon any such consolidation of the Company with or merger of the Company into any other Person, or upon any conveyance, lease or transfer of all or substantially all of the properties and assets of the Company and its Subsidiaries, taken as a whole, to any other Person, any Principal Property of the Company or of any Wholly-Owned Domestic Manufacturing Subsidiary (or any equity interests in or Debt of any Wholly-Owned Domestic Manufacturing Subsidiary) would thereupon become subject to any Lien, then unless such Lien could be created pursuant to Section 5.02(a) without equally and ratably securing the Loans, the Company, prior to or simultaneously with such consolidation, merger, conveyance, lease or transfer, will as to such Principal Property, equity interests or Debt, secure the Loans

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outstanding hereunder (together with, if the Company shall so determine, any other Debt of the Company now existing or hereafter created which is not subordinate in right of payment to indebtedness hereunder) equally and ratably with (or prior to) the Debt which upon such consolidation, merger, conveyance, lease or transfer is to become secured as to such Principal Property, equity interests or Debt by such Lien, or will cause such Loans to be so secured
c.Sale and Leaseback Transactions. The Company will not itself, and will not permit any WhollyOwned Domestic Manufacturing Subsidiary to, enter into any arrangement on or after the Availability Date with any bank, insurance company or other lender or investor (other than the Company or another WhollyOwned Domestic Manufacturing Subsidiary) providing for the leasing by the Company or any such WhollyOwned Domestic Manufacturing Subsidiary of any Principal Property (except a lease for a temporary period not to exceed three years by the end of which it is intended that the use of such Principal Property by the lessee will be discontinued) that was or is owned by the Company or a WhollyOwned Domestic Manufacturing Subsidiary and that has been or is to be sold or transferred, more than 120 days after the completion of construction and commencement of full operation thereof by the Company or such WhollyOwned Domestic Manufacturing Subsidiary, to such bank, insurance company, lender or investor or to any Person to whom funds have been or are to be advanced by such bank, insurance company, lender or investor on the security of such Principal Property (herein referred to as a “Sale and Leaseback Transaction”) unless the Attributable Debt of the Company and its WhollyOwned Domestic Manufacturing Subsidiaries in respect of such Sale and Leaseback Transaction and all other Sale and Leaseback Transactions entered into or, as set forth below, deemed entered into on or after the Availability Date (other than such Sale and Leaseback Transactions permitted by clause (ii) or (iii) below), plus the aggregate principal amount of Debt secured by Liens on Principal Properties and Liens on any equity interests in or Debt of any Wholly Owned Domestic Manufacturing Subsidiary then outstanding (excluding any such Debt secured by Liens covered in clauses (i) through (ix) of Section 5.02(a)) without equally and ratably securing the Loans would not exceed 10% of Consolidated Net Tangible Assets, (ii) the Company, within 120 days after the sale or transfer, applies, or causes a WhollyOwned Domestic Manufacturing Subsidiary to apply, an amount equal to the greater of the net proceeds of such sale or transfer or fair market value of the Principal Property so sold and leased back at the time of entering into such Sale and Leaseback Transaction (in either case as determined by any two of the following: the Chairman, Chief Executive Officer, Chief Financial Officer, the President, any Vice President, the Treasurer and the Controller of the Company) to the prepayment (subject to the conditions of Section 2.10) of the Loans hereunder or the retirement of other indebtedness of the Company (other than indebtedness subordinated in right of payment to indebtedness hereunder), or indebtedness of a WhollyOwned Domestic Manufacturing Subsidiary, for money borrowed, having a stated maturity more than 12 months from the date of such application or which is extendible at the option of the obligor thereon to a date more than 12 months from the date of such application or (iii) such Sale and Leaseback Transaction shall be set forth on Schedule 5.02(c) hereto; provided that for purposes of this Section 5.02(c), any Sale and Leaseback Transaction entered into on or after the Closing Date and prior to the Availability Date (other than any such Sale and Leaseback Transaction set forth on Schedule 5.02(c)) shall be deemed to have been entered into on the Availability Date. Notwithstanding the foregoing, (x) no prepayment or retirement referred to in clause (ii) above may be effected by payment at maturity or pursuant to any mandatory sinking fund payment or any mandatory prepayment provision and (y) where the Company or any WhollyOwned

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Domestic Manufacturing Subsidiary is the lessee in any Sale and Leaseback Transaction, Attributable Debt shall not include any Debt resulting from the guarantee by the Company or any other WhollyOwned Domestic Manufacturing Subsidiary of the lessee’s obligation thereunder.
d.Consolidated Leverage Ratio. The Company will not permit, as of the last day of any Test Period, commencing with the Test Period ending with the first full fiscal quarter ending after the Availability Date, the Consolidated Leverage Ratio to exceed (a) for any Test Period ending on or prior to September 30, 2021, 3.75 to 1.00 and (b) for any Test Period ending thereafter, 3.50 to 1.00; provided that upon the consummation of a Qualifying Material Acquisition with respect to the Test Period ending with the fiscal quarter in which such Qualifying Material Acquisition is consummated and the Test Periods ending with the three subsequent consecutive fiscal quarters, the maximum permitted Consolidated Leverage Ratio shall, at the election of the Company by notice to the Administrative Agent delivered within 30 days of the consummation thereof, be increased to 4.00 to 1.00.
ARTICLE VI
EVENTS OF DEFAULT

SECTION 6.01. Events of Default. Each of the following shall constitute an event of default (collectively, the “Events of Default”); provided that (x) the events set forth in clauses (e), (f), (g), (h)(ii), (i) and (j) of this Section 6.01 shall constitute an Event of Default only from and after the Availability Date and (y) the events set forth in clause (h)(i) of this Section 6.01 shall cease to constitute an Event of Default from and after the Availability Date:
(a)the Company shall fail to pay (i) any principal of any Loan when the same becomes due and payable, (ii) any interest on any Loan or any properly invoiced Commitment Fees when the same becomes due and payable, and such failure shall continue for a period of five Business Days, (iii) any amount due under the Company Guarantee in respect of any Loan owing by a Subsidiary Borrower when due pursuant to Section 9.01, or (iv) any other amount owing by the Company when the same becomes due and payable, and such failure shall continue for a period of 15 Business Days after receipt by the Company of written notice from the Administrative Agent of such amount being due, together with a statement in reasonable detail of the calculation thereof;
(b)any representation or warranty made (or deemed made pursuant to Article III hereof) by the Company herein or in any Borrowing Request or other document delivered by the Company pursuant to Article III shall prove to have been incorrect in any material respect when made or deemed made;

(c)the Company shall fail to perform or observe any term, covenant or agreement set forth in Section 5.01(a)(vi), 5.01(b) or 5.01(c) on its part to be performed or observed;

(d)the Company shall fail to perform or observe any term, covenant or agreement contained in this Agreement (other than those specified in clause (a) or (c) of this Section 6.01 and, for the avoidance of doubt, excluding those to be performed or observed by any Subsidiary Borrower) on

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its part to be performed or observed if such failure shall remain unremedied for 30 days after written notice thereof shall have been given to the Company and the Administrative Agent by any Lender;

(e)the Company or any WhollyOwned Domestic Manufacturing Subsidiary (i) shall admit in writing its inability to pay its debts generally, (ii) shall make a general assignment for the benefit of creditors or shall institute any proceeding or voluntary case seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, Irish law examinership or reorganization or relief or protection of debtors, or seeking the entry of any order for relief or the appointment of a receiver, trustee, Irish law examiner or other similar official for it or for any substantial part of its property or (iii) shall take any corporate action to authorize any of the actions set forth above in this clause (e);

(f)any proceeding shall be instituted against the Company or any WhollyOwned Domestic Manufacturing Subsidiary seeking to adjudicate it bankrupt or insolvent or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, Irish law examinership or reorganization or relief or protection of debtors, or seeking the entry of any order for relief or the appointment of a receiver, trustee, custodian, Irish law examiner or other similar official for it or for any substantial part of its property, and such proceeding shall remain undismissed or unstayed for a period of 60 days;

(g)an ERISA Event or ERISA Events shall occur that results or would reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect;

(h)(i) prior to the Availability Date, the Company shall cease to be a Subsidiary of UTC, except as part of the Otis Distribution with respect to which the Otis Distribution Condition shall have been satisfied or (ii) from and after the Availability Date, any Change in Control shall occur;

(i)any Material Debt of the Company or any of its Subsidiaries shall be declared to be due and payable prior to the stated maturity thereof or shall not be paid at the stated maturity thereof; or

(j)the Company Guarantee shall cease to be, or shall be asserted in writing by the Company not to be, in full force and effect with respect to any Subsidiary Borrower, except as a result of the release thereof as provided in Section 9.03.

SECTION 6.02. Lenders’ Rights upon an Event of Default. (a) If an Event of Default (other than an Event of Default set forth in Section 6.01(j)) occurs and is continuing, then, and in any such event, the Administrative Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Company, declare the obligation of each Lender to make Loans to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Required Lenders, by notice to the Company, declare the Loans, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Loans, all such interest and all such amounts shall become and be forthwith due and payable, without

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presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Borrower; provided, however, that in the case of an Event of Default set forth in Section 6.01(e) or 6.01(f) (in each case, with respect to the Company) constituting an entry of an order for relief under the United States federal bankruptcy laws, (A) the obligation of each Lender to make Loans shall automatically terminate and (B) the Loans, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by each Borrower.

(b)If an Event of Default set forth in Section 6.01(j) occurs and is continuing with respect to the Loans owing by any Subsidiary Borrower, then, and in any such event, (i) the Administrative Agent shall at the request, or may with the consent, of the Required Lenders, by notice to the Company, declare the obligation of each Lender to make Loans to such Subsidiary Borrower to be terminated, whereupon the same shall forthwith terminate, (ii) if such Event of Default does not arise as a result of the Company’s repudiation of the Company Guarantee with respect to the obligations of such Subsidiary Borrower in writing, the Administrative Agent shall at the request, or may with the consent, of the Required Lenders, by notice to the Company, declare the Loans owing by such Subsidiary Borrower, all interest thereon and all other amounts payable by such Subsidiary Borrower under this Agreement to be forthwith due and payable, whereupon the Loans owing by such Subsidiary Borrower, all such interest thereon and all such amounts payable by such Subsidiary Borrower shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by such Subsidiary Borrower, and (iii) if such Event of Default arises as a result of the Company’s repudiation of the Company Guarantee with respect to the obligations of such Subsidiary Borrower in writing, the Administrative Agent shall at the request, or may with the consent, of the Required Lenders, by notice to the Company, declare any or all of the Loans of any or all Borrowers, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon such Loans, all other such interest and all other such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Borrower.

ARTICLE VII

THE AGENTS

SECTION 7.01. Authorization and Action. Each Lender hereby appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof and the other Loan Documents, together with such actions and powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement, the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in Section 8.01), and such instructions shall be binding upon all Lenders; provided, however, that the

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Administrative Agent shall not be required to take any action that, in its opinion, could expose the Administrative Agent to liability or be contrary to this Agreement or applicable law.
SECTION 7.02. Agents’ Reliance, Etc.(a) No Agent or any of its Related Parties shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct, as determined by a court of competent jurisdiction in a final and nonappealable judgment. Without limitation of the generality of the foregoing, the Administrative Agent: (i) may treat the Lender to whom any Loan is owing as reflected in its records as the Person to whom all payments with respect to that Loan are to be made until the Administrative Agent receives and records an Assignment and Assumption (or an agreement incorporating by reference a form of Assignment and Assumption posted on the Platform) entered into by such Lender, as assignor, and an Eligible Assignee, as assignee; (ii) may consult with legal counsel (including counsel for the Borrowers), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for, or have any duty to ascertain or inquire into, any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document, or the contents of any certificate, report or other document delivered thereunder or in connection therewith; (iv) makes no warranty or representation to any Lender and shall not be responsible to any Lender for, or have any duty to ascertain or inquire into, the performance or observance of any of the terms, covenants or conditions of this Agreement or any other Loan Document on the part of the Company or any Subsidiary Borrower or to inspect the property (including the books and records) of the Company or any Subsidiary Borrower; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency, effectiveness or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto; (vi) shall not be responsible to any Lender for the satisfaction of any condition set forth in Article III or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Administrative Agent; and (vii) shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon any notice, consent, request, certificate or other instrument or writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and signed, sent or otherwise authenticated by the proper Person (whether or not such Person in fact meets the requirements set forth in this Agreement for being the signatory, sender or authenticator thereof). The Administrative Agent also shall be entitled to rely, and shall not incur any liability for relying, upon any statement made to it orally or by telephone (other than statements required to be in writing pursuant to the terms of this Agreement) and believed by it to be made by the proper Person (whether or not such Person in fact meets the requirements set forth in this Agreement for being the maker thereof), and may act upon any such statement prior to receipt of written confirmation thereof.
(b)The Administrative Agent shall not have any duties or obligations except those expressly set forth herein, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent:

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i.shall not be subject to any fiduciary or other implied duties, regardless of whether a Default, an Event of Default or a Subsidiary Borrower Termination Event has occurred and is continuing (and it is understood and agreed that the use of the term “agent” herein (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties);
ii.shall not, except as expressly set forth herein, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity; and
iii.shall be deemed not to have knowledge of any Default, Event of Default or Subsidiary Borrower Termination Event (or any event that, with the giving of notice or the passage of time or both, would constitute a Subsidiary Borrower Termination Event) unless and until written notice describing such Default, Event of Default, Subsidiary Borrower Termination Event or other event (stating that it is a “Notice of Default” or “Notice of a Subsidiary Borrower Termination Event”) is given to the Administrative Agent by the Company, a Subsidiary Borrower or a Lender.
SECTION 7.03. Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of their duties and exercise their rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facility provided for herein as well as activities as Administrative Agent.
SECTION 7.04 Agents and Affiliates. With respect to its Commitment and the Loans made by it, each Person acting as an Agent, and its Affiliates, shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not an Agent, as the case may be, and it and its Affiliates may accept deposits from, lend money to, own securities of, act as trustee under indentures of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with, any Borrower, any of its Subsidiaries or other Affiliates and any Person who may do business with or own securities of any Borrower or any such Subsidiary or Affiliate, all as if such Person were not an Agent hereunder and without any duty to account therefor to the Lenders.
SECTION 7.05. Lender Credit Decision. (a) Each Lender acknowledges that it has, independently and without reliance upon any Agent, any Arranger or any other Lender, or any of the Related Parties of any of the foregoing, and based on the financial information referred to in Section 4.01(e)(i) and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and any other Loan Document to which such Lender is a party. Each Lender also acknowledges that it will, independently and without reliance upon any

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Agent, any Arranger or any other Lender, or any of the Related Parties of any of the foregoing, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.
(b)Each Lender, by becoming a party to this Agreement and any other Loan Document to which such Lender is a party, shall be deemed to have acknowledged receipt of, and consented to and approved, this Agreement and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on or prior to the Closing Date. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender sufficiently in advance to the making of such Loan.
SECTION 7.06. [Reserved.]
SECTION 7.07. Successor Administrative Agent. The Administrative Agent may resign at any time from its capacity as such by giving written notice thereof to the Lenders and the Company. Upon any such resignation, the Required Lenders shall have the right, in consultation with and, unless an Event of Default has occurred and is continuing, with the consent of the Company, to appoint a successor Administrative Agent, which shall be a commercial bank organized under the laws of the United States or any State thereof, having a combined capital and surplus of at least US$500,000,000 and a local office in New York. If no successor Administrative Agent shall have been so appointed, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent’s giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth in the immediately preceding sentence; provided that if the Administrative Agent shall notify the Company and the Lenders that no qualifying Person has accepted such appointment, or no successor has been appointed, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and (b) the Required Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent; provided that all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time as the Required Lenders, in consultation with and, unless an Event of Default has occurred and is continuing, with the consent of the Company, appoint a successor Administrative Agent as provided for above. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged (if not already discharged as set forth above) from its duties and obligations under this Agreement. Following the effectiveness of any retiring Administrative Agent’s resignation hereunder from its capacity as such, the provisions of this Article VII and Section 8.04 shall inure to its benefit and for the benefit of its sub-agents and its and their Related Parties as to any actions taken or omitted to be taken by any of them while it was Administrative Agent under this Agreement.

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SECTION 7.08. Arrangers, Syndication Agents and Documentation Agents. None of the Arrangers, the Syndication Agents or the Documentation Agents shall have any obligation, liability, responsibility or duty under this Agreement except, solely in its capacity as a Lender, those applicable to all Lenders as such. Without limiting the foregoing, none of the Arrangers, the Syndication Agents or the Documentation Agents shall have, or be deemed to have, any fiduciary responsibility to any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Arrangers, the Syndication Agents or the Documentation Agents in deciding to enter this Agreement or in taking or refraining from any action hereunder.

SECTION 7.09. Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding with respect to any Borrower under any Debtor Relief Law now or hereafter in effect, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on any Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim under Sections 2.05, 2.11, 2.12, 2.14 and 8.04) allowed in such judicial proceeding; and
(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;
and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due to it, in its capacity as the Administrative Agent, hereunder (including under Section 8.04).Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the obligations or the rights of any Lender, or to vote in respect of the claim of any Lender in any such proceeding.
SECTION 7.10. Certain ERISA Matters. Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agents and the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Borrower, that at least one of the following is and will be true:
i.such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Agreement;

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ii.the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement;
iii.(A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement; or
iv.such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b)In addition, unless either (1) clause (i) in the immediately preceding paragraph (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with clause (iv) in the immediately preceding paragraph (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agents, the Arrangers and their respective Affiliates and not, for the avoidance of doubt, to or for the benefit of any Borrower, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement or any documents related hereto or thereto).

ARTICLE VIII

MISCELLANEOUS

SECTION 8.01. Amendments, Etc. (a) Except as provided in Sections 8.01(b) and 8.01(c), no amendment or waiver of any provision of this Agreement or any other Loan Document, nor consent to any departure by any Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders and the Company, and then such waiver or

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consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however that (i) any provision of this Agreement or any other Loan Document may be amended by an agreement in writing entered into by the Company and the Administrative Agent to cure any ambiguity, omission, defect or inconsistency so long as, in each case, the Lenders shall have received at least five Business Days’ prior written notice thereof and the Administrative Agent shall not have received, within five Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendment ~~and~~, (ii) no amendment, waiver or consent shall do any of the following: (A) increase the Commitment of any Lender or extend the scheduled date of expiration of the Commitment of any Lender (including any such extension as a result of any modification to the definition of the term “Commitment Termination Date” or “Scheduled Maturity Date” or to Section 2.06(c)), or change the currencies in which Loans are available under the Commitment of any Lender, in each case, without the written consent of such Lender, (B) reduce the principal of, or interest on, the Loans or the Commitment Fees payable hereunder, without the written consent of each Lender affected thereby, (C) postpone any date fixed for any payment of principal of, or interest on, the Loans or the Commitment Fees payable hereunder, or reduce the amount of, waive or excuse any such payment (in each case, including any such postponement, reduction, waiver or excuse as a result of any modification to the term “Commitment Termination Date” or “Scheduled Maturity Date”), without the written consent of each Lender affected thereby, (D) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans, or the number of Lenders, which shall be required for the Lenders or any of them to take any action hereunder, without the written consent of each Lender, (E) change Section 2.15 in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender affected thereby, (F) release the Company Guarantee with respect to any Subsidiary Borrower, except as expressly provided by Section 9.03, without the written consent of each Lender, (G) amend this Section 8.01, without the written consent of each Lender or (H) waive or amend Section 3.02(c), without the written consent of each Lender, and (iii) any amendment, waiver or consent under this Agreement or any other Loan Document that by its terms affects the rights and duties under this Agreement or such other Loan Document of Lenders of one Class (but not the Lenders of the other Class) may be effected by an agreement or agreements in writing entered into by the Company, the Administrative Agent and such percentage in interest of the affected Class as would be required to consent thereto if such Class were the sole Class of Lenders hereunder at the time; provided further, that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement.
(b) Notwithstanding anything to the contrary in Section 8.01(a):
(i)any amendment of the definition of the term “Applicable Rate” pursuant to the penultimate sentence of such definition shall require only the written consent of the Company and the Administrative Agent;
(ii)no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent under this Agreement or any other Loan Document (and any amendment, waiver or consent which by its terms requires the consent of all Lenders may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except with

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respect to any amendment, waiver or consent referred to in clause (ii)(A), (ii)(B) or (ii)(C) of the first proviso of Section 8.01(a) and then only in the event such Defaulting Lender shall be affected by such amendment, waiver or consent;

(iii)notwithstanding anything herein to the contrary, any amendment, waiver or consent under this Agreement or any other Loan Document that by its terms affects the rights or duties under this Agreement or such other Loan Document of Lenders under one or more New Tranches (each, an “Affected Tranche”) (but not other Lenders) may be effected by an agreement or agreements in writing entered into by the Company, any applicable Subsidiary Borrower or New Subsidiary Borrower, the Administrative Agent and the requisite number or percentage in interest of Lenders of each Affected Tranche that would be required to consent thereto if the Lenders under such Affected Tranche were the only Lenders hereunder (and no consent of any other Lender shall be required for the effectiveness of such amendment); and

(iv)this Agreement may be amended as provided in Sections 2.06(a), 2.17(b), 2.19(a), 2.19(c), 8.01(c) and 8.18.

(c)The Company may on one or more occasions, by written notice to the Administrative Agent at any time and from time to time on and after the Availability Date, request that Lenders convert (each, a “Tranche Conversion”) all or a portion of their Commitments into a new tranche of Commitments (any such new tranche being referred to as a “New Tranche”, and the existing Commitments being referred to as the “Converted Tranche”), which (i) shall be available to the Borrowers in one or more currencies that were previously designated by the Company as an “Alternative Currency” but that shall have failed to be approved as such as required by the definition of the term Alternative Currencies (it being understood that Commitments under such New Tranche may also be available to the Borrowers in US Dollars and/or any Alternative Currency) and/or (ii) shall be available to any Subsidiary that shall have been previously designated by the Company as a “Subsidiary Borrower” but that shall have failed to become such as a result of the delivery of a Notice of Objection by any Lender (any such Subsidiary, a “New Subsidiary Borrower”) (it being understood that Commitments under such New Tranche may also be available to one or more of the other Borrowers); provided that (A) all Lenders must be given an opportunity, pursuant to procedures reasonably satisfactory to the Administrative Agent, to participate in such New Tranche on a ratable basis based on the amount of their respective Commitments under the Converted Tranche (immediately prior to giving effect to such Tranche Conversion), (B) no Lender shall be required to participate in such New Tranche and, with respect to any Lender that shall have agreed to participate in such New Tranche, the amount of such Lender’s Commitment under the Converted Tranche that is to be converted into a Commitment under such New Tranche shall be as agreed by such Lender, (C) the aggregate amount of the Commitments shall not increase as a result of such Tranche Conversion, (D) after giving effect to such Tranche Conversion, the aggregate amount of the Revolving Credit Exposure under the Converted Tranche shall not exceed the aggregate amount of the remaining Commitments under the Converted Tranche, (E) other than the availability of Loans under such New Tranche in any applicable new currencies (including, for the avoidance of doubt, any new pricing benchmarks applicable to such new currencies) or any applicable New Subsidiary Borrower (and, if so requested by the Company in the applicable notice, one or more other Borrowers), the terms and conditions of Commitments and Loans under such New Tranche shall be substantially identical to

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those under such Converted Tranche (including as to the Commitment Fees and the Applicable Rate), (F) the borrowing and repayment of Loans denominated in the same currency under such New Tranche and such Converted Tranche by any Borrower (other than the applicable New Subsidiary Borrower and any other Borrower that was not a Borrower under the Converted Tranche at the time of the applicable Tranche Conversion) shall be made on a ratable basis as between the Commitments under such New Tranche and the remaining Commitments under such Converted Tranche and (G) no Commitment under such New Tranche may be terminated or reduced unless the remaining Commitments under such Converted Tranche are terminated or reduced on a ratable basis, as the case may be, substantially concurrently therewith. Each New Tranche shall be established pursuant to an amendment to this Agreement, in form and substance reasonably satisfactory to the Administrative Agent and the Company, among the Company, any applicable New Subsidiary Borrower (and any other Subsidiary Borrower that are to be borrowers under such New Tranche), the Administrative Agent and the Lenders under such New Tranche (and, notwithstanding anything to the contrary in Section 8.01(a), no consent of any other Lender shall be required for the effectiveness of such amendment), it being understood and agreed that such amendment may effect such amendments to this Agreement as may be necessary or appropriate, in the opinion of the Administrative Agent and the Company, to give effect to the provisions of this Section 8.01(c), including (x) any modifications necessary or appropriate to treat Commitments and Loans under such New Tranche as a new class of Commitments and Loans, (y) any modifications that shall have been agreed by the Lenders under such New Tranche (solely in respect of such New Tranche) to the Tax gross up provisions of this Agreement (including the possible inclusion of a “day one” carve out from the gross up for withholding Taxes imposed by the jurisdiction of organization (or other applicable jurisdiction) of any applicable New Subsidiary Borrower) and (z) any modifications necessary or appropriate to incorporate any applicable new currencies (including any new pricing benchmarks applicable to such new currencies). Upon the effectiveness of such amendment in accordance with its terms, any applicable New Subsidiary Borrower shall for all purposes of this Agreement be a party hereto and a Subsidiary Borrower hereunder in respect of the applicable New Tranche.
(d)The Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, waivers or other modifications on behalf of such Lender. Any amendment, waiver or other modification effected in accordance with this Section 8.01 shall be binding upon each Person that is at the time thereof a Lender and each Person that subsequently becomes a Lender.

SECTION 8.01A. Certain Agreement. The parties hereto agree that, in addition to any consents required with respect to such amendment, waiver or consent pursuant to Section 8.01, no amendment, waiver or consent shall affect the rights in respect of payments due to Lenders of any Class differently than those due to Lenders of the other Class without the prior written consent thereto of Lenders representing a Majority in Interest of the differently affected Class.

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SECTION 8.02. Notices, Etc. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to Section 8.02(b)), all notices and other communications provided for hereunder shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax or email, as follows:
(i)if to the Company, to it at Otis Worldwide Corporation, One Carrier Place, Farmington, Connecticut 06032, Attention: Imelda Suit, Vice President and Treasurer, Email Address: Imelda.suit@otis.com;
(ii)if to any Subsidiary Borrower, to it in care of Otis as provided in clause (i) above;
(iii)if to any Lender, to it at its address (or fax number or email) set forth in its Administrative Questionnaire; and
(iv)if to the Administrative Agent, to JPMorgan Chase Bank, N.A., Loan and Agency Services Group, 500 Stanton Christiana Road, Ops 2, 3rd Floor, Newark, Delaware 19713, Attention of: Nicole Reilly, Fax No.: (302) 634-4250, Email Address: nicole.c.reilly@jpmorgan.com, with a copy to JPMorgan Chase Bank, N.A., ~~383 Madison Avenue, New York, New York 10179~~8181 Communications Pkwy, Plano, TX 75024, Attention of: ~~Robert P. Kellas, Fax No. (212) 270-5100~~Jonathan R. Bennett, Email Address: ~~robert.kellas~~jonathan.r.bennett@jpmorgan.com.
Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by fax shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient); and notices delivered through electronic communications to the extent provided in Section 8.02(b) shall be effective as provided in such Section. Any party hereto may change its address, telephone number, email address or fax number for notices and other communications hereunder by notice to the other parties hereto (or, in the case of any such change by a Lender, by notice to the Company and the Administrative Agent).
(b) Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications (including email, intranet websites and the Platform) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices under Article II to any Lender if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. Any notices or other communications to the Administrative Agent, the Company or any Subsidiary Borrower may be delivered or furnished by electronic communications pursuant to procedures expressly approved by the recipient thereof (or, in the case of any Subsidiary Borrower, by the Company) prior thereto; provided that approval of such procedures may be limited or rescinded by the Administrative Agent by notice to each other such Person and by the Company and any Subsidiary Borrower by notice to the Administrative Agent. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an email address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return email or other written acknowledgement); provided

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that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to the Platform shall be deemed received upon the receipt by the intended recipient at its email address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.
(c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrowers, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of any Borrower’s or the Administrative Agent’s transmission of the Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Borrowers, any Lender or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages). Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable law, including United States Federal and state securities laws, to make reference to the Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain MNPI. Each Lender agrees that any Agent or any Arranger may, but shall not be obligated to, store any Borrower Materials on the Platform in accordance with its customary document retention procedures and policies.

SECTION 8.03. No Waiver; Remedies. No failure on the part of any Lender or the Administrative Agent to exercise, and no delay in exercising, any right hereunder or any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
SECTION 8.04. Expenses; Indemnity; Damage Waiver. (a) The Company shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Arrangers, the Syndication Agents, the Documentation Agents and their respective Affiliates, including the reasonable fees, charges and disbursements of one firm of outside counsel for the foregoing in the

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United States and one firm of outside counsel for the foregoing in Ireland (and, if deemed reasonably necessary by such Persons, one firm of regulatory counsel and/or one firm of local counsel in each other appropriate jurisdiction of a Subsidiary Borrower), in connection with the arrangement and syndication of the credit facility provided for herein, including the preparation, execution and delivery of the commitment letter and the fee letters entered into in connection with the credit facility provided for herein, as well as the preparation, execution, delivery and administration of this Agreement, any other Loan Documents or any amendments, modifications or waivers (to the extent such amendments, modifications or waivers are contemplated by Section 2.17(b) or requested by the Company) of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses of the Administrative Agent in connection with the administration (other than routine administrative procedures and excluding costs and expenses relating to assignments and participations of Lenders) of this Agreement and any other Loan Document and (iii) all reasonable out-of-pocket expenses incurred by the Administrative Agent, any Arranger or any Lender, including the fees, charges and disbursements of any counsel for any of the foregoing, in connection with the enforcement or protection of its rights in connection with this Agreement and any other Loan Document, including its rights under this Section 8.04, or in connection with the Loans made hereunder, including all such reasonable out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.
(b)The Company shall indemnify the Administrative Agent, the Arrangers, each Lender and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”), against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and expenses reasonably related thereto, including reasonable fees, charges and disbursements of one firm of outside counsel for Indemnitees (and, if deemed reasonably necessary by the Administrative Agent, one firm of regulatory counsel and/or one firm of local counsel in each appropriate jurisdiction, and, in the case of an actual or perceived conflict of interest for any Indemnitee, one firm of counsel (and, if deemed reasonably necessary by such Indemnitee, one firm of regulatory and/or one firm of local counsel in each appropriate jurisdiction) for such Indemnitee), incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the preparation, execution, delivery and (in the case of the Administrative Agent and its Related Parties only) administration of this Agreement, any other Loan Document or any other agreement or instrument contemplated hereby or thereby or the consummation of the Transactions or any other transactions contemplated hereby or thereby or (ii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, and regardless of whether any Indemnitee is a party thereto (and regardless of whether such matter is initiated by any Borrower or any other Person); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (A) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or a material breach, including any such breach in bad faith, of the agreements by such Indemnitee set forth in this Agreement or (B) result from any claim, litigation, investigation or proceeding that does not involve an act or omission of the Company, a Subsidiary Borrower or any of their respective Affiliates and that is brought by an Indemnitee against any other Indemnitee (other than any claim, litigation, investigation or proceeding brought by an Indemnitee against the Administrative Agent or any Arranger in its capacity or in fulfilling its role as an agent or arranger or any other similar role hereunder). No

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Indemnitee shall be liable for any damages arising from the use of information or other materials obtained through electronic, telecommunications or other information transmission systems, except to the extent any such damages are found by a final, non-appealable judgment of a court of competent jurisdiction to arise from the gross negligence or willful misconduct of such Indemnitee, and no party hereto shall be liable for any special, indirect, consequential or punitive damages in connection with the Loans, this Agreement or its activities related thereto; provided that nothing contained in this sentence will limit the Company’s indemnity and reimbursement obligations set forth in this Section 8.04. This paragraph shall not apply with respect to Taxes other than any Taxes that represent losses, claims or damages arising from any non-Tax claim.
(c)To the extent that the Company fails to pay any amount required to be paid by it under Section 8.04(a) or 8.04(b) to the Administrative Agent or any of its Related Parties, each Lender severally agrees to pay to the Administrative Agent or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent in its capacity as such or against any Related Party acting for the Administrative Agent in connection with such capacity. For purposes of this paragraph, a Lender’s “pro rata share” shall be determined based upon its share of the sum of the total Undrawn Commitments and the Aggregate Revolving Credit Exposure outstanding, in each case, at the time (or most recently in effect or outstanding, as the case may be).

(d)All amounts due under this Section 8.04 shall be payable promptly after written demand therefor.

SECTION 8.05. Binding Effect; Survival. On and after the Closing Date, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that neither the Company nor any Subsidiary Borrower shall have the right to assign its rights or obligations hereunder or any interest herein without the prior written consent of the Lenders (and any attempted assignment without such consent shall be null and void), other than, in the case of the Company, pursuant to and in accordance with Section 5.02(b) or 8.18 or, in the case of any Subsidiary Borrower, pursuant to any merger or consolidation that would not result in a Subsidiary Borrower Termination Event under clause (b)(ii) of the definition of such term. The provisions of Sections 2.04(c), 2.11, 2.12, 2.13(d), 2.14, 2.18, 8.04, 8.17 and 9.03 and Article VII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement.
SECTION 8.06. Optional Assignments; Participations. (a) Each Lender may, but only with the prior written consent of the Administrative Agent and the Company (which consent shall not be unreasonably withheld, and provided that the Company shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within 15 Business Days after having received written notice thereof), assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment of any Class and the Loans of any Class owing to it); provided, however,

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that no consent of the Company shall be required for an assignment by a Lender to an Affiliate of such Lender or upon the occurrence and during the continuance of an Event of Default arising under Section 6.01(a), 6.01(e) or 6.01(f) (provided that, in each case, the Company shall have received a written notice of such assignment); provided further that (i) each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Lender’s rights and obligations under this Agreement, provided that this clause (i) shall not be construed to prohibit assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of one Class of Commitments or Loans, (ii) the amount of the Commitment or Loans of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Assumption with respect to such assignment) shall in no event be less than US$10,000,000 and shall be an integral multiple of US$1,000,000 in excess thereof or, in the case of an assignment of loans denominated in Alternative Currencies, the equivalent thereof (except in the case of (x) an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class or (y) an assignment to a Lender or an Affiliate of a Lender) unless otherwise agreed by the Company and the Administrative Agent, (iii) no such assignment shall result in any additional liability of the Company or any Subsidiary Borrower on account of United States Taxes or Ireland Taxes under Section 2.14 or for increased costs under Section 2.11 or violate any applicable provisions of the securities laws of the United States or any State thereof, (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent, for recording, an Assignment and Assumption (or an agreement incorporating by reference a form of Assignment and Assumption posted on the Platform) (bearing the consent of the Company, if its consent is required as set forth above) and a processing and recordation fee of US$3,500 payable to the Administrative Agent (such fee to be paid by the parties to such assignment or, in the case of any assignment pursuant to Section 2.18(b), by the Company) and (v) the assignee shall deliver to the Administrative Agent a completed Administrative Questionnaire and any tax forms required by Section 2.14(f) (unless the assignee shall already be a Lender hereunder). Upon such execution, delivery and recording and, if applicable, delivery of written consent of the Company to such assignment, from and after the effective date specified in each Assignment and Assumption, which effective date shall be at least five Business Days after the execution thereof and shall be coordinated by the parties thereto with the Administrative Agent to be the same date as the date of such recording, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Assumption, have the rights and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Assumption, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.11, 2.12 and 2.14 (to the extent accrued for periods prior to it ceasing to be a party hereto) and Section 8.04). Any assignment by a Lender of rights or obligations under this Agreement that does not comply with this Section 8.06(a) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 8.06(c), provided that the requirements of Section 8.06(c) are met. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright

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payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Company and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.
(b)[Reserved.]
(c)Each Lender may sell participations to one or more Eligible Assignees (each, a “Participant”) in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment of any Class and the Loans of any Class owing to it); provided, however, that (i) such Lender’s obligations under this Agreement (including, without limitation, its ~~Commitment~~Commitments hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the Borrowers, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and (iv) no such participation shall restrict the right of the Lender to take or refrain from taking any action, including the consent or agreement to any waiver, amendment or modification of this Agreement or under documents related hereto, except with respect to any action described in clause (ii)(A), (ii)(B) or (ii)(C) of the first proviso of Section 8.01(a). The Borrowers agree that each Participant shall be entitled to the benefits of Sections 2.11, 2.12 and 2.14 (subject to the requirements and limitations therein, including the requirements under Section 2.14(f) (it being understood that the documentation required under Section 2.14(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 8.06(a); provided that such Participant (x) agrees to be subject to the provisions of Section 2.18 as if it were an assignee under Section 8.06(a) and (y) shall not be entitled to receive any greater payment under Section 2.11 or 2.14, with respect to any participation, than its participating Lender would have been entitled to receive (it being understood and agreed that such Participant shall not be entitled to the benefit of any other indemnity, expense reimbursement, yield protection or similar provision solely on account of becoming a Participant rather than being a party hereto). Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other rights and obligations of such Lender under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans or other rights and obligations under this Agreement) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan or other right and obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations and Proposed Treasury Regulations Section 1.163-5(b) (or any amended or successor version). The entries in the Participant Register shall be conclusive absent

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manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining any Participant Register.

(d)Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including, without limitation, any pledge or assignment to secure obligations to a Federal Reserve Bank or other central bank having jurisdiction over such Lender, and this Section 8.06 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

SECTION 8.07. Confidentiality. (a) Each Agent and each Lender agrees to maintain the confidentiality of the Information (as defined below) in accordance with its customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices, except that Information may be disclosed (i) to its Related Parties, including accountants and legal counsel (it being understood that the Persons to whom such disclosure is made shall be informed of the confidential nature of such Information and instructed to keep such Information confidential); (ii) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners) (it being understood that the regulatory authority to which such disclosure is made shall be informed of the confidential nature of such Information and, except where such regulatory authority would be required to keep such Information confidential as a matter of law, requested to keep such Information confidential); (iii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process (it being understood that the Persons to whom such disclosure is made shall be informed of the confidential nature of such Information and, except where such Person would be required to keep such Information confidential as a matter of law, requested to keep such Information confidential); (iv) to any other party to this Agreement; (v) in connection with the exercise of any remedies under this Agreement or under any agreement or instrument contemplated by this Agreement or any suit, action or proceeding relating to this Agreement or any other agreement or instrument contemplated by this Agreement or the enforcement of rights hereunder or thereunder (it being understood that the Persons to whom such disclosure is made shall be informed of the confidential nature of such Information and requested to keep such Information confidential); (vi) subject to execution by it of a written agreement containing provisions substantially the same as those of this Section 8.07, (A) to any Eligible Assignee of or participant in, or any prospective Eligible Assignee of or participant in, any of its rights or obligations under this Agreement or any Eligible Assignee invited to be a Lender pursuant to Section 2.06 or (B) to any actual of prospective counterparty to any swap or derivative transaction relating to the Company or any Subsidiary and its obligations or any actual or prospective insurance provider relating to any such obligations (or, in each case, their respective Related Parties); (vii) with the written consent of the Company; (viii) to rating agencies (on a confidential basis) and data service providers, including league table providers, that serve the lending industry, such information to consist of information customarily provided by arrangers to such data service providers; or (xi) to the extent that such Information (A) is or becomes publicly available other than as a result of a breach of this Section 8.07 or (B) is or becomes available to the Administrative

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Agent, any Syndication Agent, any Documentation Agent or any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than any Borrower. For the purposes of this Section 8.07, “Information” means all information received from the Company, any of its Affiliates or any of the Company’s or such Affiliates’ respective Related Parties, including accountants and legal counsel, relating to the Company, any of its Affiliates or any of the Company’s or such Affiliates’ respective Related Parties, other than any such information that is available to the Administrative Agent, any Syndication Agent, any Documentation Agent, any Lender or any of their respective Affiliates on a nonconfidential basis prior to disclosure by the Company, any of its Affiliates or any of the Company’s or such Affiliates’ respective Related Parties. Any Person required to maintain the confidentiality of Information as provided in this Section 8.07 shall be considered to have complied with its obligation to do so if such Person has exercised no less than reasonable care and at least the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

(b)Each of the Administrative Agent, the Company and the Subsidiary Borrowers agree to keep each COF Rate (but not the Average COF Rate) confidential and not to disclose it to any other Person, and the Company further agrees to cause its Subsidiaries not to disclose any COF Rate to any other Person, except that (i) in the event a Eurocurrency Borrowing or a Borrowing comprised of Same Day Tranche 2 Euro Loans is to bear interest by reference to the Average COF Rate as provided ~~in Section 2.17~~herein, the Administrative Agent shall promptly disclose the COF Rate of each Lender of the applicable Class, as communicated by such Lender to the Administrative Agent, to the Company and the Subsidiary Borrowers, and (ii) each of the Administrative Agent, the Company, the Subsidiary Borrowers and the other Subsidiaries may disclose any COF Rate (i) to any of its Affiliates and any of its or their respective Related Parties or auditors; provided that any such Person to whom such COF Rate is to be disclosed is informed in writing of its confidential nature and that it may be price-sensitive information; provided further that there shall be no requirement to so inform such Person if, in the opinion of the disclosing party, it is not practicable to do so under the circumstances, (ii) to any Person to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitration, administrative or other investigations, proceedings or disputes if the Person to whom such COF Rate is to be disclosed is informed in writing of its confidential nature and that it may be price-sensitive information; provided that there shall be no requirement to so inform such Person if, in the opinion of the disclosing party, it is not practicable to do so under the circumstances, (iii) to the extent required by applicable ~~Law~~law or by any subpoena or similar legal process, and (iv) the Administrative Agent, the Company and any Subsidiary Borrower may disclose any COF Rate to any Person (x) with the consent of the relevant Lender, (y) pursuant to applicable law or compulsory legal process and (z) to the extent customary or required in any public or regulatory filing. The Administrative Agent, the Company and the Subsidiary Borrowers agree to, and the Company shall cause its Subsidiaries to, to the extent permitted by applicable ~~Law~~law, (x) inform each relevant Lender of the circumstances of any disclosure made pursuant to this paragraph and (y) notify each relevant Lender upon becoming aware that any information has been disclosed in breach of this paragraph. No Default or Event of Default shall arise under Section 6.01(d), and no Subsidiary Borrower Termination Event shall arise under clause (e) of the definition of such term, in each case, solely by reason of the failure of the Company, any Subsidiary Borrower or any other Subsidiary to comply with this paragraph.

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(c)Each of the Administrative Agent, the Syndication Agents, the Documentation Agents and each Lender acknowledges that (i) the Information may include MNPI, (ii) it has developed compliance procedures regarding the use of MNPI and (iii) it will handle such MNPI in accordance with applicable law, including United States Federal and state securities laws.

SECTION 8.08. Records of Administrative Agent. (a) The Administrative Agent shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a copy of each Assignment and Assumption executed by an assigning Lender and an Eligible Assignee and delivered to it and shall record the names and addresses of the Lenders and the ~~Commitment~~Commitments of, and principal amount of the Loans owing to (in the case of Same Day Tranche 2 Euro Loans, subject to receiving notice of the making of such Loans from the Lenders as contemplated by Section 2.04(b)(ii)), each Lender from time to time. The Administrative Agent shall (in the case of Same Day Tranche 2 Euro Loans, subject to receiving notice of the making of such Loans from the Lenders as contemplated by Section 2.04(b)(ii)) record in the loan accounts or other records maintained by it (i) the date and amount of each Borrowing made hereunder, the Class and Type of Loans comprising such Borrowing and the Interest Period applicable thereto if comprised of Eurocurrency Loans, (ii) the terms of each Assignment and Assumption delivered to and accepted by the Company, (iii) the amount of any principal or interest due and payable or to become due and payable from any Borrower to each Lender hereunder in connection with the Loans and (iv) the amount of any sum received by the Administrative Agent from any Borrower hereunder in connection with the Loans and each Lender’s share thereof. The entries in the loan accounts or records maintained by the Administrative Agent shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded therein as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. In addition, the Administrative Agent shall record information regarding the designation, and revocation of designation, of any Lender as a Defaulting Lender. Such loan accounts or records shall be available for inspection by the Company or any Lender at any reasonable time and from time to time upon reasonable prior notice.

(b)Upon its receipt of an Assignment and Assumption (or an agreement incorporating by reference a form of Assignment and Assumption posted on the Platform) executed by an assigning Lender and by an assignee representing that it is an Eligible Assignee, such assignee’s completed Administrative Questionnaire and any tax forms required by Section 2.14(f) (unless such assignee shall already be a Lender hereunder) and the processing and recordation fee referred to in Section 8.06(a), the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein; provided that the Administrative Agent shall not be required to accept such Assignment and Assumption or so record the information contained therein if the Administrative Agent reasonably believes that such Assignment and Assumption lacks any written consent required by Section 8.06(a) or is otherwise not in proper form, it being acknowledged that the Administrative Agent shall have no duty or obligation (and shall incur no liability) with respect to obtaining (or confirming the receipt) of any such written consent or with respect to the form of (or any defect in) such Assignment and Assumption, any such duty and obligation being solely with the assigning Lender and the assignee.

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SECTION 8.09. Governing Law; Consent to Service of Process; Waiver of Jury Trial. (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. Each party hereto hereby irrevocably submits, for itself and for its property, to the exclusive jurisdiction of the United States District Court of the Southern District of New York and the Supreme Court of the State of New York sitting in New York County, and any appellate court from any thereof, over any suit, action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each party hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding brought by it or its controlled Affiliates shall be brought, and shall be heard and determined, exclusively in such New York State court or, to the extent permitted by law, in such New York Federal court. Each of the parties hereto agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party hereto hereby irrevocably consents to the service of any and all process in any such suit, action or proceeding by the mailing of copies of such process in the manner provided for notices in Section 8.02; provided, however, that nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law. Each of the parties hereto hereby irrevocably waives any objection to venue in any court referred to in this Section and any objection to a suit, action or proceeding in any such court on the basis of forum non conveniens. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO JURY TRIAL IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED BY THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). Each party hereto hereby (i) certifies that no representative, agent or attorney of any other person has represented, expressly or otherwise, that such other person would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Agreement and the other agreements and instruments contemplated by this Agreement by, among other things, the mutual waivers and certifications in this section.

(b)Each Subsidiary Borrower that is not a Domestic Subsidiary hereby irrevocably designates, appoints and empowers the Company, and the Company hereby accepts such appointment, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents that may be served in any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document. Such service may be made by mailing or delivering a copy of such process to any Subsidiary Borrower in care of the Company at the Company’s address used for purposes of giving notice under Section 8.02, and each Subsidiary Borrower hereby irrevocably authorizes and directs the Company to accept, and the Company agrees to accept, such service on its behalf.
SECTION 8.10. Execution in Counterparts; Integration; Electronic Execution. (a) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging shall be effective as delivery

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of a manually executed counterpart of this Agreement. This Agreement and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof, including the commitments of the Lenders and, if applicable, their Affiliates under any commitment letter and any commitment advices submitted by them (but does not supersede any other provisions of any commitment letter or any fee letter referred to therein (or any separate letter agreements with respect to fees payable to the Administrative Agent) that do not by the terms of such documents terminate upon the effectiveness of this Agreement, all of which provisions shall remain in full force and effect).
(b)The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Agreement or any agreement or instrument contemplated by this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, electronic deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

SECTION 8.11. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 8.12. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 8.13. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts that are treated as interest on such Loan under applicable law (collectively, the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated

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amount, together with interest thereon at the NYFRB Rate to the date of repayment, shall have been received by such Lender.

SECTION 8.14. No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other agreement or instrument in connection with this Agreement) and any communications in connection therewith, the Company and each Subsidiary Borrower acknowledges and agrees that: (i) (A) such transactions are arm’s-length commercial transactions between the Company, the Subsidiary Borrowers and their respective Affiliates, on the one hand, and the Administrative Agent, the Lenders and the Arrangers, on the other hand, and such transactions and communications do not create, by implication or otherwise, any fiduciary duty on the part of the Administrative Agent, the Lenders, the Arrangers or their respective Affiliates, and no such duty will be deemed to have arisen in connection with any such transactions or communications, (B) the Company and the Subsidiary Borrowers have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate and (C) the Company and the Subsidiary Borrowers are capable of evaluating, and understand and accept, the terms, risks and conditions of the transactions contemplated hereby; (ii) (A) the Administrative Agent, the Lenders and the Arrangers each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not and will not be acting as an advisor, agent or fiduciary for the Company, any Subsidiary Borrower or any of their respective Affiliates or any other Person and (B) none of the Administrative Agent, any Lender or any Arranger has any obligation to the Company, any Subsidiary Borrower or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein; and (iii) the Administrative Agent, the Lenders and the Arrangers and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, the Subsidiary Borrowers and their respective Affiliates, and none of the Administrative Agent, the Lenders or the Arrangers has any obligation to disclose any of such interests to the Company, the Subsidiary Borrowers or such Affiliates. To the fullest extent permitted by law, the Company and each Subsidiary Borrower hereby agrees not to assert any claims against the Administrative Agent, the Lenders, the Arrangers or their respective Affiliates with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

SECTION 8.15. USA PATRIOT Act Notice and Beneficial Ownership Regulation. Each Lender that is subject to the USA PATRIOT Act or the Beneficial Ownership Regulation and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrowers that pursuant to the requirements of the USA PATRIOT Act and/or the Beneficial Ownership Regulation, it is required to obtain, verify and record information that identifies the Borrowers, which information includes the name and address of the Borrowers and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrowers in accordance with the USA PATRIOT Act and the Beneficial Ownership Regulation. The Borrowers shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests and that is required to comply with its ongoing

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obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the Beneficial Ownership Regulation.
SECTION 8.16. Acknowledgment and Consent to Bail-In of ~~EEA~~Affected Financial Institutions. Notwithstanding anything to the contrary in this Agreement or in any other agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges that any liability of any Affected Financial Institution arising under this Agreement may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder that may be payable to it by any party hereto that is an Affected Financial Institution; and
(b)the effects of any Bail-In Action on any such liability, including, if applicable:

(i)a reduction in full or in part or cancellation of any such liability;
(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement; or
(iii)the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.
SECTION 8.17. Conversion of Currencies. (a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, each party hereto (including each Subsidiary Borrower) agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given.
(b)The obligations of each Borrower in respect of any sum due to any party hereto or any holder of the obligations owing hereunder (the “Applicable Creditor”) shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which such sum is stated to be due hereunder (the “Agreement Currency”), be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in the Agreement Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such loss.

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SECTION 8.18. Permitted Reorganization~~SECTION 8.19.~~ . Notwithstanding any other provision of this Agreement, the Company may, after the Availability Date, become a wholly-owned Subsidiary of a corporation organized under the laws of the United States of America, any State thereof or the District of Columbia (the “New Holding Company”) by means of a merger of the Company with or into a newly organized wholly owned Domestic Subsidiary of the New Holding Company (the “Permitted Reorganization Merger Subsidiary”) or another transaction or series of transactions that result in the Company becoming a wholly owned Domestic Subsidiary of the New Holding Company, provided that:
(a)immediately after the consummation of the Permitted Reorganization, the identity of the holders of the equity interests in the New Holding Company, and the percentage of the ordinary voting power represented by the equity interests in the New Holding Company held by each of them, shall be identical to the identity of the holders of the equity interests in the Company, and the percentage of the ordinary voting power represented by the equity interests in the Company held by each of them, immediately prior to the consummation of the Permitted Reorganization;
(b)the New Holding Company and, if applicable, the Permitted Reorganization Merger Subsidiary, prior to the consummation of the Permitted Reorganization, shall not have been engaged in any business activities or conducted any operations other than in connection with or as contemplated by the Permitted Reorganization and shall not own any material assets;

(c)prior to the consummation of the Permitted Reorganization, the Company, the New Holding Company and the Administrative Agent shall enter into an agreement in writing pursuant to which this Agreement shall be amended as may be necessary or appropriate, in the opinion of the Company and the Administrative Agent, to reflect (i) the Company becoming a wholly owned Subsidiary of the New Holding Company, (ii) subject to clause (iii) below, the New Holding Company becoming bound hereby and by the other Loan Documents as if it were the original “Company”, including for purposes of the definitions, the representations and warranties set forth in Article IV hereof, the covenants set forth in Article V hereof, the Events of Default set forth in Article VI hereof and the Company Guarantee set forth in Article IX hereof (and the related defined terms), and becoming a Borrower hereunder as if it were the original “Company” and (iii) notwithstanding anything to the contrary in clause (ii) above, the Company remaining the primary obligor in respect of the Loans owing by the Company and all the rights and obligations of the Company under this Agreement in its capacity as a Borrower remaining rights and obligations of the Company (it being understood and agreed, however, that from and after the consummation of the Permitted Reorganization provisions hereof applicable to the Company in its capacity as a Borrower shall be consistent with the provisions hereof applicable to the other Subsidiary Borrowers in such capacity), including any such amendments (consistent with clauses (i) through (iii) above) to provide that (A) references to the Company will be modified to be references to the New Holding Company,other than in Section 2.19(e), or to each of the Company and the New Holding Company (including in Section 2.19(e)), as the context of the original reference requires and (B) on the date of effectiveness of such agreement, the New Holding Company shall represent and warrant, after giving effect to such agreement and pro forma effect to the Permitted Reorganization, as to the

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matters set forth in Sections 4.01(a), 4.01(b), 4.01(c), 4.01(d), 4.01(j) and 4.01(k); provided that a copy of such agreement shall have been provided by the Administrative Agent to the Lenders and the Administrative Agent shall not have received, within five Business Days of the date a copy of such agreement is provided to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendments (it being understood that in the absence of such written notice from the Required Lenders, such amendments shall become effective at the end of such period, without any further action or consent of any other party to this Agreement);

(d)prior to or substantially concurrently with the consummation of the Permitted Reorganization, the New Holding Company shall deliver to the Administrative Agent documents, certificates and opinions relating to the New Holding Company consistent with those delivered pursuant to Sections 3.01(b) and 3.01(c); and

(e)the Administrative Agent and the Lenders shall have received, at least three Business Days prior to the date of the consummation of the Permitted Reorganization, all documentation and other information required by bank regulatory authorities with respect to the New Holding Company under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the Beneficial Ownership Regulation, that has been reasonably requested by the Administrative Agent or any Lender in writing at least five Business Days prior to the date of the consummation of the Permitted Reorganization.

ARTICLE IX

COMPANY GUARANTEE
SECTION 9.01. The Guarantee. The Company hereby unconditionally guarantees the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each Loan owing by any Subsidiary Borrower pursuant to this Agreement, and the full and punctual payment of all other amounts payable by any Subsidiary Borrower under this Agreement or any other Loan Document, in each case, within three Business Days after written demand therefor shall have been received by the Company from the Administrative Agent (such guarantee, including the obligations of the Company thereunder as set forth in this Article IX, the “Company Guarantee”).
SECTION 9.02. Guarantee Unconditional. The obligations of the Company under the Company Guarantee shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:
(a)any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of any Subsidiary Borrower under this Agreement or any other Loan Document, by operation of law or otherwise;
(b)any modification or amendment of or supplement to this Agreement or any other Loan Document;

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(c)any change in the corporate existence, structure or ownership of any Subsidiary Borrower or any insolvency, bankruptcy, reorganization or other similar proceeding affecting such Subsidiary Borrower or its assets or any resulting release or discharge of any obligation of any Subsidiary Borrower contained in this Agreement or any other Loan Document;

(d)the existence of any claim, set-off or other rights that the Company may have at any time against any Subsidiary Borrower, the Administrative Agent, any Lender or any other Person, whether in connection herewith or any unrelated transactions; provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

(e)any invalidity or unenforceability relating to or against any Subsidiary Borrower for any reason of this Agreement or any other Loan Document, or any provision of applicable law or regulation purporting to prohibit the payment by any Subsidiary Borrower of the principal of or interest on any Loan or any other amount payable by it under this Agreement or any other Loan Document; or

(f)any other act or omission by any Subsidiary Borrower, the Administrative Agent, any Lender or any other Person which might, but for the provisions of this Section 9.02, constitute a legal or equitable discharge of the Company’s obligations under the Company Guarantee (other than as set forth in Section 9.03).

SECTION 9.03. Discharge; Reinstatement in Certain Circumstances. The Company’s obligations under the Company Guarantee with respect to the obligations of a Subsidiary Borrower shall remain in full force and effect until the earlier of (a) the date on which the Commitments shall have terminated and the principal of and interest on the Loans owing by such Subsidiary Borrower and all other amounts payable by such Subsidiary Borrower under this Agreement shall have been paid in full, (b) the date on which, following a Subsidiary Borrower Termination Event with respect to such Subsidiary Borrower, the obligations of the Lenders to extend Loans to such Subsidiary Borrower shall have been terminated and the principal of and interest on the Loans of such Subsidiary Borrower and all other amounts payable by such Subsidiary Borrower under this Agreement shall have been paid in full and (c) the date on which, following the designation of such Subsidiary as an Ineligible Subsidiary pursuant to Section 2.19(c), the principal of and interest on the Loans owing by such Subsidiary Borrower, if any, and all other amounts payable by such Subsidiary Borrower under this Agreement shall have been paid in full; provided, however, that the Company may be released from any of its obligations under the Company Guarantee by the Administrative Agent with the written consent of all the Lenders as set forth in Section 8.01(a). If at any time any payment of the principal of or interest on any Loan or any other amount payable by any Subsidiary Borrower under this Agreement is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of such Subsidiary Borrower, or otherwise, the Company’s obligations under the Company Guarantee with respect to such payment shall be reinstated at such time as though such payment had been due but not made at such time.
SECTION 9.04. Waiver by the Company. The Company irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action not provided for herein be taken by any Person against any Subsidiary Borrower or any other Person.

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SECTION 9.05. Taxes. Section 2.14 shall apply mutatis mutandis to any payment made by the Company on behalf of a Subsidiary Borrower pursuant to the Company Guarantee.

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~~IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.~~

~~OTIS WORLDWIDE CORPORATION,~~
~~By~~
~~Name: Title:~~

~~OTIS INTERCOMPANY LENDING DESIGNATED ACTIVITY COMPANY,~~
~~By~~
~~Name: Title:~~

~~[Signature Page to Otis Revolving Credit Agreement]~~

~~JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,~~
~~By~~
~~Name: Title:~~

[Signature Page to Otis Revolving Credit Agreement]

~~SIGNATURE PAGE TO~~
~~THE REVOLVING CREDIT AGREEMENT~~
~~OF OTIS WORLDWIDE CORPORATION~~
~~Name of Institution:~~

~~By:~~
~~Name:~~
~~Title:~~

~~For any Lender requiring a second signature block:~~

~~By:~~
~~Name:~~
~~Title:~~

[Signature Page to Otis Revolving Credit Agreement]